SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

PIER 1 IMPORTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

100 Pier 1 Place

Fort Worth, Texas 76102

May 11, 2017

Dear Shareholder:

The board of directors and management cordially invite you to attend Pier 1 Imports’ annual meeting of shareholders to be held at 10:00 a.m., local time, on Thursday, June 22, 2017, at Pier 1 Imports’ corporate headquarters, Mezzanine Level, Conference Center Room C, 100 Pier 1 Place, Fort Worth, Texas 76102. The formal notice of the annual meeting of shareholders and proxy statement are attached.

Pier 1 Imports has chosen to furnish its proxy statement and annual report to its shareholders over the Internet, as allowed by the rules of the Securities and Exchange Commission. Rather than mailing paper copies, we believe that this e-proxy process will expedite shareholder receipt of the materials, lower Pier 1 Imports’ expenses associated with this process and eliminate unnecessary printing and paper usage. As a shareholder of Pier 1 Imports, you are receiving by mail (or email) a Notice of Internet Availability of Proxy Materials (“Notice”), which will instruct you on how to access and review the proxy statement and annual report over the Internet. The Notice will also instruct you how to vote your shares over the Internet. Shareholders who would like to receive a paper copy of the Pier 1 Imports proxy statement and annual report, free of charge, should follow the instructions on the Notice. Shareholders who request paper copies will also receive a proxy card or voting instruction form which will instruct them on how to vote their shares by mail, by telephone, or over the Internet.

It is important that your shares be voted at the meeting in accordance with your preference. If you do not plan to attend, you may vote your shares by following the instructions in the Notice, proxy card, or voting instruction form. If you are able to attend the meeting and wish to vote in person, you may withdraw your proxy at that time. See the response to the question “How do I vote?” in the proxy statement for a more detailed description of voting procedures and the response to the question “Do I need an admission ticket to attend the annual meeting?” in the proxy statement for our procedures for admission to the meeting.

Sincerely,

Alasdair B. James President and Chief Executive Officer	Terry E. London Chairman of the Board

100 Pier 1 Place

Fort Worth, Texas 76102

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

To Be Held June 22, 2017

Notice is hereby given that the annual meeting of shareholders of Pier 1 Imports, Inc., a Delaware corporation (“Pier 1 Imports”), will be held on Thursday, June 22, 2017, at 10:00 a.m., local time, at Pier 1 Imports’ corporate headquarters, Mezzanine Level, Conference Center Room C, 100 Pier 1 Place, Fort Worth, Texas 76102 for the following purposes, as more fully described in the accompanying proxy statement:

Proposal No. 1 –	to elect as directors the nine nominees named in the accompanying proxy statement to hold office until the next annual meeting of shareholders and until their successors are elected and qualified;

Proposal No. 2 –	to vote to adopt a non-binding, advisory resolution to approve the compensation of Pier 1 Imports’ named executive officers;

Proposal No. 3 –	to vote on a non-binding, advisory proposal with respect to the frequency of future shareholder advisory voting on the compensation of Pier 1 Imports’ named executive officers;

Proposal No. 4 –	to vote to approve an amendment of the Pier 1 Imports, Inc. 2015 Stock Incentive Plan to increase the number of shares available for grant under the plan; and

Proposal No. 5 –	to vote to ratify the audit committee’s engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2018.

In their discretion, the proxies are authorized to vote, as described in the accompanying proxy statement, upon any other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

Only shareholders of record at the close of business on April 27, 2017, are entitled to receive notice of and to vote their shares at, the annual meeting.

Pier 1 Imports is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders over the Internet. Pier 1 Imports believes that this process allows it to provide you with the information you need while lowering the costs associated with the annual meeting. You are cordially invited to attend the annual meeting in person. However, to ensure that your vote is counted at the annual meeting, please vote as promptly as possible.

By order of the board of directors,

Michael A. Carter

Executive Vice President, Compliance and General Counsel, Secretary

May 11, 2017

Fort Worth, Texas

100 Pier 1 Place

Fort Worth, Texas 76102

OTHER GOVERNANCE MATTERS	18
Prohibition on Hedging and Pledging	18
Clawback Policy	18

SHARE OWNERSHIP	19
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS	19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	19
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19

COMPENSATION	20
PROPOSAL NO. 2 – ADVISORY APPROVAL OF THE COMPENSATION OF PIER 1 IMPORTS’ NAMED EXECUTIVE OFFICERS	20
PROPOSAL NO. 3 – A NON-BINDING, ADVISORY VOTE WITH RESPECT TO THE FREQUENCY OF SHAREHOLDER ADVISORY VOTING ON THE COMPENSATION OF PIER 1 IMPORTS’ NAMED EXECUTIVE OFFICERS	21
NAMED EXECUTIVE OFFICERS	21
COMPENSATION COMMITTEE REPORT	22
COMPENSATION DISCUSSION AND ANALYSIS	22
Message from the Compensation Committee	23
Fiscal 2017 Business Highlights	24
Target Setting	25
Shareholder Engagement Regarding Executive Compensation	25
Compensation Policies, Principles, Objectives and Practices	26
Pier 1 Imports, Inc. 2015 Stock Incentive Plan	27
Executive Compensation Components	27
Compensation Determinations and Role of Executive Officers	32
Pier 1 Imports’ Guidelines on Share Ownership	32
Pier 1 Imports’ Policy on Section 162(m)	32
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	33
COMPENSATION RISK	33
SUMMARY COMPENSATION TABLE FOR THE FISCAL YEARS ENDED FEBRUARY 25, 2017, FEBRUARY 27, 2016, AND FEBRUARY 28, 2015	34
GRANTS OF PLAN-BASED AWARDS FOR THE FISCAL YEAR ENDED FEBRUARY 25, 2017	36
OUTSTANDING EQUITY AWARDS TABLE FOR THE FISCAL YEAR ENDED FEBRUARY 25, 2017	37
OPTION EXERCISES AND STOCK VESTED TABLE FOR THE FISCAL YEAR ENDED FEBRUARY 25, 2017	38
PENSION BENEFITS TABLE FOR THE FISCAL YEAR ENDED FEBRUARY 25, 2017	38
NON-QUALIFIED DEFERRED COMPENSATION TABLE FOR THE FISCAL YEAR ENDED FEBRUARY 25, 2017	39
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	41
EQUITY COMPENSATION PLAN INFORMATION	44
PROPOSAL NO. 4 – AMENDMENT TO INCREASE THE NUMBER OF SHARES UNDER THE PIER 1 IMPORTS, INC. 2015 STOCK INCENTIVE PLAN	44

AUDIT MATTERS	51
AUDIT COMMITTEE REPORT	51
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	52
PROPOSAL NO. 5 – RATIFICATION OF ENGAGEMENT OF ERNST & YOUNG LLP	52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES	52
PRE-APPROVAL OF NON-AUDIT FEES	52

QUESTIONS AND ANSWERS REGARDING THE PROXY STATEMENT AND ANNUAL MEETING	53

OTHER BUSINESS	57

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING OF SHAREHOLDERS	57

YOUR VOTE IS IMPORTANT	57

DRIVING DIRECTIONS FOR THE PIER 1 IMPORTS, INC. ANNUAL MEETING OF SHAREHOLDERS	58

APPENDIX A – FIRST AMENDMENT TO PIER 1 IMPORTS, INC. 2015 STOCK INCENTIVE PLAN (OMNIBUS PLAN)	A-1

APPENDIX B – PIER 1 IMPORTS, INC. 2015 STOCK INCENTIVE PLAN (OMNIBUS PLAN)	B-1

VOTING INFORMATION

Who is entitled to vote at the annual meeting?

Holders of Pier 1 Imports common stock at the close of business on April 27, 2017, are entitled to vote their shares at the annual meeting. As of that date, there were 84,705,552 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.

How do I vote?

You may vote using any of the following methods:

•	By Internet

If you are a shareholder of record, you will need the control number included on the Notice to access the proxy materials. Follow the instructions in the Notice to vote your shares electronically over the Internet. Voting over the Internet authorizes the proxies approved by the board of directors and named in the proxy card to vote your shares in the same manner as if you marked, signed and returned a proxy card. If you are a beneficial owner of shares, you may vote your shares electronically over the Internet by following the instructions sent to you by your broker, bank or other intermediary.

•	By mail

If you are a shareholder of record, you may request printed copies of the proxy materials from Pier 1 Imports by following the instructions on the Notice, which will include a proxy card. If you are a beneficial owner of shares, you may vote your shares by mail by following the instructions sent to you by your broker, bank or other intermediary. Be sure to complete, sign and date the proxy card or voting instruction form and return it in the prepaid envelope.

•	By telephone

If you are a shareholder of record, you may vote your shares telephonically by calling the toll-free number that is referenced in the proxy materials available over the Internet or by mail. Voting by telephone authorizes the proxies approved by the board of directors and named in the proxy card to vote your shares in the same manner as if you marked, signed and returned a proxy card. If you are a beneficial owner of shares, you may vote your shares telephonically by following the instructions sent to you by your broker, bank or other intermediary.

•	In person at the annual meeting

All shareholders of record may vote in person at the annual meeting. You can request a ballot at the meeting. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other intermediary and present it to the inspector of election with your ballot to be able to vote at the annual meeting.

Internet and telephone voting facilities for shareholders of record will be available 24 hours a day, and will close at 11:59 p.m. Eastern Time on June 21, 2017. The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other intermediary. Pier 1 Imports therefore recommends that you follow the voting instructions in the materials provided to you by your broker, bank or other intermediary. If you vote over the Internet or by telephone, you do not have to return a proxy card or voting instruction form. If you are located outside the United States and Canada, please use the Internet or mail voting methods. Your vote is important. Your timely response can save Pier 1 Imports the expense of attempting to contact you regarding your vote.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	1

VOTING INFORMATION

Roadmap of Voting Matters

Shareholders will be asked to vote on the following proposals:

BOARD RECOMMENDATION
Proposal No. 1 – Election of Directors (page 3)
The board of directors is seeking the election of nine director nominees. The board of directors believes that the nine director nominees possess the qualifications to provide effective leadership and should hold office until the next annual meeting of shareholders and until their successors are elected and qualified.	FOR EACH DIRECTOR NOMINEE
Proposal No. 2 – Advisory Approval of the Compensation of Pier 1 Imports’ Named Executive Officers (page 20)
Pier 1 Imports is seeking a non-binding, advisory resolution to approve the compensation of Pier 1 Imports’ named executive officers as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion below under the caption “Compensation.”	FOR
Proposal No. 3 – Advisory Approval of Frequency of Shareholder Advisory Vote to Approve the Compensation of Pier 1 Imports’ Named Executive Officers (page 21)
Pier 1 Imports is holding a non-binding, advisory vote to determine the frequency of the shareholder advisory vote described in Proposal No. 2 above.	EVERY YEAR
Proposal No. 4 – Amendment of the Pier 1 Imports, Inc. 2015 Stock Incentive Plan (page 44)
Pier 1 Imports is seeking approval of an amendment to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan to increase the number of shares available for grant under the plan.	FOR
Proposal No. 5 – Ratification of Engagement of Ernst & Young LLP (page 52)
The board of directors and audit committee are seeking ratification of the engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2018.	FOR

In their discretion, the proxies are authorized to vote, as described in this proxy statement, upon any other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

Additional Information

Please see the Questions and Answers section beginning on page 53 for important information about the proxy materials, voting, the annual meeting, Pier 1 Imports documents and communications.

2	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

GOVERNANCE

The board of directors believes that good corporate governance is a prerequisite to achieving business success. Pier 1 Imports’ board of directors has adopted written corporate governance guidelines and policies designed to strengthen Pier 1 Imports’ corporate governance. Pier 1 Imports’ Corporate Governance Guidelines include information related to the board’s role and responsibilities, director qualifications and standards for determining whether a director is independent. Each standing committee of the board of directors has adopted a charter, which sets forth the role and responsibilities of the respective committee. In addition, Pier 1 Imports has adopted a Code of Business Conduct and Ethics applicable to all of its directors, officers and employees, including Pier 1 Imports’ chief executive officer, chief financial officer and principal accounting officer. The nominating and corporate governance committee is responsible for overseeing and reviewing the Corporate Governance Guidelines and the Code of Business Conduct and Ethics at least annually, and recommending any proposed changes to the full board for approval. The Pier 1 Imports, Inc. Corporate Governance Guidelines, Code of Business Conduct and Ethics and charters for the audit, compensation, and nominating and corporate governance committees are available on Pier 1 Imports’ website at www.pier1.com by selecting “Investor Relations” under the “ABOUT” section on the home page. The Code of Business Conduct and Ethics may be amended, modified, or waived by the board of directors, and waivers may also be granted by the nominating and corporate governance committee, subject to the disclosure and other provisions of the Securities Exchange Act of 1934 (the “Exchange Act”), the rules thereunder and the applicable rules of the New York Stock Exchange (“NYSE”), and may be posted on Pier 1 Imports’ website within four days of such approval.

PROPOSAL NO. 1 – Election of Directors

The shareholders will vote to elect as directors the nine nominees named below at the annual meeting of shareholders. Those elected will serve on the board of directors until the next annual meeting of shareholders and until their successors are elected and qualified. The board of directors, upon the recommendation of the nominating and corporate governance committee, has nominated each person listed below to stand for election. Although Pier 1 Imports does not anticipate that any of the nominees will be unable or unwilling to serve as a director, in the event that is the case, the board of directors may reduce its size or choose a substitute for that nominee.

In order to be elected, a nominee for director must receive the affirmative vote of a majority of the votes cast with respect to such nominee by the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. An “affirmative vote of a majority of the votes cast” means that the number of votes cast “For” a nominee exceeds the number of votes cast “Against” the nominee. Abstentions and broker non-votes are not considered as votes cast.

Pursuant to the bylaws of Pier 1 Imports, all incumbent directors are required to deliver an irrevocable pre-election resignation to the corporate secretary prior to the filing of this proxy statement with the Securities and Exchange Commission (“SEC”). If a director fails to receive an affirmative vote of a majority of the votes cast for her or his election, the nominating and corporate governance committee, or other committee of independent directors designated by the board, will determine whether to accept such resignation in accordance with the bylaws.

Board Member Qualification Criteria

The board of directors has adopted Board Member Qualification Criteria, which are contained in the Corporate Governance Guidelines, that set out the attributes and qualifications considered by the nominating and corporate governance committee in evaluating nominees for director. The primary qualities and characteristics the committee looks for in nominees for director are:

•	leadership and management experience;

•	relevant knowledge and diversity of background and experience; and

•	personal and professional ethics, integrity and professionalism.

The committee believes that the board of directors should be comprised of individuals who have achieved a high level of distinction in their careers. As a group, the board of directors should possess a diverse and broad range of skills, perspectives and experience relevant to Pier 1 Imports’ business, such as:

•	financial expertise;

•	knowledge of the consumer and retail industry;

•	digital/e-Commerce and technology experience;

•	international experience; and

•	knowledge of public company director duties and responsibilities and governance processes.

The nominating and corporate governance committee considers whether each nominee contributes to the diverse and broad range of skills, perspectives and experience required of Pier 1 Imports’ board of directors.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	3

GOVERNANCE

Nominees for Director

The nominating and corporate governance committee believes the nine nominees possess the primary qualities and characteristics that it looks for in nominees for director. The specific experiences, qualifications, attributes and skills of each individual which support her or his nomination are included in the individual discussions below. The following illustrations show the average age, average tenure (as of March 23, 2017 and not including Alasdair B. James), and gender breakdown for the group of nominees with comparisons to its peer group for executive compensation purposes (excluding hhgregg, Inc.) and companies in the S&P 500.

The board of directors unanimously recommends a vote “For” the election of each of the following nominees as a director.

CLAIRE H. BABROWSKI

Ms. Babrowski brings to the board experience in key leadership roles in leading global and domestic multi-unit companies. She possesses significant experience in operations, finance and international and general management, as well as global exposure.

Director Since: 2011 Age: 59 Committees: Audit, Nominating and Corporate Governance (Chair)

❖

Retail Executive Experience:

Ms. Babrowski most recently served as executive vice president and chief operating officer of Toys “R” Us, Inc., a global company with a significant e-Commerce presence that has successfully transitioned its business to 37 countries and jurisdictions outside of the United States, from 2007 to 2010. From 2005 to 2006, Ms. Babrowski worked for RadioShack Corporation serving as executive vice president and chief operating officer, and then president, chief operating officer and acting chief executive officer, overseeing RadioShack’s global operations and marketing and branding. She began her career at McDonald’s Corporation, spending 30 years in various roles, including direct responsibility for McDonald’s Asia Pacific, Middle East and Africa operations, and eventually serving as senior executive vice president and chief restaurant operations officer.

❖

Director Experience:

From 2006 to 2016 Ms. Babrowski served as a director, audit committee member and nominating and corporate governance committee member of Delhaize Group, a Belgian company whose American Depository Receipts are traded on the NYSE and whose ordinary shares are traded on the NYSE Euronext in Brussels. While at Delhaize, Ms. Babrowski served on several ad hoc board committees which considered from time to time various transactions. Ms. Babrowski previously served as a director and chairman of Chipotle Mexican Grill, Inc. She also previously served on the board of managers of QCE Finance LLC, which is the ultimate parent company of Quiznos, from February 2012 through May 2014, including serving as the chair of its operations and development committee and serving on the marketing committee.

4	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

GOVERNANCE

CHERYL A. BACHELDER

Ms. Bachelder is a restaurant industry executive who brings to the board over 35 years of retail brand building, guest experience, human capital and operations perspective from her recent leadership of a global public company.	Director Since: 2012 Age: 61 Committees: Compensation (Chair)

❖

Retail and Consumer Executive Experience:

Ms. Bachelder most recently served as chief executive officer of Popeyes Louisiana Kitchen, Inc., from 2007 to 2017, a quick service restaurant with more than 2,688 locations worldwide. From January 2001 to September 2003, she served as the president and chief concept officer for KFC Corporation in Louisville, Kentucky, where she was directly responsible for brand research and development. From June 1995 to December 2000, Ms. Bachelder served as vice president, marketing and product development for Domino’s Pizza, Inc. She has previously held multiple roles with consumer industry companies including roles in RJR Nabisco, Gillette Company and Procter & Gamble.

❖

Director Experience:

Ms. Bachelder served on the board of Popeyes Louisiana Kitchen, Inc. from November 2006 to March 2017. She served on the board of True Value Corporation from July 2006 through February 2013.

HAMISH A. DODDS

Mr. Dodds brings to the board over 30 years of executive experience in the shipping, retail, consumer goods and hospitality industries. He has lived and worked in Europe, the Middle East, Africa, South America and the United States, gaining extensive international experience in finance, franchising, joint ventures and brand management.	Director Since: 2011 Age: 60 Committees: Audit, Nominating and Corporate Governance Other Company Boards: Dave & Buster’s Entertainment, Inc.

❖

Entertainment and Consumer Goods Executive Experience:

Mr. Dodds most recently served as president and chief executive officer of Hard Rock International from 2004 through February 2017, where he oversaw the strategic development and operations of restaurants, hotels, casinos and live music venues across 74 countries, including hands-on involvement in global logistics and brand building. Mr. Dodds has served as the chief executive officer of the Central America Beverage Corporation (CABCORP) and as division president for PepsiCo Beverages covering South America, Central America and the Caribbean.

❖

Director Experience:

Mr. Dodds currently serves as a director, audit committee member and finance committee member of Dave & Buster’s Entertainment, Inc. Previously Mr. Dodds served as a board member and compensation committee member for CABCORP.

❖

Other Relevant Experience:

Mr. Dodds is a fellow member of the Institute of Chartered Management Accountants and has served in a variety of general management and financial positions for PepsiCo, The Burton Group (now Arcadia Group) in the United Kingdom, and Overseas Containers, Ltd.

BRENDAN L. HOFFMAN

Mr. Hoffman brings to the board a broad retail background including experience in direct marketing, fulfillment and e-Commerce operations.	Director Since: 2011 Age: 48 Committees: Audit Other Company Boards: Vince Holding Corp.

❖

Retail Executive Experience:

Since October 2015, Mr. Hoffman has served as the chief executive officer of Vince Holding Corp., a leading contemporary fashion brand with worldwide distribution, including over 2,500 distribution locations across 42 countries. From February 2012 to September 2014, Mr. Hoffman served as president and chief executive officer of the Bon-Ton Stores, Inc., a department store with over 260 stores in 26 states, including nine furniture galleries and five clearance centers. From October 2008 to February 2012, Mr. Hoffman served as president and chief executive officer of Lord & Taylor, a division of Hudson’s Bay Trading Company. Prior to that, Mr. Hoffman served six years as president and chief executive officer of Neiman Marcus Direct, where he oversaw the growth of neimanmarcus.com and the launch and growth of bergdorfgoodman.com and had direct responsibility for its international operations.

❖	Director Experience: Mr. Hoffman currently serves as a director of Vince Holding Corp.
❖

Other Relevant Experience:

Mr. Hoffman held previous positions as vice president of Last Call Clearance Division at Neiman Marcus Stores, divisional merchandise manager of Bergdorf Goodman, Inc., a subsidiary of the Neiman Marcus Group, and divisional merchandise manager of Lord & Taylor, where he began his retail career in the executive training program. Mr. Hoffman also serves on the advisory board of the Jay H. Baker Retailing Initiative at The Wharton School.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	5

GOVERNANCE

ALASDAIR B. JAMES

Mr. James became president and chief executive officer and joined the board on May 1, 2017. He brings to the board over 25 years of retail and consumer goods experience in the U.S., U.K. and China, including marketing, sales, brand management, customer data analytics, supply chain consolidation, digital/omni-channel transformation and implementation of consumer-facing initiatives.	Director Since: 2017 Age: 46 Committees: None

❖

Retail and Other Executive Experience:

Prior to joining Pier 1 Imports, Mr. James was employed by Sears Holdings Corporation as president of Kmart from August 2014 to March 2017. In that role he oversaw Kmart’s operations, merchandising mix, localization strategy, and that company’s strategic shift to a consumer-focused, digitally-enabled retailer. Prior to joining Sears Holdings, he served in various roles at Tesco PLC, a multinational grocery and general merchandise retailer, from June 2007 to August 2013, including commercial director of the global business unit, as well as executive vice president and commercial director of Tesco China. From June 2001 to June 2007, Mr. James served in various roles at GlaxoSmithKline PLC, a pharmaceutical company, including global marketing director for future brands. Prior to that, Mr. James spent his early career in international marketing and account management at PepsiCo.

❖

Other Relevant Information:

The terms of Mr. James’ employment provide that Pier 1 Imports will cause Mr. James to be nominated for election to the board of directors for each election period occurring during his employment and recommend his election to the shareholders of Pier 1 Imports.

TERRY E. LONDON

Mr. London served as the non-executive chairman of the board and as a member of the compensation committee through December 2016. He served as interim president and chief executive officer and chairman of the board from January 2017 through April 2017. In May 2017, he began serving as executive chairman in addition to his continuing service as chairman of the board. He provides the board with significant finance, accounting, media and public company board knowledge and experience.	Director Since: 2003 Chairman of the Board Age: 67 Committees: None Other Company Boards: Johnson Outdoors, Inc.

❖

Entertainment Executive Experience:

Mr. London served as the chairman of the London Broadcasting Company, Inc., a Texas-based company formed to acquire and operate Texas media properties, until July 2015. Earlier in his career, Mr. London served as president and chief executive officer, chief financial officer and chief operating officer of Gaylord Entertainment Company, a hotel, resort, entertainment and media company.

❖

Director Experience:

Mr. London currently serves as a director of Johnson Outdoors, Inc. and previously served as a director of Bass Pro Shops, Inc. In his role as director on other boards, Mr. London has served as the chairman of the audit committee and member of the compensation committee.

❖	Other Relevant Experience: Mr. London is a certified public accountant and was voted the Broadcaster of the Year in 2011 by the Texas Association of Broadcasters.

CYNTHIA P. MCCAGUE

Ms. McCague is a soft drink industry executive who brings to the board over 35 years of human resources and public company leadership experience. Her deep and broad global experience in consumer products gives the board perspective on developing, marketing, merchandising and selling products in the fast-moving consumer goods environment, as well as on strategy, talent and organizational development.	Director Since: 2013 Age: 66 Committees: Compensation, Nominating and Corporate Governance

❖

Consumer Goods Executive Experience:

Ms. McCague served as senior vice president, global human resources for The Coca-Cola Company, retiring in 2010 after a 28-year career in which she worked closely with marketing, sales, finance and operations.

❖	Director Experience: Ms. McCague previously served on the board of directors of Monster Worldwide, Inc. from May 2010 through May 2014, including serving on its compensation committee.
❖

Other Relevant Experience:

Prior to her role as senior vice president for The Coca-Cola Company, Ms. McCague led the human resources functions for Coca-Cola Beverages, listed on the London Stock Exchange, and Coca-Cola Hellenic, listed on the Athens, Greece Stock Exchange, where she had global responsibility for integrating and building the Eastern European bottling business.

6	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

GOVERNANCE

MICHAEL A. PEEL

Mr. Peel brings to the board extensive human resources and broad business expertise and public company board experience.	Director Since: 2013 Age: 67 Committees: Compensation, Nominating and Corporate Governance Other Company Boards: Select Comfort Corporation

❖

Consumer Goods Executive Experience:

Mr. Peel spent 17 years at General Mills, a global manufacturer and marketer of consumer food products, where he was most recently executive vice president of human resources and global business services. Mr. Peel originally joined General Mills as senior vice president, worldwide human resources in 1991. From 1977 to 1991, Mr. Peel served in various capacities for PepsiCo, including as senior vice president, human resources for PepsiCo Worldwide Foods from 1987 to 1991, and as senior vice president, human resources for the Pepsi-Cola Bottling Group from 1984 to 1987.

❖

Director Experience:

Mr. Peel has served on the board of directors of Select Comfort Corporation, a U.S.-based manufacturer that manufactures the Sleep Number and Comfortaire beds as well as foundations and bedding accessories, since 2003, previously serving as chair of its compensation and management development committee, and is currently serving as chair of its corporate governance and nominating committee.

❖	Other Relevant Experience: Mr. Peel was elected a Yale University officer in October 2008 and currently serves as vice president, human resources and administration.

ANN M. SARDINI

Ms. Sardini’s 20 plus years serving in senior financial management positions for branded consumer products and media companies brings an extensive, multi-faceted experience to the board.	Director Since: 2013 Age: 67 Committees: Audit (Chair) Other Company Boards: TreeHouse Foods, Inc. Ideal Protein

❖

Retail and Other Executive Experience:

From 2002 until her retirement in 2012, Ms. Sardini served as the chief financial officer of Weight Watchers International, Inc., where she oversaw international operations and successfully negotiated the acquisition of WeightWatchers.com and other targets. She served as chief financial officer of Vitamin Shoppe.com, Inc. from 1999 to 2001, and as executive vice president and chief financial officer for the Children’s Television Workshop from 1995 to 1999. In addition, Ms. Sardini held finance positions ranging from controller to chief financial officer at QVC, Inc., Chris Craft Industries and the National Broadcasting Company.

❖

Director Experience:

Ms. Sardini currently serves on the board of directors of TreeHouse Foods, Inc., a manufacturer of packaged foods and beverages with more than 50 manufacturing facilities across the United States, Canada and Italy, where she is lead independent director and serves on its compensation committee, and where she previously served as audit committee chair and as a member of its nominating and governance committee. Since January of 2016, Ms. Sardini has served as a director and audit committee chair of Ideal Protein, a privately held company.

❖

Other Relevant Experience:

Currently, Ms. Sardini serves in a consulting and advisory capacity to early and mid-stage technology-based consumer companies and private equity firms. Ms. Sardini also currently serves on the advisory boards of To The Market, PetTrax and Everplans. Previously, she served on the advisory board of Learnvest.com and the board of Promise Project Fund for the City of New York.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	7

GOVERNANCE

Key Skills and Qualities of the Board

The following are key areas of expertise in which the members of the board have extensive management and leadership experience. The individual biographies on pages 4 through 7 provide additional information about each nominee’s specific background and experience.

CRITERIA	DEFINITION
BOARD EXPERIENCE
Public Company Board Experience	Experience on an outside public company board (last five years) and contributed to strategic planning, CEO succession and capital investment & allocation decisions
INDUSTRY EXPERIENCES

Public Company CEO	Current or recently retired (last three years) CEO of a public company

Consumer & Retail Industry	Current or recently retired executive or director with significant experience leading a large organization with P&L ownership in a consumer-facing company or within the retail industry

Home Furnishings Industry	Current or recently retired executive or director in the home goods industry

Public Company M&A Experience	Experience with M&A transactions as an executive or director

International Experience	Experience leading a global business and understanding the challenges of entering new markets and navigating local and regional geopolitical sensitivities
FUNCTIONAL SKILLS

Financial Expertise	Identified as a qualified financial expert and/or has experience as a CEO, CFO or other senior financial leader

Digital / e-Commerce	Executive who understands the digital world and broader digital transformation and has experience implementing digital and omni-channel strategies and/or building an e-Commerce platform

Marketing & Branding	Current or retired CMO or CEO of a business with strong brands who has a strong foundation in consumer insights, understanding consumer trends and building/maintaining great brands

Merchandising	Experience as a CMO or other executive leading merchandising for a retail company

Human Capital	Current or retired CHRO or senior executive in a large public company

Operations	Experience as an operations executive (COO, SVP Operations) or CEO with direct experience overseeing supply chain, store operations, real estate or back-office operations

Technology	Experience as a CIO/CTO or other relevant experience at a large company

8	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

GOVERNANCE

PIER 1 IMPORTS – BOARD SKILLS MATRIX	TERRY E. LONDON (EXECUTIVE CHAIRMAN)	ALASDAIR B. JAMES (CEO)	CLAIRE H. BABROWSKI	CHERYL A. BACHELDER	HAMISH A. DODDS	BRENDAN L. HOFFMAN	CYNTHIA P. MCCAGUE	MICHAEL A. PEEL	ANN M. SARDINI
BOARD EXPERIENCE
Outside Public Company Board Experience	●		●	●		●	●	●	●
COMPETENCIES
INDUSTRY EXPERIENCES
Recent Public Company CEO (last 3 yrs.)	●			●		●
Consumer & Retail Industry	●	●	●	●	●	●	●	●	●
Home Furnishings Industry						●		●
Public Company M&A Experience	●		●	●					●
International Experience	●	●	●	●	●	●	●	●	●
FUNCTIONAL SKILLS
Financial Expertise	●		●	●	●	●			●
Digital / e-Commerce		●				●			●
Marketing & Branding		●	●	●	●	●
Merchandising		●			●	●
Human Capital							●	●
Operations		●	●	●	●	●			●
Technology						●
DEMOGRAPHICS
Gender (44% female)	M	M	F	F	M	M	F	M	F
Age (average = 60.1)	67	46	59	61	60	48	66	67	67

The lack of a ● for a particular item does not mean that the director does not possess that skill, quality or experience. Pier 1 Imports looks to each director to be knowledgeable in each of the desired areas; however, the ● indicates an exceptional skill, quality or experience that the director brings to the board based on her or his individual background.

Board Leadership Structure

Pier 1 Imports’ bylaws require that the directors elect annually from among themselves a chairman of the board. The bylaws, however, grant the board of directors discretion as to whether the chairman of the board is an employee or an officer of Pier 1 Imports. A non-officer, non-employee elected as chairman of the board is designated as the “non-executive” chairman of the board. Pier 1 Imports’ Corporate Governance Guidelines contain general guidance that the positions of chairman of the board and chief executive officer should be held by separate individuals and that the chairman of the board should be a “non-executive.” Provisions are made in the guidelines for an independent lead director if the roles of chairman of the board and chief executive officer are combined.

During the last fiscal year, prior to January 1, 2017, Alexander W. Smith served as president and chief executive officer and a director and Terry E. London served as the independent “non-executive” chairman of the board since he was neither an employee nor an officer of Pier 1 Imports. This structure of separate individuals holding these positions focuses board leadership and company leadership in separate and distinct individuals. Each leader can direct her or his respective group on the objectives at hand while at the same time developing and implementing strategies and financial and operational policies that affect the short- and long-term value of Pier 1 Imports.

Mr. Smith departed Pier 1 Imports as president and chief executive officer and resigned as a director on December 31, 2016. At that time, Mr. London was appointed to the position of interim president and chief executive officer effective January 1, 2017. Also, the board of directors reduced the size of the board

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	9

GOVERNANCE

from nine directors to eight directors effective January 1, 2017. Mr. London’s appointment effectively combined the roles of chairman of the board and chief executive officer during his tenure as interim president and chief executive officer. Because Mr. London’s service as interim president and chief executive officer was temporary in nature, the board of directors determined not to appoint a lead director at the time of his appointment. The board of directors believes that over the long term, the roles of chief executive officer and chairman should be separated.

On April 3, 2017, Pier 1 Imports announced the appointment of Alasdair B. James as president and chief executive officer effective May 1, 2017. The board of directors appointed Mr. London as executive chairman upon Mr. James assuming his role as president and chief executive officer on May 1, 2017. Mr. London will serve in the role of executive chairman through July 31, 2017, at which time he will reassume the role of non-executive chairman of the board.

On April 6, 2017, the board of directors increased the size of the board from eight to nine, and the board elected Mr. James as a director effective May  1, 2017.

Director Nomination Process

Internal Process for Identifying Candidates

Members of the nominating and corporate governance committee or other Pier 1 Imports’ directors or executive officers may, from time to time, identify potential candidates for nomination for election to Pier 1 Imports’ board of directors. The committee typically considers candidates for nomination to Pier 1 Imports’ board of directors around March (the first month of the fiscal year) of each year. All proposed nominees, including candidates recommended for nomination by shareholders in accordance with the procedures described below, will be evaluated in light of Pier 1 Imports’ Corporate Governance Guidelines, the Board Member Qualification Criteria and the projected needs of the board of directors at the time. The committee may retain a search firm to assist in identifying potential candidates for nomination to the board of directors. The search firm’s responsibilities may include identifying and evaluating candidates believed to possess the qualities and characteristics set forth in the Board Member Qualification Criteria, as well as providing background information on potential nominees and interviewing and screening nominees if requested to do so by the committee.

Shareholder Recommendations for Directors

The nominating and corporate governance committee will consider candidates recommended by shareholders for nomination for election to Pier 1 Imports’ board of directors. In order for a candidate recommended by a shareholder to be considered by the committee for inclusion as a nominee for director at the 2018 annual meeting of shareholders, the candidate must meet the Board Member Qualification Criteria described above and must consent to and be expressly interested in and willing to serve as a Pier 1 Imports director. The committee will then consider the independence of the candidate and evaluate the candidate in light of Pier 1 Imports’ Corporate Governance Guidelines and Board Member Qualification Criteria described above.

A shareholder who wishes to recommend a candidate for consideration by the nominating and corporate governance committee for inclusion as a nominee for director at the 2018 annual meeting of shareholders should forward by certified or express mail the candidate’s name, business or residence address, principal occupation or employment and a description of the candidate’s qualifications to the chair of the nominating and corporate governance committee, in care of the corporate secretary, at Pier 1 Imports, Inc., 100 Pier 1 Place, Fort Worth, Texas 76102. To be properly considered by the committee, Pier 1 Imports’ corporate secretary must receive the recommendation and all required information no later than 5:00 p.m., local time, on January 11, 2018.

The corporate secretary will send properly submitted shareholder recommendations to the chair of the nominating and corporate governance committee. Individuals recommended to the committee by shareholders in accordance with these procedures will be evaluated by the committee in the same manner as individuals who are recommended through other means.

Shareholder Nominations at Annual Meeting

Pier 1 Imports’ bylaws also permit a shareholder to propose a candidate at an annual meeting of shareholders who is not otherwise nominated for election by the board of directors through the process described above if the shareholder complies with the shareholder criteria, advance notice, shareholder and nominee information, consent and other provisions contained in the bylaws governing shareholder nominations of candidates for election to the board of directors. To comply with these provisions of Pier 1 Imports’ bylaws, a shareholder who wishes to nominate a director for election at the 2018 annual meeting of shareholders must provide Pier 1 Imports written notice in proper form accompanied by the requisite materials and information no earlier than February 22, 2018 and no later than March 24, 2018. You may contact Pier 1 Imports’ corporate secretary to obtain the specific information that must be provided with the advance notice.

No shareholder followed the above procedures to recommend an individual for nomination for election to the board of directors at Pier 1 Imports’ 2017 annual meeting of shareholders, and no shareholder gave Pier 1 Imports advance written notice that the shareholder intends to nominate a person for election to the board of directors at the 2017 annual meeting of shareholders.

10	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

GOVERNANCE

Committees of the Board of Directors and Risk Oversight

The standing committees of the board of directors are the audit committee, the compensation committee, and the nominating and corporate governance committee. Each committee functions pursuant to a charter that is available on Pier 1 Imports’ website at www.pier1.com by selecting “Investor Relations” under the “ABOUT” section on the home page. The following is a brief description of the roles and responsibilities of each committee:

Audit Committee. The audit committee’s purpose is to:

•	assist the board of directors with oversight of:

➢	the integrity of Pier 1 Imports’ financial statements,

➢	Pier 1 Imports’ system of internal control,

➢	Pier 1 Imports’ compliance with legal and regulatory requirements,

➢	Pier 1 Imports’ independent registered public accounting firm’s qualifications and independence (including the hiring, compensation and retention of such firm), and

➢	the performance of Pier 1 Imports’ internal audit function;

•	prepare the audit committee report that is included in this proxy statement; and

•	discuss with management Pier 1 Imports’ major financial risk exposures and the guidelines and policies governing risk assessment and management at Pier 1 Imports.

As part of fulfilling its role in discussing the guidelines and policies governing the process by which risk assessment and management is undertaken by Pier 1 Imports, the audit committee receives periodic reports from Pier 1 Imports’ management on Pier 1 Imports’ assessment and management of identified risks. The audit committee updates the board of directors as needed on those risks. From time to time the entire board, another committee of the board or a specially designated committee of the board may assist the audit committee in this process.

Each member of the audit committee is independent pursuant to the NYSE independence requirements. The board of directors has determined that each member is an audit committee financial expert, as defined by the SEC, and therefore has accounting or related financial management expertise and is financially literate within the meaning of NYSE listing standards.

Compensation Committee. The compensation committee’s purpose is to:

•	develop, review, approve and modify Pier 1 Imports’ compensation philosophy as necessary to achieve Pier 1 Imports’ overall business strategies and goals, attract and retain key executives, link compensation to organizational performance and provide competitive compensation opportunities;
•	discharge (except to the extent otherwise governed by an existing employment contract or other arrangement approved by the board of directors or compensation committee) the board of directors’ responsibilities relating to compensation of Pier 1 Imports’ non-employee directors, chief executive officer, executive officers and other senior officers who report directly to Pier 1 Imports’ chief executive officer;

•	establish, oversee and administer (except to the extent delegated in a governing plan document or otherwise) the policies and plans that govern the components of the compensation of those individuals, including, but not limited to, cash, equity, short- and long-term incentives, bonus, special or supplemental benefits and perquisites; and

•	review periodic reports provided by management regarding leadership continuity and organizational development and provide input to ensure that initiatives focused on leadership development, retention and succession planning are successfully implemented.

The compensation committee may retain outside compensation consulting firms to assist in the evaluation of executive officer and non-employee director compensation, and has the authority to obtain advice and assistance from independent legal counsel and other compensation advisers.

The compensation committee and board of directors believe that Pier 1 Imports’ success has resulted, in large part, from its ability to successfully attract, motivate and retain a qualified executive management team and that its future success will depend on its ability to continue to do so. Accordingly, Pier 1 Imports’ overall compensation philosophy is to structure its executive program to attract and retain highly skilled and motivated individuals who will lead Pier 1 Imports to successful performance and create shareholder value. Pier 1 Imports accomplishes this by creating total compensation packages that are competitive in the retail industry, fair and equitable among its executives and provide strong incentives for the long-term success and performance of Pier 1 Imports. The compensation committee will continue to administer and develop Pier 1 Imports’ compensation programs in a manner designed to achieve these objectives. The compensation committee also believes that the total compensation opportunity provided for the executive officers must be evaluated against the compensation of comparable peer group companies.

Base salary and short- and long-term incentive compensation recommendations for the executive officers are typically presented to the compensation committee at one or more of the committee’s meetings prior to the beginning of the fiscal year and during the first month of the fiscal year. The presentations include recommendations by Pier 1 Imports’ chief executive officer, human resources compensation group, or both, on those elements of compensation, plus recommended plan design changes, if any, and a summary of all proposed awards to all eligible levels of management. The presentations may also include

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	11

GOVERNANCE

survey data from a peer group of retail companies for the compensation committee’s consideration along with studies and recommendations from an outside compensation consultant. At a meeting occurring around the first month of the fiscal year, the compensation committee and board of directors consider for approval the fiscal year compensation with a targeted effective date generally in April. Implementation of short- and long-term incentive compensation for the year occurs after approval by the compensation committee and board of directors.

The compensation committee retained Willis Towers Watson as its executive compensation consultant for fiscal 2017. In its role as executive compensation consultant to the compensation committee, Willis Towers Watson reported directly and was accountable to the compensation committee. Willis Towers Watson provided market data and recommendations to the compensation committee for fiscal 2017 regarding base salary, short- and long-term incentive elements of total executive compensation, and other services as directed by the committee. The market data was from a peer group of specialty retailers, all of which were publicly traded at the time the market data was provided, in addition to data provided by the Towers Watson 2015 Compensation Data Bank (CDB) Retail/Wholesale Services Executive Database. Willis Towers Watson did not provide any other services to Pier 1 Imports during fiscal 2017, other than providing non-customized survey data used by management to evaluate employee compensation.

In compliance with SEC and NYSE requirements regarding the independence of compensation consultants, Willis Towers Watson has provided the compensation committee with a letter confirming its independence and the independence of its respective partners, consultants and employees who advise the compensation committee on executive compensation matters.

In addition to the compensation committee consultant described above, Pier 1 Imports’ management may, from time to time, retain an outside consultant for assistance and guidance in the formulation of new compensation programs and retirement plans and the modification of existing compensation programs and retirement plans. For fiscal 2017, Pier 1 Imports’ management did not retain an outside consultant to recommend the amount or form of executive or non-employee director compensation.

Each member of the compensation committee is independent pursuant to the NYSE independence requirements. As noted below, Mr. London was no longer considered independent upon his appointment as interim president and chief executive officer, and accordingly resigned from the compensation committee as of December 31, 2016.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee is responsible for considering and making recommendations to the board of directors regarding nominees for election as directors to the board and the membership of the various board of directors’ committees. The nominating and corporate governance committee is also responsible for board succession planning and overseeing corporate governance matters, including the Pier 1 Imports, Inc. Corporate Governance Guidelines described above on page 3. Each member of the nominating and corporate governance committee is independent pursuant to the NYSE independence requirements.

12	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

GOVERNANCE

Director Attendance at Board and Committee Meetings and at the Annual Meeting of Shareholders

In fiscal 2017, each director, other than Mr. Smith, attended at least 75% of the total number of board of directors meetings and meetings of the board of directors standing committee or committees on which he or she served and that were held during the time of her or his service as a director and/or committee member. Mr. Smith attended at least 75% of the total number of board of director meetings held in fiscal 2017 prior to his departure on December 31, 2016, excluding those he was excused from attending because the terms of his employment were to be addressed. Although Pier 1 Imports has no formal policy on the matter, all directors are encouraged to attend Pier 1 Imports’ annual meeting of shareholders. All directors then serving attended the 2016 Pier 1 Imports annual meeting of shareholders. Committee memberships, the number of meetings of the full board and each standing committee, and each director’s dates of service for fiscal 2017 are shown in the table below.

NAME	BOARD OF DIRECTORS	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Claire H. Babrowski 02/28/2016 to 02/25/2017	Member	Member		Chair
Cheryl A. Bachelder 02/28/2016 to 02/25/2017	Member		Chair
Hamish A. Dodds 02/28/2016 to 02/25/2017	Member	Member		Member
Brendan L. Hoffman 02/28/2016 to 02/25/2017	Member	Member
Terry E. London 02/28/2016 to 12/31/2016 01/01/2017 to 02/25/2017	Non-Executive Chairman Chairman		Member
Cynthia P. McCague 02/28/2016 to 02/25/2017	Member		Member	Member
Michael A. Peel 02/28/2016 to 02/25/2017	Member		Member	Member
Ann M. Sardini 02/28/2016 to 02/25/2017	Member	Chair
Alexander W. Smith 02/28/2016 to 12/31/2016	Member
Number of Meetings in Fiscal 2017	18	11	13	6

Director Independence and Related Person Transactions

Independence Considerations

It is Pier 1 Imports’ policy that the board of directors will at all times consist of a majority of independent directors. In addition, all members of the audit committee, compensation committee and nominating and corporate governance committee must be independent directors. To be considered independent, a director must satisfy both the subjective and objective independence requirements established by the NYSE. In assessing independence under the subjective test, the board of directors takes into account the standards in the objective tests, and reviews and discusses additional information provided by the directors and Pier 1 Imports with regard to each director’s business and personal activities as they may relate to Pier 1 Imports and Pier 1 Imports’ management. Based on the foregoing, as required by NYSE rules, the board of directors makes a subjective determination as to each independent director that no material relationship exists with Pier 1 Imports. The board of directors will broadly consider all relevant facts and circumstances relating to a director in determining whether that director is independent.

Based on the NYSE independence requirements, the board of directors has determined that seven of the nine current members of the board of directors are independent. They are Ms. Babrowski, Ms. Bachelder, Mr. Dodds, Mr. Hoffman, Ms. McCague, Mr. Peel and Ms. Sardini. Pier 1 Imports’ president and chief executive officer, Alasdair B. James, is an employee director. Terry E. London was no longer considered independent as of his appointment as interim president and chief executive officer on January 1, 2017 and is not considered independent while he serves as executive chairman. Independence for the non-employee directors was considered under both the subjective and objective standards of the NYSE. In other words, none of the non-employee directors were disqualified from independent status under the objective standard, and each non-employee director was determined not to have a material relationship with Pier 1 Imports under the subjective standard.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	13

GOVERNANCE

Related Person Transaction Policies and Procedures

As part of its Code of Business Conduct and Ethics, Pier 1 Imports’ board of directors has adopted written Related Person Transaction Policies and Procedures that are administered by the nominating and corporate governance committee. Pier 1 Imports’ Code of Business Conduct and Ethics is available on its website at www.pier1.com by selecting “Investor Relations” under the “ABOUT” section on the home page. The policy applies to any transaction or series of transactions in which Pier 1 Imports is a participant, the amount involved exceeds $120,000 annually and a related person has a direct or indirect material interest. The policy defines a “related person” as any (a) person who is or was (since the beginning of the last fiscal year for which Pier 1 Imports has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as director, (b) greater than 5% beneficial owner of Pier 1 Imports common stock, or (c) immediate family member of any of the foregoing.

Transactions that fall within the policy (“interested transactions”) will be reviewed by the committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the committee will decide whether or not to approve the interested transaction and will approve only those interested transactions that are believed to be in the best interest of Pier 1 Imports.

The policy provides certain interested transactions are deemed to be pre-approved, even if the aggregate amount involved will exceed $120,000. Those interested transactions are: (a) employment of executive officers, (b) director compensation, (c) certain transactions with other companies if the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the other company’s total annual revenues, (d) certain charitable contributions by Pier 1 Imports if the aggregate amount involved does not exceed the lesser of $10,000 or 2% of the organization’s total annual receipts, (e) transactions where all shareholders receive proportional benefits (e.g., dividends), (f) transactions involving competitive bids, (g) regulated transactions, and (h) certain banking-related services. In addition, the policy delegates to the chair of the nominating and corporate governance committee the authority to pre-approve or ratify any interested transaction in which the aggregate amount involved is expected to be less than $250,000. During fiscal 2017, the chair of the nominating and corporate governance committee did not pre-approve or ratify any transactions.

Transactions with Related Persons

During fiscal 2017, there were no transactions in which Pier 1 Imports was a participant, or is to be a participant, and in which any related person had or will have a direct or indirect material interest that required review and approval by the nominating and governance committee.

Pier 1 Imports indemnifies its directors and executive officers to the fullest extent permitted by law and has also entered into agreements with these individuals contractually obligating Pier 1 Imports to provide this indemnification to them.

Meetings of Independent Directors without Management Present

The independent directors of Pier 1 Imports met without management present eight times during the last fiscal year, including each regularly scheduled meeting. Mr. London, as the independent chairman of the board of directors, presided over the meetings of the independent directors of Pier 1 Imports occurring prior to his appointment as interim president and chief executive officer effective January 1, 2017. After that date the independent directors, when meeting without management, were authorized to select one of their number to preside over each such meeting. Typically, those meetings were chaired by one of the chairs of the board’s standing committees.

Procedures for Communicating with Directors

The board of directors has established a process by which shareholders and other interested parties can send communications to board members. Shareholders and other interested parties can send written communications to one or more members of Pier 1 Imports’ board of directors, addressed to:

[Name of Board Member], Board of Directors

Pier 1 Imports, Inc.

c/o Corporate Secretary

100 Pier 1 Place

Fort Worth, Texas 76102

In addition, shareholders and other interested parties may communicate with the chair of the audit committee, compensation committee, or nominating and corporate governance committee by sending an email to auditchair@pier1.com, compchair@pier1.com, or corpgovchair@pier1.com, respectively, as well as with the independent directors as a group by sending an email to independentdirectors@pier1.com, or the chairman of the board by sending an email to boardchair@pier1.com.

Communications are distributed to the board of directors or to the individual director or directors, as appropriate, depending on the subject matter and facts and circumstances outlined in the communication. Communications that are not related to the duties and responsibilities of the board of directors or a committee will not be distributed, including spam, junk mail and mass mailings, product concerns or inquiries, new product suggestions, résumés and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, Pier 1 Imports will not distribute unsuitable material to its directors, including material that is unduly hostile, threatening or illegal.

14	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

GOVERNANCE

Non-Employee Director Compensation for the Fiscal Year Ended February 25, 2017

Fees Paid to Directors

In general, directors who are Pier 1 Imports employees do not receive any compensation for their board activities. Non-employee directors receive an annual cash retainer of $150,000. In addition, the audit committee chair and compensation committee chair each receive an additional annual cash retainer of $25,000; the nominating and corporate governance committee chair receives an additional annual cash retainer of $15,000 (which was increased by Pier 1 Imports from $10,000 effective June 23, 2016); and the chairman of the board of directors receives an additional annual cash retainer of $125,000. The annual retainers for fiscal 2017 were paid monthly in arrears. For fiscal 2017, non-employee directors did not receive additional fees for attending meetings, nor did they receive stock option or restricted stock grants. During fiscal 2017, each non-employee director was eligible to participate in the Pier 1 Imports’ Director Deferred Stock Unit Program, the Pier 1 Imports, Inc. Stock Purchase Plan and the Pier 1 Imports, Inc. Deferred Compensation Plan.

Following Mr. London’s appointment as interim president and chief executive officer on January 1, 2017, he continued to receive an annual cash retainer, paid monthly, of $125,000 for his continuing service as chairman; however, he ceased receiving the annual non-employee director cash retainer of $150,000 for serving as a director during his dual-service period.

During fiscal 2017, all of Pier 1 Imports’ non-employee directors, other than Mmes. Babrowski and Sardini, participated in Pier 1 Imports’ Director Deferred Stock Unit Program. The program provides an optional deferral of up to 100% of the monthly cash director fees. Deferred fees (but not committee chair or chairman fees) are matched 25% by Pier 1 Imports and the total deferred fees and matching contributions are converted into an equivalent value of deferred stock units (“DSUs”) up to a maximum calendar year limit of 750,000 units per individual. Deferred fees plus matching contributions are converted to DSUs based on the closing price of Pier 1 Imports common stock on the day the fees are payable. The DSUs are credited to an account maintained by Pier 1 Imports for each non-employee director. Each DSU is the economic equivalent of one share of Pier 1 Imports common stock. Each DSU is eligible to receive dividends payable on Pier 1 Imports common stock in additional DSUs equal to the dividend per share of common stock divided by the closing price of Pier 1 Imports common stock on the dividend payable date. The DSUs do not have voting rights. The DSUs will be exchanged one-for-one for shares of Pier 1 Imports common stock on the date the person ceases to be a member of the board of directors and the shares will be transferred to the person within five business days of such date, except that DSUs will be settled in cash to the extent applicable plan limitations at such time preclude the issuance of Pier 1 Imports common stock.

Mmes. Babrowski and Sardini and Mr. Dodds participated in the Pier 1 Imports, Inc. Stock Purchase Plan during fiscal 2017. The stock purchase plan is a broad-based plan available to all non-employee directors and all eligible employees. The plan provides that non-employee directors may contribute to the plan all or a portion of their monthly cash director fees. Pier 1 Imports will contribute to the plan an amount equal to 25% of each non-employee director’s contribution. The contributed funds are used to make monthly purchases of shares of Pier 1 Imports common stock based on the NYSE closing price for Pier 1 Imports common stock on the last trading day of the calendar month. Shares purchased are allocated to the accounts of participants in proportion to the funds received from each respective account. All shares in a participant’s account are automatically released to the participant at least once each calendar year without affecting the participant’s participation in the plan. The participant may hold the released shares in the plan or sell or transfer the released shares. A participant’s account is credited with all dividends paid on shares held in her or his account and those cash dividends are reinvested under the plan in Pier 1 Imports common stock.

None of the non-employee directors participated in the Pier 1 Imports, Inc. Deferred Compensation Plan in fiscal 2017.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	15

GOVERNANCE

Fiscal 2017 Non-Employee Director Compensation Table

The following table sets forth a summary of the compensation with respect to the fiscal year ended February 25, 2017, for services rendered in all capacities to Pier 1 Imports by its non-employee directors:

NAME	FEES EARNED OR PAID IN CASH (1) ($)	STOCK AWARDS (3) ($)	ALL OTHER COMPENSATION (4) ($)	TOTAL ($)
Claire H. Babrowski	$163,407	$ 0	$ 7,500	$170,907
Cheryl A. Bachelder	$175,000	$57,902	–	$232,902
Hamish A. Dodds	$150,000	$31,924	$17,188	$199,112
Brendan L. Hoffman	$150,000	$31,924	$ 0	$181,924
Terry E. London (2)	$250,000	$58,148	–	$308,148
Cynthia P. McCague	$150,000	$27,150	–	$177,150
Michael A. Peel	$150,000	$53,745	$ 0	$203,745
Ann M. Sardini	$175,000	$ 0	$18,000	$193,000

(1)	This column represents the amount of cash compensation earned in fiscal 2017 for board and committee service. As described in footnote 3 below, certain percentages of this cash compensation were deferred by certain directors into the Pier 1 Imports’ Director Deferred Stock Unit Program.

(2)	While serving as interim president and chief executive officer (from January 1, 2017 – February 25, 2017 during fiscal 2017), Mr. London continued to receive an annual cash retainer for serving as chairman of the board of directors, but did not receive the regular annual retainer for non-employee directors. Mr. London’s compensation for serving as interim president and chief executive officer is presented in the Summary Compensation Table on page 34.

(3)	This column represents the dollar value of Pier 1 Imports’ 25% match on monthly cash director fees (but not committee chair or chairman fees) deferred by each director into the Pier 1 Imports’ Director Deferred Stock Unit Program. This column also includes dividends paid on DSUs held in her or his account. These amounts were converted to DSUs as shown in the table below. The dollar amount represents the grant date fair value of such DSUs granted in fiscal 2017 in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). The number of DSUs is calculated using the closing price of Pier 1 Imports common stock on the last trading day of each fiscal month in which the fees were earned, which price was used to calculate the grant date fair value of the DSUs. For dividends, the number of DSUs is calculated using the closing price of Pier 1 Imports common stock on the dividend payment date.

(4)	See Fiscal 2017 All Other Compensation table below.

The following table shows fiscal 2017 DSUs for each non-employee director given her or his deferral percentage and Pier 1 Imports’ match:

NAME	DEFERRAL %	FISCAL YEAR 2017 FEES DEFERRED ($)	DSUS CONVERTED FROM DEFERRED FEES (#)	DSUS CONVERTED FROM 25% COMPANY MATCH (#)	DIVIDENDS DEFERRED DURING FISCAL YEAR 2017 ($)	DSUS CONVERTED FROM DEFERRED DIVIDENDS (#)	AGGREGATE DSUS OWNED AT FISCAL 2017 YEAR-END (#)
Claire H. Babrowski	0%	$ 0	0	0	$ 0	0	0
Cheryl A. Bachelder	100%	$175,000	30,507	6,537	$20,402	3,763	95,148
Hamish A. Dodds	50%	$ 75,000	13,074	3,269	$13,174	2,435	57,358
Brendan L. Hoffman	50%	$ 75,000	13,074	3,269	$13,174	2,435	57,358
Terry E. London	10%	$ 22,917	4,135	564	$55,023	10,208	204,993
Cynthia P. McCague	50%	$ 75,000	13,074	3,269	$ 8,400	1,549	39,762
Michael A. Peel	100%	$150,000	26,148	6,537	$16,245	2,994	77,476
Ann M. Sardini	0%	$ 0	0	0	$ 0	0	0

16	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

GOVERNANCE

The following table shows the Pier 1 Imports common stock closing price by month used to calculate the number of DSUs to be received for deferred director fees plus any Pier 1 Imports’ match, including the closing prices for the dividend payment dates. This closing price also represents the grant date fair value of each DSU in accordance with FASB ASC Topic 718.

FISCAL MONTH IN WHICH FEES WERE EARNED	CLOSING PRICE OF PIER 1 IMPORTS COMMON STOCK ON LAST TRADING DAY OF EACH FISCAL MONTH
March 2016	$6.98
April 2016	$6.89
May 2016	$5.74
June 2016	$5.46
July 2016	$5.12
August 2016	$4.54
September 2016	$4.24
October 2016	$4.42
November 2016	$6.10
December 2016	$8.54
January 2017	$7.05
February 2017	$6.87

DATE OF DIVIDEND	CLOSING PRICE OF PIER 1 IMPORTS COMMON STOCK
May 11, 2016	$5.70
August 3, 2016	$5.11
November 2, 2016	$4.30
February 1, 2017	$7.18

The following table describes each component of All Other Compensation for fiscal 2017:

FISCAL 2017 ALL OTHER COMPENSATION
NAME	PAYMENTS RELATING TO STOCK PURCHASE PLAN (a)	OTHER EXPENSES (b)	TOTAL ALL OTHER COMPENSATION
Claire H. Babrowski	$ 7,500	$0	$ 7,500
Cheryl A. Bachelder	N/A	–	–
Hamish A. Dodds	$17,188	–	$17,188
Brendan L. Hoffman	N/A	$0	$ 0
Terry E. London	N/A	–	–
Cynthia P. McCague	N/A	–	–
Michael A. Peel	N/A	$0	$ 0
Ann M. Sardini	$18,000	$0	$18,000

(a)	This column reports aggregate matching contributions to the account of each director who participated in the Stock Purchase Plan.

(b)	Perquisites and personal benefits aggregating less than $10,000 are not shown.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	17

GOVERNANCE

Other Governance Matters

Prohibition on Hedging and Pledging

Pier 1 Imports has a written insider trading policy that, among other things, prohibits directors, officers and employees from selling short a Pier 1 Imports security, from trading in options on a Pier 1 Imports security, including calls, puts, and other derivative securities, from engaging in other forms of hedging or monetization transactions, such as equity swaps, exchange funds, collars or variable forwards, with respect to a Pier 1 Imports security, holding Pier 1 Imports securities in a margin account or pledging Pier 1 Imports securities as collateral for a loan, or placing standing or limit orders on a Pier 1 Imports security (except standing or limit orders under approved rule 10b5-1 trading plans).

Clawback Policy

Pier 1 Imports has a policy with respect to the recovery of cash and equity-based incentive compensation, commonly referred to as a “clawback policy,” applicable to Pier 1 Imports’ executive officers (as defined under Rule 3b-7 of the Exchange Act). The policy appears in Pier 1 Imports’ Code of Business Conduct and Ethics, available on Pier 1 Imports’ website at www.pier1.com by selecting “Investor Relations” under the “ABOUT” section on the home page, and governs the recovery of incentive-based compensation given the occurrence of certain events which could lead to an adjustment of that compensation.

18	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

SHARE OWNERSHIP

Security Ownership of Directors and Executive Officers

The following table indicates the beneficial ownership of Pier 1 Imports common stock by each director and nominee, each named executive officer shown below in the table included under the caption “Summary Compensation Table for the Fiscal Years Ended February 25, 2017, February 27, 2016, and February 28, 2015,” and all directors and executive officers as a group, as of April 27, 2017, unless otherwise indicated below:

NAME OF BENEFICIAL OWNER	COMMON SHARES BENEFICIALLY OWNED (1)(2)	PERCENT OF CLASS	* Represents less than 1% of the outstanding shares of the class.

(1) The table includes shares that the person has the right to acquire within 60 days of
April 27, 2017, upon the exercise of stock options: Mr. Benkel (10,000 shares). The table also includes unvested shares of restricted stock over which the person has sole voting power.

(2) The table includes DSUs as of April 27, 2017, for Ms. Bachelder (97,621 DSUs),
Mr. Dodds (58,449 DSUs), Mr. Hoffman (58,449 DSUs), Mr. London (204,993 DSUs),
Ms. McCague (40,853 DSUs) and Mr. Peel (79,658 DSUs). The DSUs will be exchanged one-for-one for shares of Pier 1 Imports common stock when the director ceases to be a member of the board of directors, as described above under the caption
“Non-Employee Director Compensation for the Fiscal Year Ended February 25, 2017 –
Fees Paid to Directors.” A DSU is the economic equivalent of one share of Pier 1
Imports common stock and does not carry any voting rights.

Claire H. Babrowski	27,652	*
Cheryl A. Bachelder	99,683	*
Michael R. Benkel	356,831	*
Jeffrey N. Boyer	322,905	*
Catherine David	420,277	*
Hamish A. Dodds	75,348	*
Brendan L. Hoffman	58,449	*
Eric W. Hunter	296,860	*
Terry E. London	204,993	*
Cynthia P. McCague	40,853	*
Michael A. Peel	79,658	*
Ann M. Sardini	36,086	*
Alexander W. Smith	1,905,532	2.25%
All directors and executive officers as a group (16 individuals)	4,645,706	5.45%

Security Ownership of Certain Beneficial Owners

The following table indicates the ownership by each person who is known by Pier 1 Imports as of April 27, 2017, to beneficially own more than 5% of Pier 1 Imports common stock:

NAME AND ADDRESS OF BENEFICIAL OWNER	COMMON SHARES BENEFICIALLY OWNED	PERCENT OF CLASS	(1) Based on information contained in a Schedule 13G/A filed with the SEC on February 13,
2017, The Vanguard Group has sole voting power over 106,468 of the shares shown, shared voting power over 16,341 of the shares shown, sole dispositive power over
6,007,003 of the shares shown, and shared dispositive power over 118,346 of the shares shown. The Schedule 13G/A filed by The Vanguard Group provides information as of
February 9, 2017, and, consequently, the beneficial ownership of The Vanguard Group may have changed between February 9, 2017 and the printing of this proxy statement.

(2) Based on information contained in a Schedule 13G/A filed with the SEC on January 25,
2017, BlackRock, Inc. has sole voting power over 5,036,548 of the shares shown and sole dispositive power over the 5,267,392 shares shown. The Schedule 13G/A filed by
BlackRock, Inc. provides information as of January 25, 2017, and, consequently, the beneficial ownership of BlackRock, Inc. may have changed between January 25, 2017 and the printing of this proxy statement.

(3) Based on information contained in a Schedule 13G filed with the SEC on February 9,
2017, Dimensional Fund Advisors LP has sole voting power over 4,991,550 of the shares shown and sole dispositive power over the 5,190,118 shares shown. The Schedule 13G filed by Dimensional Fund Advisors LP provides information as of February 9, 2017, and, consequently, the beneficial ownership of Dimensional Fund Advisors LP may have changed between February 9, 2017 and the printing of this proxy statement.

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	6,125,349 (1)	7.23%
BlackRock, Inc. (through certain of its affiliates) 55 East 52nd Street New York, NY 10055	5,267,392 (2)	6.22%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	5,190,118 (3)	6.13%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Pier 1 Imports’ directors and executive officers, and persons who own more than 10% of a registered class of Pier 1 Imports’ equity securities, to file with the SEC reports disclosing their ownership and changes in ownership of Pier 1 Imports common stock or other equity securities. Pier 1 Imports’ executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Pier 1 Imports with copies of all Section 16(a) reports they file. To Pier 1 Imports’ knowledge, and based solely on a review of the furnished Section 16(a) reports, all Section 16(a) filing requirements applicable to Pier 1 Imports’ executive officers, directors and greater than 10% beneficial owners during the last fiscal year were met.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	19

COMPENSATION

PROPOSAL NO. 2 – Advisory Approval of the Compensation of Pier 1 Imports’ Named Executive Officers

A proposal to adopt a non-binding, advisory resolution to approve the compensation of Pier 1 Imports’ named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion under the caption “Compensation.”

Under rules adopted by the SEC pursuant to Section 14A of the Exchange Act, Pier 1 Imports’ shareholders are entitled to vote not less frequently than every three years upon an advisory, non-binding resolution approving the compensation of Pier 1 Imports’ named executive officers (“NEOs”), as disclosed pursuant to the disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion (commonly called the “say-on-pay vote”). At Pier 1 Imports’ annual meeting of shareholders held on June 28, 2011, its shareholders indicated in an advisory vote that they overwhelmingly favored an annual say-on-pay vote. Accordingly, Pier 1 Imports is soliciting a non-binding, advisory shareholder vote on Pier 1 Imports’ executive compensation as described in this proxy statement. Shareholders are being asked to vote on the following resolution:

RESOLVED, that the compensation of Pier 1 Imports’ named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

The compensation of the NEOs is discussed and disclosed below in the Compensation Discussion and Analysis, compensation tables and narrative. As discussed in those disclosures, the board of directors and management believe that the compensation policies, principles, objectives and practices of Pier 1 Imports are focused on pay-for-performance and are strongly aligned with the long-term interests of its shareholders. Pier 1 Imports’ compensation programs are designed to enable it to attract and retain talented and experienced senior executives to lead Pier 1 Imports successfully in a competitive environment.

Your vote on this resolution is advisory, and therefore not binding on Pier 1 Imports, the compensation committee, or the board of directors. The vote will not be construed to create or imply any change to the fiduciary duties of the board of directors, or to create or imply any additional fiduciary duties for the board of directors. However, Pier 1 Imports’ board of directors values the opinions of shareholders, and, if the shareholders do not adopt the resolution set forth above, the compensation committee will consider shareholder concerns and evaluate whether any actions are necessary to address those concerns.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on this resolution is required to approve this resolution. Abstentions will be counted as represented and entitled to vote on this resolution and will have the effect of a vote “Against” the resolution. Broker non-votes will not be considered entitled to vote on this resolution and will not be counted in determining the number of shares necessary for approval of the resolution.

The board of directors unanimously recommends a vote “For” the non-binding, advisory resolution to approve the compensation of Pier 1 Imports’ named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion under the caption “Compensation.”

20	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

PROPOSAL NO. 3 – A Non-binding, Advisory Vote with Respect to the Frequency of Shareholder Advisory Voting on the Compensation of Pier 1 Imports’ Named Executive Officers

A non-binding, advisory proposal with respect to the frequency of future shareholder advisory voting on the compensation of Pier 1 Imports’ named executive officers.

As required by Section 14A of the Exchange Act, Pier 1 Imports is required to hold an advisory vote on say-on-pay frequency every six years. This year, Pier 1 Imports is providing shareholders an advisory vote on the frequency with which Pier 1 Imports’ shareholders will vote, on an advisory basis, on executive compensation similar to PROPOSAL NO. 2 above. This proposal gives shareholders the opportunity to inform Pier 1 Imports as to whether you wish to vote on executive compensation every year, every other year, or every three years, or abstain from voting. Pier 1 Imports’ shareholders voted on a similar proposal in 2011, and the overwhelming majority voted to hold a say-on-pay vote every year.

Pier 1 Imports’ compensation policies and procedures are developed with short- and long-term objectives in mind, which is consistent with annual shareholder approval. Holding the say-on-pay vote each year has enhanced shareholder communication by providing a clear, simple means for Pier 1 Imports to obtain investor perspectives and feedback regarding executive compensation policies, principles, objectives and practices. We continue to believe an annual advisory vote will be the most effective timeframe to engage with shareholders to understand and respond to the vote results.

As with your vote on PROPOSAL NO. 2 above, your vote on this proposal is advisory, and therefore not binding on Pier 1 Imports, the compensation committee, or the board of directors. The vote will not be construed to create or imply any change to the fiduciary duties of Pier 1 Imports or the board of directors, or to create or imply any additional fiduciary duties for Pier 1 Imports or the board of directors. However, the board of directors values the opinion of Pier 1 Imports’ shareholders and if the annual frequency period does not receive the highest number of votes, the board of directors will consider shareholder concerns and evaluate appropriate next steps.

Shareholders have the opportunity to choose among four options (holding the vote every year, every other year, every three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the board of directors. The frequency that receives the highest number of votes of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on this proposal will indicate the choice of shareholders as the frequency for the say-on-pay vote. Abstentions will be counted as represented and entitled to vote on this proposal; however, abstentions will not be counted as a vote for or against any of the choices. Broker non-votes will not be considered entitled to vote on this proposal and will not be counted.

The board of directors unanimously recommends a vote for a frequency of “EVERY YEAR” for non-binding, advisory shareholder votes on the compensation of Pier 1 Imports’ named executive officers.

Named Executive Officers

For fiscal 2017, Pier 1 Imports’ NEOs include its former president and chief executive officer. Those NEOs and their respective biographies are as follows:

FISCAL 2017 NEOS
Terry E. London	Interim President and Chief Executive Officer
Alexander W. Smith	Former President and Chief Executive Officer
Jeffrey N. Boyer	Executive Vice President and Chief Financial Officer
Michael R. Benkel	Executive Vice President, Global Supply Chain
Catherine David	Executive Vice President, Merchandising
Eric W. Hunter	Executive Vice President, Marketing

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	21

COMPENSATION

Effective January 1, 2017, Mr. London was appointed to the position of interim president and chief executive officer and served in this position until Mr. James was appointed as president and chief executive officer effective May 1, 2017. The biography for Mr. London is set forth above under PROPOSAL NO. 1 – Election of Directors.

Mr. Smith, age 64, served Pier 1 Imports as president and chief executive officer from February 2007 through December 31, 2016. Prior to joining Pier 1 Imports, Mr. Smith served as group president of the TJX Companies, Inc., where he oversaw the operations and development of Home Goods, Marshalls and TJ Maxx plus a number of corporate functions. On September 2, 2016, Pier 1 Imports and Mr. Smith mutually agreed that Mr. Smith’s employment and service as a director with Pier 1 Imports would terminate effective December 31, 2016. See page 31 for more information about Mr. Smith’s departure.

Mr. Boyer, age 59, joined the organization in July 2015 as executive vice president and chief financial officer. Prior to joining Pier 1 Imports and since September 2013, Mr. Boyer served as executive vice president, chief administrative officer and chief financial officer for Tuesday Morning Corporation, based in Dallas, Texas. From April 2008 to September 2013, Mr. Boyer served as executive vice president and chief financial officer of 24 Hour Fitness Worldwide, based in San Ramon, California, and was promoted to chief operating officer in June 2012. From January 2003 to April 2008, Mr. Boyer held the positions of executive vice president, chief financial officer; co-president and chief financial officer; and president and chief financial officer with The Michaels Companies, Inc. He has also held executive positions with Sears Holdings Corporation and Kmart Corporation.

Mr. Benkel, age 48, was named executive vice president of global supply chain in July 2015, having previously served as executive vice president of planning and allocations since April 2012. He joined the organization in September 2008 as senior vice president of planning and allocations. Prior to joining Pier 1 Imports, he spent 11 years at Williams-Sonoma Inc. in continuously advancing positions in the Pottery Barn Retail Stores division, including vice president of inventory management, director – inventory management, and as a home furnishings and furniture buyer.

Ms. David, age 53, joined the organization in August 2009 as executive vice president of merchandising. Prior to her current role, Ms. David served as president and chief operating officer of Kirkland’s Inc. and vice president and general manager with Sears Essentials, Sears Grand and The Great Indoors. Ms. David also previously served with Target Corporation for 13 years in various positions including vice president and general manager of target. direct and various positions in the buying, planning and stores divisions.

Mr. Hunter, age 43, was named executive vice president of marketing in September 2013. Prior to joining Pier 1 Imports, Mr. Hunter served as senior vice president of marketing and acting chief marketing officer with JCPenney Company from February 2012 to July 2013, and as chief marketing officer and group president with Kellwood Company from March 2009 until February 2012. Mr.  Hunter also served in various positions with PMK/HBH/Momentum Worldwide and Creative Artists Agency.

Compensation Committee Report

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis below. Based on the review and discussion, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in Pier 1 Imports’ 2017 proxy statement.

COMPENSATION COMMITTEE

Cheryl A. Bachelder, Chair

Cynthia P. McCague

Michael A. Peel

Compensation Discussion and Analysis

This Compensation Discussion and Analysis disclosure provides material information about Pier 1 Imports’ compensation policies, principles, objectives and practices applicable to its NEOs for fiscal 2017 and puts into perspective the tabular disclosures of NEO compensation and related narratives.

22	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

Message from the Compensation Committee

Pier 1 Imports’ financial results improved in the second half of fiscal 2017, but full year results remained below our expectations. In fiscal year 2017, we concentrated on adapting to the changing retail environment and ensuring we continue to meet the expectations of our customers. This effort resulted in improved financial performance in the third and fourth quarters and an increase in our stock price, but will be a multi-year initiative for our organization. Because our performance remained below expectations, only a portion of our annual incentive was earned and paid this past fiscal year. Overall pay earned by our executives continues to remain below targeted levels.

Fiscal 2017 was a year of transition both for our business and leadership. As discussed above, our executive team focused on ensuring the strong position of our brand in the market and with our core customers. In September 2016, the board of directors and our CEO, Alex Smith, mutually agreed that Mr. Smith would step down as CEO effective December 31, 2016. On April 3, 2017, we announced that Alasdair James had been named as President and Chief Executive Officer with a start date of May 1, 2017. We are confident Mr. James, aligned with Pier 1 Imports business strategy, will continue to advance the performance of Pier 1 Imports. Considering the current challenges in retail and change in leadership, maintaining the continuity of the executive team and the organization was a priority. To that end we:

• Provided for targeted cash-based retention awards to selected leaders deemed critical to the ongoing success of Pier 1 Imports.

• Appointed Terry London, a seasoned executive and the chairman of our board of directors, to serve as interim president and CEO to help lead the business through this period of transition.

We continue to align executive pay with performance. Considering our fiscal 2017 financial results, and the fact that only a portion of our performance-based short-term incentive was paid in fiscal 2017, the compensation committee believes that Pier 1 Imports’ executive compensation programs effectively align pay with performance.

• Short-term incentive: Understanding its importance to our shareholders, profitability remained a key area of focus. For 2017, we added a merchandise margin component, as considerable degradation of that metric has been observed over the past several years. This metric supported our key strategic objectives for fiscal 2017 by placing greater focus on aligning product assortments with our customers’ tastes and presenting a strong value proposition as well as ensuring that efficiencies within Pier 1 Imports’ supply chain are being pursued.

Based on our performance, we paid a portion of the performance-based short-term incentive for the Profit Goal component but did not meet threshold performance in terms of merchandise margin.

• Long-term incentive: Based on shareholder feedback, we continued to measure cumulative three-year profitability in the performance-based restricted stock awards granted in fiscal 2017. We understand the importance of aligning our executives to the long-term performance of Pier 1 Imports and plan to continue with this practice for future performance-based share awards.

In fiscal year 2017 we introduced a three-year average return on invested capital (“ROIC”) component to the performance-based shares, reflecting our desire to not only place focus on profitability, but also efficacy of those returns over an asset base.

To ensure continued alignment to shareholders, performance-based shares earned resulting from both the Profit Goal and ROIC metrics are further subject to a modifier based on total shareholder return performance relative to our peer group.

We continue to listen and respond to shareholder feedback. We continued our rigorous and extensive shareholder outreach process in fiscal 2017. The feedback we receive is carefully considered by the compensation committee and we take appropriate actions that will further enhance our programs with shareholders while still maintaining programs that allow us to drive business results. We are committed to an ongoing outreach process that will continue to allow us to engage with, understand and react to shareholders’ preferences.

In the past, we have received negative comments from shareholder advisory groups primarily reflecting certain aspects of our former CEO’s pay package. In establishing the compensation for Mr. James, our new CEO, we have ensured alignment of his ongoing pay to that of our broader executive compensation program and have a limited employment agreement. Further, the severance arrangements for Mr. Smith, our former CEO, included no extraordinary payments and are reflective of his employment agreement.

We have continued with strong pay for performance programs for fiscal 2017 and fiscal 2018. For 2017, we made significant changes to our pay for performance programs to reflect shareholder feedback and further align executive pay with business performance. Our current pay for performance programs are robust and reflect the high standards we expect for achieving results. To that end, for 2018 we have maintained the foundation of our programs including:

• A rigorous goal setting process to ensure challenging and aggressive performance targets for all performance metrics and incentive plans;

• A significant portion of NEO pay “at-risk” and a focus on long-term performance; and

• Performance metrics that are recognized as drivers of shareholder value within our industry and among our peers.

In conclusion, Pier 1 Imports is responding to the shareholders who have asked us to reshape the business and continue to pay for performance. The actions we have taken as a compensation committee have strengthened our resolve in this regard and allow us to support the board’s unanimous recommendation to vote “YES” on say-on-pay (PROPOSAL NO. 2).

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	23

COMPENSATION

Fiscal 2017 Business Highlights

Fiscal 2017 proved to be a challenging year of transition for Pier 1 Imports. The first two quarters produced disappointing results that were largely reversed in the second half of the year as Pier 1 Imports’ margins and profits improved in response to more positive sales trends, decreased clearance, a more effective promotional strategy and improved operations within the supply chain. Fiscal 2017 was the second year of a real estate optimization plan which resulted in a net reduction of 14 stores on top of the 33 net store closures in fiscal 2016. Those actions were part of a broader effort to reduce operating expenses as Pier 1 Imports re-aligns the cost structure underlying its omni-channel business model. All of these efforts are focused on maximizing long-term profitability and driving increased value for shareholders.

Pier 1 Imports’ fiscal 2017 financial highlights include:

•	Full year net sales decreased 3.4% to $1.828 billion, as the average number of stores declined approximately 3%;

•	Company comparable sales, which includes e-Commerce, decreased 1.0% for the full year, but increased 1.8% and 0.2% in the third and fourth quarters, respectively;

•	E-Commerce sales penetration for the year grew to approximately 20% of net sales, up from 16% penetration the prior year, with fourth quarter e-Commerce sales increasing 28% as compared to the fourth quarter of fiscal 2016;

•	Full year gross profit of $697.3 million, or 38.1% of net sales, compared to $705.0 million, or 37.3% of net sales, in fiscal 2016. Operating income totaled $54.9 million, or 3.0% of net sales;

•	Fourth quarter gross profit increased to $206.9 million, or 39.2% of net sales, representing an increase of $10.0 million, or 290 basis points;

•	Net income (GAAP) totaled $30.1 million, as compared to net income (GAAP) of $39.6 million in the prior year. Diluted earnings per share (GAAP) were $0.37, compared to diluted earnings per share (GAAP) of $0.46 in fiscal 2016. After adjusting for approximately $10 million of costs associated with the departure of Pier 1 Imports’ former chief executive officer, fiscal 2017 adjusted net income (non-GAAP) totaled $35.7 million, or adjusted (non-GAAP) diluted earnings per share of $0.44. (1)

•	End of fiscal 2017 cash and cash equivalents balances of $154.5 million compared to $115.2 million at the end of fiscal 2016;

•	Distributed $33.1 million to shareholders through quarterly cash dividends and share repurchases; and

•	Adverse impact on fiscal 2017 SG&A expenses from unplanned expenses, including approximately $10 million in costs related to the departure of Pier 1 Imports’ former president and chief executive officer and approximately $7 million related to incremental legal and advisory fees, CEO transition costs, including search fees and retention program awards to executives, and certain costs for sub-leasing portions of the corporate headquarters.

(1)	This proxy statement references adjusted net income and adjusted diluted earnings per share, which exclude the impact of severance and other charges related to the departure of Pier 1 Imports’ former president and chief executive officer in fiscal 2017. Pier 1 Imports believes these non-GAAP financial measures are useful in comparing its year-over-year operating performance. Adjusted net income and adjusted diluted earnings per share should be considered supplemental and not a substitute for Pier 1 Imports’ net income and earnings per share results reported in accordance with GAAP for the periods presented. See pages 27-28 of the Pier 1 Imports Annual Report on Form 10-K for the fiscal year ended February 25, 2017, as filed with the SEC on April 25, 2017 (the “2017 Form 10-K”) for a reconciliation of these amounts.

The improvements in Pier 1 Imports results during the second half of fiscal 2017 reflect management’s efforts to drive sales and reduce costs through a number of initiatives that include:

•	47 total net stores closed to date in fiscal 2016 and 2017 under the real estate optimization plan;

•	Merchandising improvements, including changes in seasonal assortments and entry into new categories;

•	More focused promotional messages;

•	Improvements to supply chain efficiency, lower freight costs and better operational execution year-over-year;

•	Implementation of a more competitive free shipping promotion applicable to e-Commerce orders; and

•	Marketing initiatives:

➢	Increased focus on new customer acquisition;

➢	Return to television advertising in fiscal 2017; and

➢	Expanded loyalty program.

24	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

Target Setting

For fiscal 2017, Pier 1 Imports set rigorous performance targets for its short- and long-term incentive programs. Short-term incentive payouts were measured using Profit Goal and merchandise margin dollars performance metrics, each as described below. Long-term incentive payouts were measured using Profit Goal and return on invested capital (“ROIC”) performance metrics, with a total shareholder return (“TSR”) modifier as described below. Pier 1 Imports has historically considered the prior year’s actual results and management’s projections for the year ahead when determining performance metrics for the fiscal year. Pier 1 Imports further considered the input from the independent compensation consultant for the compensation committee and feedback from shareholders. Finally, Pier 1 Imports reviewed and analyzed information including analyst expectations as well as historical performance information for Pier 1 Imports’ peer group for executive compensation purposes (the “fiscal 2017 peer group,” more fully described below under the caption “Executive Compensation Components – Peer Group”).

With considerable rigor, a combination of both internal and external data was used to establish the target fiscal 2017 Profit Goal as well as the threshold and maximum Profit Goal amounts. The target fiscal 2017 Profit Goal represented an increase of approximately 10% above the amount of the Realized Profit achieved for fiscal 2016. Pier 1 Imports believes, considering input from the committee’s independent compensation consultant, that the fiscal 2017 Profit Goal target was aggressive given the actual amount of Realized Profit (as defined on page 28 below) for fiscal 2016.

The four performance metrics used in the Pier 1 Imports’ executive compensation program are:

•	Profit Goal – a performance metric of earnings before interest, taxes, depreciation, and amortization, adjusted for certain recurring non-cash items and unusual or non-recurring items as determined by the compensation committee.

•	Merchandise margin dollars – the result of adding back delivery and fulfillment net costs and store occupancy costs to gross profit.

•	ROIC – a measure of Pier 1 Imports’ return on invested capital that is calculated by dividing Pier 1 Imports’ operating income, for any particular fiscal year, less taxes, by the sum of the (i) average of the beginning and ending fiscal year inventory balances, plus (ii) the average of the beginning and ending fiscal year net fixed asset balances, less (iii) the average of the beginning and ending fiscal year accounts payable balances.

•	TSR – a performance measure based on Pier 1 Imports’ percentile ranking within a designated peer group based on relative average closing stock prices of Pier 1 Imports and the peer group companies during the 20 trading days at the beginning of fiscal 2017 and the 20 trading days at the end of fiscal 2019. Performance-based shares that vest based on Profit Goal and ROIC metrics are subject to an increase or decrease of 10% based on Pier 1 Imports’ ranking above the 75th percentile or below the 25th percentile within the peer group as shown in table 4 below.

Shareholder Engagement Regarding Executive Compensation

Pier 1 Imports’ board of directors and its compensation committee value the opinions of Pier 1 Imports’ shareholders. The compensation committee considers shareholder input when setting Pier 1 Imports’ compensation philosophy, policies and programs and evaluates whether any actions are advisable to address shareholder perspectives. At the 2016 annual meeting of shareholders, approximately 96% of the votes represented and entitled to vote on the advisory vote on executive compensation approved Pier 1 Imports’ NEO compensation.

The compensation committee continues to carefully consider the views of shareholders as well as investor advisory service firms when making changes to executive compensation practices and programs. The following actions taken by Pier 1 Imports in fiscal 2017 align with shareholder feedback, exercise sound corporate governance and continue to align pay with performance:

•	Continued three-year cliff vesting, based on a cumulative Profit Goal, for long-term equity incentive grants effective for NEOs (other than Mr. Smith and Mr. London as described below).

•	Added an ROIC performance metric for long-term equity incentive grants to NEOs.

•	Added a TSR modifier to long-term equity performance grants to NEOs that prohibits upward modification of the awards if the absolute TSR is negative.

•	Added a merchandise margin dollars performance metric for short-term incentive awards to NEOs.

•	Continued to include analysis of external data as noted above in the target-setting process for Profit Goal performance metrics.

•	Continued to evaluate executive salaries on a case-by-case basis rather than utilizing across-the-board increases. No NEO received a base salary increase for fiscal 2017.

Pier 1 Imports’ compensation program saw significant changes in fiscal 2017, reflecting shareholder views and feedback. The compensation committee believes that Pier 1 Imports’ compensation programs were effective at aligning pay with performance and driving results for fiscal 2017. Therefore, the compensation committee intends to continue the foundations of the executive compensation programs in fiscal 2018.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	25

COMPENSATION

Compensation Policies, Principles, Objectives and Practices

Pier 1 Imports believes that its ability to successfully attract, motivate and retain a qualified executive management team in a challenging and highly competitive retail environment will contribute to success. Pier 1 Imports believes that it offers total compensation packages that are competitive in the retail industry and that are fair and equitable among the executives, providing strong incentives that are structured to promote the long-term success and performance of Pier 1 Imports.

Pier 1 Imports provides both short- and long-term incentives to its executives to encourage the effective management of major functions, teamwork and effective expense control, which contribute to increased shareholder value. Pier 1 Imports believes that as an executive’s level of responsibility increases, a greater portion of that executive’s potential total compensation should come from performance-based compensation. Pier 1 Imports also believes that the majority of an executive’s compensation should be “at-risk” and tied to Pier 1 Imports’ performance.

Pier 1 Imports believes in setting target incentive levels that are challenging but achievable, tied to the strategy of the business and that provide a direct link to both the short- and long-term financial success of Pier 1 Imports. Incentive performance metrics are set based on complementary business factors such as profitability and sales plans and are tied to the Pier 1 Imports’ long-term strategic plan. While Pier 1 Imports may change these metrics from time to time, it has generally focused on year-over-year increases in profits and sales and other metrics related to stock price appreciation. Pier 1 Imports expects to continue to set rigorous metrics based on profitability and sales as well as other financial return metrics in the near term while considering Pier 1 Imports performance compared to its peers.

Pier 1 Imports generally targets total compensation packages using a combination of fixed and “at-risk” pay comprised of base salary, short-term incentives and long-term incentives for executive officers to reflect the 50th percentile of Pier 1 Imports’ peer group when planned financial and operational goals are achieved. Pier 1 Imports designs its total compensation packages to provide pay above the 50th percentile compared to its peer group when results exceed planned financial and operational goals. Additional details of how each component of Pier 1 Imports’ executive compensation program work together are discussed below:

		PAY ELEMENT	OBJECTIVE	PERFORMANCE REWARDED
FIXED	Annual	Base Pay	To provide competitive fixed pay that is tied to the market and allows Pier 1 Imports to attract, retain and motivate executives within the national retail market	Based on individual skills, experience, responsibilities and performance over time
	Long-Term	Time-Based Restricted Stock	To closely align executive and shareholder interests and aid in retention	Increased stock price
PERFORMANCE- BASED	Annual	Short-Term Incentive	To increase profitability and Pier 1 Imports’ performance every year	Achievement of fiscal year Profit Goal and targeted merchandise margin dollars
	Long-Term	Performance-Based Restricted Stock	To increase multi-year profitability and stock price and to demonstrate effective use of Pier 1 Imports’ capital	Achievement of (i) Profit Goal growth over a three-year period and (ii) three-year average targeted ROIC; both subject to the TSR modifier.

For fiscal 2017, Pier 1 Imports provided cash retention awards to selected executives to help maintain the continuity of the executive team and the organization during the CEO transition.

26	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

Below is a summary of compensation practices Pier 1 Imports has adopted which it believes drive performance, thereby increasing shareholder value:

Best practices in executive compensation

✓ WE DO	× WE DON’T

✓   Setaggressive short- and long-term performance metrics and have a majority of targeted pay for executives tied to performance

✓  Uselong-term incentives to encourage management continuity

✓  Tiea significant portion of executives’ pay to pertinent performance metrics

✓  Mitigateundue risk by using a cap on maximum payouts for short- and long-term plans and performing an annual internal risk assessment of compensation programs

✓  Havean independent compensation consultant reporting directly to the compensation committee

✓  Havestock ownership guidelines that reinforce alignment between shareholders and our executive officers

✓  Maintaina clawback policy

×   Have employment agreements (other than the terms of employment for new CEO)

×   Paydiscretionary bonuses to executives when performance metrics are not met

×   Applyacross-the-board base salary increases

×   Havetax gross-ups upon change in control

×   Automaticallyvest equity awards under stock incentive plans upon a change in control

×   Allowhedging, short sales, option trading or pledging of Pier 1 Imports common stock

×   Paydividends on unvested restricted stock or above-market earnings on deferred compensation arrangements

×   Re-priceunderwater stock options

Pier 1 Imports, Inc. 2015 Stock Incentive Plan

On April 6, 2017, the board of directors unanimously approved, subject to shareholder approval, an amendment to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan to increase the number of shares available for grant under the plan.

As of April 27, 2017, following the annual equity grants for fiscal 2018, there are approximately 2,370,133 shares remaining available for grant under the plan. The number of shares currently available for issuance under the plan is likely less than the number of shares necessary for the next two years in accordance with Pier 1 Imports’ current equity grant practices. The board of directors recommends to the shareholders approval of an increase of 4,000,000 shares to be available for grant under the 2015 plan. The board of directors believes that this increase of shares will provide Pier 1 Imports with sufficient shares to maintain its current equity grant practices through the annual equity grants for fiscal 2020.

In evaluating the request for additional shares, the board of directors considered two key metrics that are typically important to shareholders when evaluating similar proposals, a “burn rate” calculation and voting power dilution. The burn rate calculation quantifies how quickly a company uses its available shares and is calculated by dividing the number of equity-based awards granted in a particular year by the weighted average common shares outstanding for the year. Pier 1 Imports’ three year burn rate is 2.12% which is significantly below the Institutional Shareholder Services (“ISS”) benchmark burn rate of 4.27%. Voting power dilution is calculated to assess the potential dilutive effect of the issuance of shares under the 2015 plan when compared to the total common shares outstanding. The additional 4,000,000 shares proposed would yield a 11.3% voting power dilution.

The analysis and calculations described above do not include the equity grant of 750,000 shares under the 2015 plan to Mr. James on May 2, 2017.

Executive Compensation Components

Base Salary

No Base Salary Increases for NEOs

Generally, Pier 1 Imports targets base salary at the 50th percentile of its peer group for comparable skills. The aspects of individual performance that may be considered in the determination of each executive’s base salary include the individual’s contribution to achieving operating goals, expense control and reduction, profitability and performance as compared to planned results. Pier 1 Imports recognizes individual experience, skill, level of responsibility and performance over time to set base salary levels.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	27

COMPENSATION

In fiscal 2017, Pier 1 Imports’ chief executive officer and human resources compensation group recommended to the compensation committee no base salary increases for Pier 1 Imports’ NEOs due to overall performance by Pier 1 Imports and the market review of its peer group. The independent compensation consultant for the compensation committee concurred with management’s recommendation. Based upon the considerations described in the preceding paragraph, the compensation committee supported the recommendation and did not increase base salary for the NEOs, as shown in Table 1 below.

Table 1

NAMED EXECUTIVE OFFICER	FISCAL 2016 BASE SALARY ($)	FISCAL 2017 BASE SALARY ($)	PERCENTAGE INCREASE (%)
Terry E. London*	N/A	$ 875,000	N/A
Alexander W. Smith	$1,250,000	$1,250,000	0%
Jeffrey N. Boyer	$ 500,000	$ 500,000	0%
Michael R. Benkel	$ 360,000	$ 360,000	0%
Catherine David	$ 450,000	$ 450,000	0%
Eric W. Hunter	$ 435,000	$ 435,000	0%

*	Mr. London was appointed interim president and chief executive officer effective January 1, 2017 and served in that role through May 1, 2017. The fiscal 2017 base salary shown for him is the annualized amount effective upon his appointment.

Short-Term Incentive

Pier 1 Imports’ short-term incentive program for its executives in fiscal 2017 provided an opportunity to receive a cash award based on company performance. All NEOs participated in the short-term incentive program in fiscal 2017, except for Mr. London. Eighty percent of the incentive was based upon achievement of the Profit Goal. The actual amount of the Profit Goal that is achieved for the fiscal year is referred to as the “Realized Profit.” Profit Goal was selected as a performance measure because it focuses on factors that an individual participant’s actions can affect and because it more closely reflects cash being generated by Pier 1 Imports’ ongoing core operations. It largely eliminates the effects of financing and tax decisions as well as unusual charges. Use of the Profit Goal as a measure of Pier 1 Imports’ financial and operational performance is designed to reward executives for high levels of operating performance, leading to increased profitability over time.

Pier 1 Imports implemented a new metric for the fiscal 2017 short-term incentive program aimed at increasing merchandise margin dollars. Twenty percent of the fiscal 2017 short-term incentive award was based on merchandise margin dollars. Merchandise margin dollars was selected as a component to place additional focus on aligning product assortments with Pier 1 Imports’ customers’ tastes and to provide a strong value proposition. In addition, focus on this metric promotes increased efficiencies within Pier 1 Imports’ supply chain.

These incentives and their respective weights were evaluated by the compensation committee and approved as the short-term incentive program for fiscal 2017. The fiscal 2017 short-term incentive awards were granted pursuant to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan.

The fiscal 2017 short-term incentive program required participants to be employed with Pier 1 Imports at fiscal year-end to receive a cash award. The program allows Pier 1 Imports’ chief executive officer to reduce the cash award of a participant as a result of individual or group performance. Pier 1 Imports believes that the maximum performance percentage levels are competitive when compared to Pier 1 Imports’ fiscal 2017 peer group.

28	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

The fiscal 2017 Profit Goal of $148,000,000 represented an increase of approximately 10% above the Realized Profit for fiscal 2016. No award payout was possible unless the Realized Profit for 2017 met or exceeded the threshold of $126,000,000. Fiscal 2017 short-term incentive opportunity as a percentage of base salary for each NEO, other than Mr. London, is shown in Table 2 below. Mr. London was appointed interim president and chief executive officer effective January 1, 2017 and did not participate in the fiscal 2017 short-term incentive program.

Table 2	FISCAL 2017 ANNUAL SHORT-TERM INCENTIVE OPPORTUNITY AS A PERCENTAGE OF BASE SALARY
NAMED EXECUTIVE OFFICER	AT THRESHOLD PERFORMANCE LEVELS	AT TARGET PERFORMANCE LEVELS	AT MAXIMUM PERFORMANCE LEVELS
Alexander W. Smith	34.5%	115%	230%
Jeffrey N. Boyer	22.5%	75%	150%
Michael R. Benkel	22.5%	75%	150%
Catherine David	22.5%	75%	150%
Eric W. Hunter	22.5%	75%	150%

The Realized Profit for fiscal 2017 was $135,900,000, resulting in a payout at 61.5% of target. Pursuant to the terms of the short-term incentive program, Mr. Smith was not eligible to receive a short-term incentive payout for fiscal 2017 because he departed prior to the end of the fiscal year. The payouts for Messrs. Boyer and Benkel and Ms. David were reduced to 59% of target in consideration of special one-time cash retention awards granted to these NEOs in fiscal 2017 as described below. The actual short-term incentive amounts awarded are shown in the Summary Compensation Table on page 34.

For fiscal 2017, merchandise margin dollars were below the threshold performance level and no payout was awarded under the merchandise margin dollars component of the program.

Long-Term Incentive

Pier 1 Imports believes that a blend of performance- and time-based restricted stock provides a long-term incentive opportunity that is competitive in the retail industry, incentivizes performance and serves as a retention tool. During fiscal 2017, equity grants were a mix of performance-based restricted stock utilizing achievement of two different performance measures, and time-based restricted shares. Table 3 below provides a breakdown of the restricted stock awarded to the NEOs, other than Mr. Smith and Mr. London, in fiscal 2017. Mr. Smith elected to not accept any equity award in fiscal 2017. Mr. London was appointed interim president and chief executive officer effective January 1, 2017 and did not receive an equity award in fiscal 2017 other than DSUs for services as a director prior to January 1, 2017.

Approximately 60% of the shares granted at target in fiscal 2017 are performance-based, with half vesting based on achievement of a cumulative three-year Profit Goal and the other half vesting based on three-year average ROIC. Approximately 40% of the shares granted at target in fiscal 2017 are time-based. The performance-based grants are referred to as “Profit Goal performance-based shares” and “ROIC performance-based shares.”

Table 3

NAMED EXECUTIVE OFFICER	PROFIT GOAL PERFORMANCE–BASED SHARES AT TARGET (#)	ROIC PERFORMANCE–BASED SHARES AT TARGET (#)	TIME-BASED SHARES (#)
Jeffrey N. Boyer	22,727	22,728	30,302
Michael R. Benkel	16,363	16,364	21,818
Catherine David	20,454	20,455	27,272
Eric W. Hunter	19,772	19,774	26,363

The Profit Goal performance-based shares cliff vest 100% upon Pier 1 Imports satisfying the cumulative Profit Goal established by the compensation committee for fiscal 2017 – 2019. Vesting is also conditioned upon the NEO being employed on the date of filing of Pier 1 Imports’ Annual Report on Form 10-K with the SEC for fiscal 2019. The Profit Goal performance-based shares vest within a range of 50% to 200% (with interpolation between the levels).

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	29

COMPENSATION

In addition to the Profit Goal performance-based shares, ROIC performance-based shares were granted in fiscal 2017 reflecting Pier 1 Imports’ desire to not only place focus on profitability, but also efficacy of returns over an asset base – further aligning executive pay with performance of Pier 1 Imports common stock. The ROIC performance-based shares cliff vest based on Pier 1 Imports’ average ROIC for fiscal 2017 – 2019, provided the NEO is employed on the date of filing of Pier 1 Imports’ Annual Report on Form 10-K with the SEC for fiscal 2019. The ROIC performance-based shares vest within a range of 50% to 200% (with interpolation between the levels).

Both the Profit Goal and the ROIC performance-based shares granted in fiscal 2017 are subject to an increase or decrease of 10% as shown in table 4 below based on Pier 1 Imports’ TSR percentile rank within a peer group based on the average closing stock price of Pier 1 Imports and the peer group companies during the 20 trading days at the beginning of fiscal 2017 and the average closing stock price during the 20 trading days at the end of fiscal 2019. The peer group is comprised of all of the companies in the Russell 1000 Specialty Retail Index as of the beginning of fiscal 2017 plus any other specialty retailers in Pier 1 Imports’ fiscal 2017 peer group.

Table 4

COMPANY’S PERCENTILE RANK WITHIN PEER GROUP	MODIFICATION OF VESTED SHARES
75% and above	+ 10%*
above 25% and below 75%	no modification
25% and below	-10%

*	provided Pier 1 Imports’ absolute TSR is not negative

The remaining shares granted in fiscal 2017 were time-based shares with a three-year vesting period. Those shares vested 33% on April 15, 2017, and will vest 33% on April 15, 2018 and 34% on April 15, 2019 provided that the NEO is employed on the applicable vesting date.

Performance-based restricted stock grants were made in fiscal 2015 and were eligible to vest in early calendar year 2017. These grants were tied to performance during fiscal 2017 or a performance period ending in fiscal 2017:

•	A TSR performance-based share grant was made in fiscal 2015. Those shares became eligible to vest at the end of fiscal 2017 based on TSR performance over fiscal years 2015 – 2017. The TSR performance over those fiscal years was below threshold levels and those shares did not vest.

•	On April 25, 2017, 79.5% of the outstanding performance-based shares awarded in fiscal 2015 that were eligible to vest based on the fiscal 2017 Profit Goal vested as a result of 2017 Realized Profit.

•	A performance-based share grant utilizing an e-Commerce sales metric was made in fiscal 2015. Those shares became eligible to vest on April 25, 2017 based on a percentage of Pier 1 Imports’ e-Commerce sales to total sales in fiscal 2017 and provided Pier 1 Imports achieved a threshold level of total sales for fiscal 2017. Pier 1 Imports did not achieve the threshold level of total sales in fiscal 2017 and those shares did not vest.

Special One-Time Cash Retention Awards

The board of directors has the discretion to grant special discretionary awards to the NEOs. In September 2016, the board of directors awarded Messrs. Boyer and Benkel and Ms. David one-time special cash awards to help retain their services during the CEO transition. Ms. David’s and Mr. Benkel’s awards were $225,000 and $180,000, respectively, and vested on March 27, 2017, six months from the grant date. Mr. Boyer’s award was $750,000 and will vest on March 22, 2018, 18 months from the grant date. All awards are contingent on the NEO’s continued service through their vest date.

Retirement and Other Plans

Pier 1 Imports offers a non-qualified deferred compensation plan, referred to as the Pier 1 Imports, Inc. Deferred Compensation Plan, to its executives and key members of management. The plan is designed to provide certain executives with post-employment financial security and to mitigate the effects of deferral limitations on highly compensated individuals in qualified plans such as Pier 1 Imports’ 401(k) plan. The plan also assists Pier 1 Imports in attracting and retaining executives and key members of management. The plan is described and discussed below under the caption “Non-Qualified Deferred Compensation Table for the Fiscal Year Ended February 25, 2017.”

Pier 1 Imports adopted a supplemental retirement plan in 1995 which is described below under the caption “Pension Benefits Table for the Fiscal Year Ended February 25, 2017.” Mr. Smith is the only NEO who participated in the supplemental retirement plan during fiscal 2017.

30	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

Peer Group

For fiscal 2017, Pier 1 Imports used a group of peer companies to benchmark base salary, short- and long-term incentive elements of total executive compensation. The fiscal 2017 peer group included the following companies, which at the time of selection were publicly traded and were direct competitors, retail industry competitors and/or local area competitors for executive talent:

2017 PEER GROUP

Bed Bath & Beyond Inc.

Chico’s FAS Inc.

DSW, Inc.

Finish Line, Inc.

Fossil Group, Inc.

Haverty Furniture Companies, Inc.

hhgregg, Inc.

Kirkland’s, Inc.

Restoration Hardware Holdings, Inc.

Select Comfort Corp.

Stage Stores, Inc.

Stein Mart, Inc.

The Container Store Group, Inc.

Ulta Salon, Cosmetics & Fragrance, Inc.

Williams Sonoma, Inc.

(1)	Data as of February 28, 2016.

These companies were chosen by the compensation committee, with the advice of its independent executive compensation consultant, to comprise Pier 1 Imports’ group of peer companies because their revenues and/or operating characteristics are considered by the compensation committee to be consistent with those of Pier 1 Imports.

The fiscal 2017 peer group is the same as the fiscal 2016 peer group, except for the removal of ANN INC., which was acquired in August 2015.

Pier 1 Imports generally targets total compensation packages using a combination of fixed and “at-risk” pay comprised of base salary, short-term incentives and long-term incentives for executive officers to reflect the 50th percentile of Pier 1 Imports’ peer group when planned financial and operational goals are achieved. Pier 1 Imports designs its total compensation packages to provide pay above the 50th percentile compared to its peer group when results exceed planned financial and operational goals.

Chief Executive Officer Compensation

Since he joined Pier 1 Imports in 2007, Mr. Smith’s employment with Pier 1 Imports as its president and chief executive officer was governed by an employment agreement. The initial three-year term of Mr. Smith’s current employment agreement ended on February 27, 2016. The agreement automatically renewed on February 28, 2016, for a one-year term ending on February 25, 2017. Mr. Smith’s base salary for fiscal 2016 and 2017, as provided in his employment agreement, remained at $1,250,000. As noted above, Mr. Smith did not accept a fiscal 2017 equity award and did not receive the fiscal 2017 short-term incentive payout.

On September 2, 2016, Pier 1 Imports and Mr. Smith mutually agreed that his employment agreement would not be renewed for fiscal 2018 and that his employment with Pier 1 Imports and service as a director on the Pier 1 Imports board of directors would terminate effective December 31, 2016. Mr. Smith and Pier 1 Imports entered into a mutual termination agreement and general release dated September 2, 2016 setting forth various agreements and understandings between the parties regarding the termination of Mr. Smith’s employment and confirming that his departure would be treated as a termination without cause pursuant to his employment agreement.

The board of directors managed the payments to Mr. Smith in connection with his departure strictly within the terms of his existing agreements. As set forth in the mutual termination agreement, Mr. Smith received the severance compensation provided in Section 7(b) of his employment agreement, which

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	31

COMPENSATION

included a cash severance payment of $2,500,000 and accelerated vesting of 570,000 unvested shares of restricted stock having a value at the date of vesting of $2,650,500. In addition, Mr. Smith was eligible for an early retirement benefit payment of $24,228,049 and certain medical benefits under the Supplemental Retirement Plan, an increase of $2,482,511 above the present value of accumulated benefit reported in the 2016 proxy statement. See “Pension Benefits Table for the Fiscal Year Ended February 25, 2017” below for additional information.

During fiscal 2017, Mr. London’s annual base salary as interim president and chief executive officer was $875,000 payable bi-weekly in the amount of $33,654 while serving in the position. While serving as interim president and chief executive officer in fiscal 2017, Mr. London continued to receive an annual cash retainer of $125,000, paid monthly, for serving as chairman of the board of directors but he did not receive the regular $150,000 annual retainer for non-employee directors. He did not receive a fiscal 2017 short- or long-term incentive award.

Independent Executive Compensation Consultant

Data for the fiscal 2017 peer group was provided by Willis Towers Watson, the compensation committee’s independent executive compensation consultant for fiscal 2017. Additionally, Willis Towers Watson provided information and consulting to the compensation committee on a variety of executive compensation issues including base salaries, short-term incentive pay, long-term incentive pay and plan design for short- and long-term incentive programs. Willis Towers Watson also provided data from the Towers Watson 2015 Compensation Data Bank (CDB) Retail/Wholesale Services Executive Database, as well as data available from public sources such as proxy filings, in order to provide additional information relating to total compensation, cash compensation and equity trends in the broader retail industry. These resources were used to ensure that Pier 1 Imports maintains competitive compensation practices and packages across the broader retail group. In fiscal 2017, Willis Towers Watson did not provide any other services to Pier 1 Imports outside of executive compensation consulting.

Compensation Determinations and Role of Executive Officers

Fiscal 2017 base salary and short- and long-term incentive compensation recommendations for the NEOs were presented to the compensation committee at their meetings at the end of fiscal 2016 and during the first two months of fiscal 2017. The presentations included recommendations of Pier 1 Imports’ chief executive officer and human resources compensation group on those elements of compensation, plus recommended plan design changes and a summary of all short- and long-term incentive awards to eligible levels of management. The recommendations of Pier 1 Imports’ chief executive officer do not include recommendations on his own compensation. The compensation committee considered survey data from Pier 1 Imports’ group of peer retail companies and studies and recommendations from its independent executive compensation consultant, Willis Towers Watson, as described above. The compensation committee approves the fiscal year compensation within the first forty-five days of the fiscal year with an effective date generally in late April or early May. Implementation of short- and long-term incentive compensation for the year occurs after approval by the compensation committee and board of directors.

Pier 1 Imports’ Guidelines on Share Ownership

The Pier 1 Imports’ board of directors believes it is critical for executives and board members to be closely aligned with shareholders’ interests over both the short and long term and believes equity ownership accomplishes this linkage. The Pier 1 Imports’ board of directors has adopted stock ownership guidelines for its non-employee directors to encourage direct ownership in Pier 1 Imports. These guidelines state each non-employee director should, within five years of becoming a member of the board of directors, acquire ownership of shares of Pier 1 Imports common stock equal in value to five times one-half of the non-employee director annual retainer (i.e., 5 X $75,000). Shares counted toward ownership include shares beneficially owned directly or indirectly (other than shares which might be acquired by exercise of an option or unvested performance-based restricted stock), unvested time-based restricted stock and DSUs credited to the non-employee director.

Pier 1 Imports’ board of directors also has adopted stock ownership guidelines for officers of Pier 1 Imports and its subsidiaries. These guidelines state that the following targeted ownership level of shares of Pier 1 Imports common stock, expressed as a number of shares of Pier 1 Imports common stock equal in value to a multiple of base salary, should be acquired within five years of election as an officer of Pier 1 Imports or any of its subsidiaries:

Chief Executive Officer	6 times base salary
Senior Executive Vice President	3 times base salary
Executive Vice President	2.5 times base salary
Senior Vice President	2 times base salary
Vice President	1 times base salary

Shares counted toward ownership include shares beneficially owned directly or indirectly (other than shares which might be acquired by exercise of an option, or unvested performance-based restricted stock), unvested time-based restricted stock and any deferred stock units.

Pier 1 Imports’ Policy on Section 162(m)

Pier 1 Imports considers the effect of limitations on deductibility of compensation for federal income tax purposes. Section 162(m) of the Internal Revenue Code of 1986 generally denies public companies like Pier 1 Imports a federal income tax deduction for compensation paid to the chief executive officer or any of the three other most highly compensated officers (not including the principal financial officer) that exceeds $1,000,000 for each such

32	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

officer during the tax year. Qualifying performance-based compensation paid pursuant to plans approved by shareholders is not subject to this deduction limitation. Pier 1 Imports attempts to preserve the federal tax deductibility of compensation to the extent reasonably practicable when doing so is consistent with the executive compensation objectives and goals mentioned above. While Pier 1 Imports is aware of and understands the requirements of Section 162(m), it does not believe that compensation decisions should be based solely upon the amount of compensation that is deductible for federal income tax purposes. Pier 1 Imports may approve elements of compensation for certain officers that are not fully deductible by Pier 1 Imports. For fiscal 2017, the deductibility of officer compensation was not limited by Section 162(m).

Compensation Committee Interlocks and Insider Participation

Each director of Pier 1 Imports who served as a member of the compensation committee during the fiscal year ended February 25, 2017 is identified above under the caption “Director Attendance at Board and Committee Meetings and at the Annual Meeting of Shareholders.” During fiscal 2017, there were no compensation committee interlocks or insider participation.

Compensation Risk

Annually, Pier 1 Imports’ internal audit department assists Pier 1 Imports in assessing its compensation risk by conducting a risk assessment of Pier 1 Imports compensation policies. Internal audit’s evaluation consists of a review of all incentive plans and their compensation elements: base salary, short- and long-term incentives, performance measurement mechanics, compensation features and performance targets. Based on that assessment, Pier 1 Imports does not believe that its compensation policies, principles, objectives and practices promote inappropriate risk-taking by its executives nor inappropriate risk-taking by its employees whose behavior would be most affected by performance-based incentives. Pier 1 Imports believes that this focus on its overall compensation program encourages its employees to take a balanced approach that focuses on increasing and sustaining Pier 1 Imports’ profitability.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	33

COMPENSATION

Summary Compensation Table for the Fiscal Years Ended February 25, 2017, February 27, 2016, and February 28, 2015

The following table sets forth a summary of the compensation in the past three fiscal years for services rendered in all capacities to Pier 1 Imports and its subsidiaries by each person serving as chief executive officer, the chief financial officer and the three other most highly compensated executive officers.

NAME & PRINCIPAL POSITION	FISCAL YEAR	SALARY (1) ($)	BONUS ($)	STOCK AWARDS (2) ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION (3) ($)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS (4) ($)	ALL OTHER COMPENSATION (5) ($)	TOTAL ($)
Terry E. London (6) Interim President and Chief Executive Officer (appointed January 1, 2017)	2017	$ 134,615	$0	N/A	N/A	N/A	$ 0	$ 528	$ 135,143
Alexander W. Smith Former President and Chief Executive Officer (departed December 31, 2016)	2017	$1,081,731	$0	$ 698,800	N/A	$ 0	$2,482,511	$2,538,997	$6,802,039
	2016	$1,250,000	$0	$2,079,900	N/A	$ 0	$2,655,498	$ 111,554	$6,096,952
	2015	$1,250,000	$0	$3,409,125	N/A	$ 0	$3,505,850	$ 83,919	$8,248,894
Jeffrey N. Boyer (7) Executive Vice President and Chief Financial Officer	2017	$ 500,000	$0	$ 466,359	N/A	$177,000	$ 0	$ 33,308	$1,176,667
	2016	$ 298,077	$0	$ 480,671	N/A	$ 0	$ 0	$ 153,530	$ 932,278
Michael R. Benkel Executive Vice President, Global Supply Chain	2017	$ 360,000	$0	$ 350,131	N/A	$127,440	$ 0	$ 27,037	$ 864,608
	2016	$ 360,000	$0	$ 426,762	N/A	$ 0	$ 0	$ 27,037	$ 813,799
	2015	$ 355,385	$0	$ 915,460	N/A	$ 0	$ 0	$ 26,869	$1,297,714
Catherine David Executive Vice President, Merchandising	2017	$ 450,000	$0	$ 436,868	N/A	$159,300	$ 0	$ 31,694	$1,077,862
	2016	$ 446,923	$0	$ 532,391	N/A	$ 0	$ 0	$ 34,917	$1,014,231
	2015	$ 428,462	$0	$1,000,480	N/A	$ 0	$ 0	$ 33,511	$1,462,453
Eric W. Hunter (8) Executive Vice President, Marketing	2017	$ 435,000	$0	$ 420,144	N/A	$160,515	$ 0	$ 27,223	$1,042,882
	2016	$ 433,462	$0	$ 414,289	N/A	$ 0	$ 0	$ 24,622	$ 872,373

(1)	This column represents the amount of base salary earned during each fiscal year.

(2)	This column represents the accounting grant date fair value of all time-based and performance-based restricted stock awards issued during the fiscal year. During fiscal 2017, Pier 1 Imports also began expensing performance-based restricted shares awarded in previous fiscal years that were based on the fiscal 2017 Profit Goal. This column also reflects accelerated vesting for Mr. Smith of performance-based restricted shares (in accordance with his mutual termination agreement) that would have vested based on the fiscal 2018 Profit Goal. These amounts reflect Pier 1 Imports’ accounting expense for these awards in accordance with accounting rules, and do not necessarily correspond to the actual value that will be recognized by the NEO. For time-based and performance-based restricted stock awards, fair value is calculated using the closing price of Pier 1 Imports common stock on the date of grant. If the date of grant occurs on a day when Pier 1 Imports common stock is not traded, then the closing price on the last trading day before the date of grant is used. For these awards, the closing price on the date of grant for fiscal 2017 awards was $6.41 and $4.65 for Mr. Smith. The closing prices on the grant dates for the other NEOs were $6.41, $6.99 and $5.60. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

For performance-based awards, the grant date fair value is based on the probable outcome of Pier 1 Imports achieving performance targets. The amounts in the table assume targets are met and the target number of shares awarded will vest. If the grant date fair value associated with all performance-based awards issued in fiscal 2017 had been valued at maximum performance, the total grant date fair value of stock awards reported for fiscal 2017 would have been: for Mr. Boyer, $766,175, for Mr. Benkel, $565,991, for Ms. David, $706,700 and for Mr. Hunter, $680,984 (for Mr. Smith, target and maximum are the same). The performance-based shares awarded on May 24, 2016 are subject to an increase or decrease of 10% based on TSR as discussed above in Compensation Discussion and Analysis (“TSR Modifier”). The fair value for the TSR Modifier on performance-based restricted stock awards was $4.98, which was determined by a valuation model. Maximum performance value includes the increase in applicable awards related to the TSR Modifier.

(3)	This column reflects annual cash awards earned under the short-term incentive program. Mr. London did not participate in the fiscal 2017 short-term incentive program. Mr. Smith was not eligible for a fiscal 2017 short-term incentive payout because he departed prior to the end of the fiscal year. No short-term incentive cash awards were earned during fiscal years 2015 and 2016.

(4)	This column represents the sum of the change in pension value and any above-market earnings on non-qualified deferred compensation earnings. There were no above-market earnings paid in fiscal 2015, 2016 and 2017 on any non-qualified deferred compensation plans. None of the NEOs except for Mr. Smith participated in a Pier 1 Imports defined benefit plan. See “Pension Benefits Table for the Fiscal Year Ended February 25, 2017” below for additional information.

(5)	See Fiscal 2017 All Other Compensation table below.

(6)	Mr. London was appointed interim president and chief executive officer effective January 1, 2017.

(7)	Mr. Boyer was appointed chief financial officer effective July 27, 2015.

(8)	Mr. Hunter was not an NEO in fiscal 2015.

34	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

The following table describes each component of All Other Compensation for fiscal 2017.

FISCAL 2017 ALL OTHER COMPENSATION
NAME	PAYMENTS RELATING TO EMPLOYEE SAVINGS PLANS (a)	DISABILITY INSURANCE PREMIUMS (b)	LIFE INSURANCE PREMIUMS (c)	OTHER BENEFITS (d)	TOTAL ALL OTHER COMPENSATION
Terry E. London (appointed January 1, 2017)	$ 0	$ 0	$ 528	—	$ 528
Alexander W. Smith (departed December 31, 2016)	$ 9,873	$4,654	$3,153	$2,521,317	$2,538,997
Jeffrey N. Boyer	$25,124	$5,862	$2,322	—	$ 33,308
Michael R. Benkel	$23,250	$2,977	$ 810	—	$ 27,037
Catherine David	$26,650	$3,802	$1,242	—	$ 31,694
Eric W. Hunter	$24,067	$2,616	$ 540	—	$ 27,223

(a)	This column reports Pier 1 Imports’ aggregate matching and employer discretionary contributions to the NEOs 401(k) savings account, Deferred Compensation Plan account and Stock Purchase Plan account. Those contributions are set forth in the Fiscal 2017 Matching Contributions table below.

(b)	This column reports premiums paid on behalf of the NEOs for supplemental disability insurance coverage.

(c)	This column reports premiums paid on behalf of the NEOs for basic term life insurance.

(d)	Perquisites and personal benefits if any, for each NEO (other than Mr. Smith), which are less than $10,000 in the aggregate are not shown. This column reports severance of $2,500,000 paid to Mr. Smith pursuant to the mutual termination agreement. This column also reports for Mr. Smith a departing gift valued at $16,454 and transportation services of $4,863.

The following table describes aggregate matching and employer discretionary contributions to the NEO’s 401(k) savings account, Deferred Compensation Plan account and Stock Purchase Plan account.

FISCAL 2017 MATCHING CONTRIBUTIONS
NAME	401(k)	DCP	SPP	TOTAL
Terry E. London (appointed January 1, 2017)	$0	$0	$0	$0
Alexander W. Smith (departed December 31, 2016)	$6,267	$0	$3,606	$9,873
Jeffrey N. Boyer	$10,835	$11,539	$2,750	$25,124
Michael R. Benkel	$7,950	$10,800	$4,500	$23,250
Catherine David	$7,950	$13,500	$5,200	$26,650
Eric W. Hunter	$4,517	$13,050	$6,500	$24,067

Pier 1 Imports’ 401(k) and Stock Purchase Plan are broad based plans available to all eligible employees on a non-discriminatory basis.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	35

COMPENSATION

Grants of Plan-Based Awards for the Fiscal Year Ended February 25, 2017

Pier 1 Imports granted short-term incentive cash awards to the NEOs for fiscal 2017 pursuant to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan as described in Compensation Discussion and Analysis – Executive Compensation Components above.

Pier 1 Imports granted long-term incentive awards to the NEOs, other than Messrs. Smith and London, as described under “Long-Term Incentive” in Compensation Discussion and Analysis – Executive Compensation Components. Those grants were made pursuant to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan.

The restricted stock awards (performance-based and time-based) granted in fiscal 2017 have voting rights but are not eligible to receive cash dividends prior to vesting.

The following table sets forth information relating to grants of plan-based awards during the fiscal year ended February 25, 2017 included in the “Summary Compensation Table for the Fiscal Years Ended February 25, 2017, February 27, 2016, and February 28, 2015.” The table includes certain performance-based restricted shares awarded in previous fiscal years that vested based on the fiscal 2017 Profit Goal.

NAME	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/Share)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS (3) ($)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Terry E. London (1) (appointed January 1, 2017)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Alexander W. Smith (2) (departed December 31, 2016)	04/07/2016	$431,250	$1,437,500	$2,875,000		N/A			N/A	N/A	N/A
	03/02/2014				20,000	40,000	40,000		N/A	N/A	$256,400
Jeffrey N. Boyer	03/01/2015				20,000	40,000	40,000		N/A	N/A	$256,400
	09/06/2016				20,000	40,000	40,000		N/A	N/A	$186,000
	04/07/2016	$112,500	$ 375,000	$ 750,000		N/A			N/A	N/A	N/A
	05/24/2016				10,227	22,727	49,999		N/A	N/A	$127,271
	05/24/2016				10,227	22,728	50,001		N/A	N/A	$127,277
	04/15/2016					N/A		30,302	N/A	N/A	$211,811
Michael R. Benkel	04/07/2016	$ 81,000	$ 270,000	$ 540,000		N/A			N/A	N/A	N/A
	04/11/2014				1,119	2,239	2,239		N/A	N/A	$ 14,352
	05/24/2016				7,363	16,363	35,998		N/A	N/A	$ 91,633
	05/24/2016				7,363	16,364	36,000		N/A	N/A	$ 91,638
	04/15/2016					N/A		21,818	N/A	N/A	$152,508
Catherine David	04/07/2016	$101,250	$ 337,500	$ 675,000		N/A			N/A	N/A	N/A
	04/11/2014				1,337	2,675	2,675		N/A	N/A	$ 17,147
	05/24/2016				9,204	20,454	44,998		N/A	N/A	$114,542
	05/24/2016				9,204	20,455	45,001		N/A	N/A	$114,548
	04/15/2016					N/A		27,272	N/A	N/A	$190,631
Eric W. Hunter	04/07/2016	$ 97,875	$ 326,250	$ 652,500		N/A			N/A	N/A	N/A
	04/11/2014				1,124	2,248	2,248		N/A	N/A	$ 14,410
	05/24/2016				8,897	19,772	43,498		N/A	N/A	$110,723
	05/24/2016				8,898	19,774	43,502		N/A	N/A	$110,734
	04/15/2016					N/A		26,363	N/A	N/A	$184,277

(1)	Mr. London was appointed interim president and chief executive officer on January 1, 2017. He was not eligible to participate in the short-term incentive program, and did not receive an equity award in fiscal 2017 other than DSUs for services as a director prior to January 1, 2017, which are reflected in the fiscal 2017 Non-Employee Director Compensation table.

(2)	On September 6, 2016, in accordance with Mr. Smith’s employment agreement, as confirmed by the mutual termination agreement, the vesting of unvested previously awarded restricted stock was accelerated.

(3)	These columns show the potential value of the payout for each NEO under the annual short-term incentive cash award described above (grant date April 7, 2016) if the threshold, target or maximum amount of the Profit Goal and merchandise margin dollars goal for fiscal 2017 is met. Mr. Smith departed on December 31, 2016 and was not eligible to receive a payout. The calculations for the short-term incentives are based on the NEOs’ fiscal 2017 annual base salary. The fiscal 2017 annual base salary in effect for incentive cash award calculations for Mr. Smith was $1,250,000 for the period of February 28, 2016 through December 31, 2016; for Mr. Boyer was $500,000; for Mr. Benkel was $360,000; for Ms. David was $450,000; for Mr. Hunter was $435,000.

(4)	These columns show the potential number of shares that will vest for each NEO (other than Mr. Boyer) under the Profit Goal performance-based restricted stock awards (award date April 11, 2014, except for Mr. Smith who had March 2, 2014, March 1, 2015 and September 6, 2016 award dates) if the threshold, target, or maximum amount of the fiscal 2017 Profit Goal was met. These columns also show the potential number of shares under the Profit Goal performance-based shares awarded on May 24, 2016, if the threshold, target, or maximum amount of the fiscal 2017-2019 Profit Goal is met. These columns also show the potential number of shares that will vest under the ROIC performance-based shares awarded on May 24, 2016, if the threshold, target, or maximum 3-year average ROIC is met. Both the Profit Goal and the ROIC performance-based shares awarded on May 24, 2016, are subject to the TSR Modifier. The effect of the increase or decrease related to the TSR Modifier is included in the threshold and maximum columns above.

(5)	This column represents the aggregate grant date fair value of performance-based and time-based restricted stock awarded during the fiscal year, computed in accordance with FASB ASC Topic 718. Refer to footnote 2 of the Summary Compensation Table for additional information. During fiscal 2017, Pier 1 Imports also began expensing performance-based restricted shares awarded in previous fiscal years that were based on the fiscal 2017 Profit Goal.

36	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

Outstanding Equity Awards Table for the Fiscal Year Ended February 25, 2017

The following table provides information on the current outstanding stock option and unvested restricted stock awards held by each NEO as of the end of fiscal 2017. Market value was determined using the closing price of Pier 1 Imports common stock of $6.87 (the NYSE closing price on February 24, 2017, which was the last trading day of fiscal 2017).

		OPTION AWARDS					STOCK AWARDS
NAME	GRANT DATE (1)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (2) (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (3) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Terry E. London (appointed January 1, 2017)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Alexander W. Smith (departed December 31, 2016)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jeffrey N. Boyer	07/27/2015						10,576	$ 72,657
	04/15/2016						30,302	$208,175
	07/27/2015								39,458	$271,076
	05/24/2016								49,999	$343,493
	07/27/2015								7,898	$ 54,259
	05/24/2016								50,001	$343,507
Michael R. Benkel	09/15/2008	10,000			$4.24	09/15/2018
	04/11/2014						2,559	$ 17,580
	04/10/2015						7,315	$ 50,254
	04/15/2016						21,818	$149,890
	10/16/2014						40,760	$280,021
	04/11/2014								6,583	$ 45,225
	05/11/2015								27,292	$187,496
	05/24/2016								35,998	$247,306
	04/11/2014								4,702	$ 32,303
	05/11/2015								5,460	$ 37,510
	04/11/2014								7,052	$ 48,447
	05/24/2016								36,000	$247,320
Catherine David	04/11/2014						3,056	$ 20,995
	04/10/2015						9,143	$ 62,812
	04/15/2016						27,272	$187,359
	10/16/2014						40,760	$280,021
	04/11/2014								7,863	$ 54,019
	05/11/2015								34,116	$234,377
	05/24/2016								44,998	$309,136
	04/11/2014								5,617	$ 38,589
	05/11/2015								6,824	$ 46,881
	04/11/2014								8,425	$ 57,880
	05/24/2016								45,001	$309,157
Eric W. Hunter	04/11/2014						2,568	$ 17,642
	04/10/2015						7,513	$ 51,614
	04/15/2016						26,363	$181,114
	04/11/2014								6,606	$ 45,383
	05/11/2015								28,032	$192,580
	05/24/2016								43,498	$298,831
	04/11/2014								4,717	$ 32,406
	05/11/2015								5,608	$ 38,527
	04/11/2014								7,077	$ 48,619
	05/24/2016								43,502	$298,859

(1)	For better understanding of this table, an additional column has been included showing the accounting award date of the stock options and restricted stock awards.

(2)	Time-based restricted stock awards to the NEOs vest according to the following schedule:

GRANT DATE	VESTING
04/11/2014, 04/10/2015, 07/27/2015 and 04/15/2016	33%, 33% and 34%, respectively, on each anniversary of the grant date provided that the participant is employed on the vesting date.
10/16/2014	50% on October 16, 2019 and 50% on October 16, 2020.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	37

COMPENSATION

(3)	Performance-based restricted stock awards to the NEOs vest according to the following schedule, provided that the participant is employed on the vesting date, which is the date of filing of Pier 1 Imports’ Annual Report on Form 10-K for the applicable fiscal year for Profit Goal performance-based shares and is within 30 days of the end of the measurement period for TSR performance-based shares.

GRANT DATE	SHARES VESTING ANNUALLY	PERFORMANCE MEASURE	MEASUREMENT PERIODS
04/11/2014	33%, 33% and 34%	Profit Goal	Fiscal 2015, 2016, 2017
05/11/2015	100% (cliff vest)	Profit Goal	Fiscal 2016-2018 (cumulative)
07/27/2015	100% (cliff vest)	Profit Goal	Fiscal 2016-2018 (cumulative)
05/24/2016	100% (cliff vest)	Profit Goal	Fiscal 2017-2019 (cumulative)
04/11/2014	100% (cliff vest)	TSR v. peers	End of fiscal 2017
05/11/2015	100% (cliff vest)	TSR v. peers	End of fiscal 2018
07/27/2015	100% (cliff vest)	TSR v. peers	End of fiscal 2018
04/11/2014	100% (cliff vest)	e-Commerce sales	End of fiscal 2017
05/24/2016	100% (cliff vest)	ROIC	Fiscal 2017-2019 (3-year average)

Number of shares shown for TSR performance-based shares and e-Commerce sales performance-based shares is the maximum amount. Number of shares for 04/11/2014 Profit Goal performance-based shares is the target, which is also the maximum amount. Number of shares for the 05/11/2015, 07/27/2015 and 05/24/2016 Profit Goal performance-based shares and the 05/24/2016 ROIC performance-based shares is the maximum amount. The increase related to the TSR Modifier is included in the maximum amount for the 05/24/2016 Profit Goal and ROIC performance-based shares. The threshold, target and maximum amount of performance-based shares for fiscal 2017 are shown above in the table included under the caption “Grants of Plan-Based Awards for the Fiscal Year ended February 25, 2017.”

Option Exercises and Stock Vested Table

for the Fiscal Year Ended February 25, 2017

The following table provides information for each NEO about (a) stock option exercises during fiscal 2017, including the number of shares acquired upon exercise and the value realized, and (b) the number of shares for which forfeiture restrictions lapsed upon the vesting of restricted stock awards and the value realized. In each event the value realized is before payment of any applicable withholding tax and broker commissions.

	OPTION AWARDS (1)		STOCK AWARDS (2)
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Terry E. London (appointed January 1, 2017)	0	–	0	–
Alexander W. Smith (3) (departed December 31, 2016)	944,000	$1,102,680	570,000	$2,650,500
Jeffrey N. Boyer	0	–	5,209	$ 26,618
Michael R. Benkel	0	–	8,066	$ 52,639
Catherine David	0	–	9,991	$ 65,220
Eric W. Hunter	0	–	12,990	$ 69,181

(1)	The value realized on the vesting of stock option awards is calculated by multiplying the number of stock options vested by the difference between the exercise price of the stock option and the closing market price of Pier 1 Imports common stock on the date of exercise. The amounts provided in the Number of Shares Acquired on Exercise and Value Realized on Exercise columns represent gross shares exercised, and include shares that were withheld at the time of exercise to satisfy the option exercise price and tax withholding requirements.

(2)	The value realized on the vesting of restricted stock awards is equal to the closing market price of Pier 1 Imports common stock on the date of vesting (or the last trading day before vesting, if applicable) times the number of shares acquired upon vesting. The Number of Shares Acquired on Vesting and Value Realized on Vesting columns include shares that were withheld at the time of vesting to satisfy tax withholding requirements.

(3)	On September 6, 2016, in accordance with Mr. Smith’s mutual termination agreement, the vesting of unvested previously awarded restricted stock was accelerated.

Pension Benefits Table for the Fiscal Year Ended February 25, 2017

Mr. Smith participated in the Pier 1 Imports, Inc. Supplemental Retirement Plan which was adopted in 1995. The plan provides that upon death, disability, retirement, or termination of employment (including termination of employment in certain circumstances within 24 months of a change in control, commonly referred to as a “double-trigger”) for reasons other than cause (as defined in the plan) each participant will receive a life annuity based on an annual benefit which generally equals 60% of the participant’s highest three-year average of annual salary and bonus offset by Social Security retirement benefits. For certain participants the plan also provides that in the event of disability or retirement, those participants and their dependents have the lifetime right to participate in comparable major medical and hospitalization insurance coverage as made available generally to Pier 1 Imports employees and their dependents. If the executive elects such coverage, he or she must pay a portion of the total premium. In the event of termination of employment for

38	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

reasons other than cause and prior to retirement eligibility, the participant and her or his dependents have the right to participate in such comparable major medical and hospitalization insurance coverage during the 15 years immediately after the date the participant attains age 65. If the participant elects such coverage, he or she must pay the total premium associated with the coverage.

The following table shows the present value of Mr. Smith’s total accumulated benefit under Pier 1 Imports’ Supplemental Retirement Plan as of the fiscal year ended February 25, 2017.

NAME	NUMBER OF YEARS CREDITED SERVICE (1) (#)	PRESENT VALUE OF ACCUMULATED BENEFIT (2) ($)	PAYMENTS DURING LAST FISCAL YEAR (3) ($)
Alexander W. Smith (separation of service on December 31, 2016)	16.67	$24,233,556	$0

(1)	Pursuant to his initial employment agreement, Mr. Smith was entitled to participate in the Supplemental Retirement Plan so as to achieve the same level of benefit as his accrued benefit under the supplemental executive retirement plan of his former employer. Therefore, in fiscal 2008 Mr. Smith was credited with 10 years of plan participation upon enrollment in the plan and 6.67 years of credited service as of his employment date with Pier 1 Imports. As of December 31, 2016, Mr. Smith has achieved 10 additional years of credited service based upon his employment date.

(2)	Includes the present value of medical insurance premiums payable in the event of early retirement.

(3)	Mr. Smith’s separation of service was December 31, 2016. As of his separation date, he had earned an early retirement benefit payment of $24,228,049 under the Supplemental Retirement Plan. The benefit will be paid after July 1, 2017. In addition, the present value of medical premiums was $5,507 on December 31, 2016.

Benefits under the plan for each participant are prorated for years of credited service with Pier 1 Imports of less than 20 years. In addition, each participant becomes vested in that benefit based on years of plan participation and is fully vested at 10 years. Mr. Smith had more than 10 years of plan participation at the time of his separation of service.

Normal retirement under the plan requires a participant’s attainment of age 65. A participant qualifies for early retirement if the participant has at least 10 years of plan participation and retires at or after age 55 and before age 65. If a participant retires from Pier 1 Imports after age 55 but before age 65, the calculated benefit prior to adjustment for Social Security benefits is reduced by 5% for each year that retirement precedes age 65. Mr. Smith qualified for early retirement upon his separation of service from Pier 1 Imports, and was entitled to a lump-sum payment of the actuarial equivalent of his benefit.

Refer to note 5 to the Pier 1 Imports, Inc. consolidated financial statements in the 2017 Form 10-K for a discussion of the valuation method and material assumptions applied in quantifying the present value of the current accrued benefit for the plan as shown above.

Non-Qualified Deferred Compensation Table for the Fiscal Year Ended February 25, 2017

The following table shows the value as of the fiscal year ended February 25, 2017 of each NEO’s total benefit, other than Mr. London, under the non-qualified deferred compensation plans of Pier 1 Imports in which the executive participates. Mr. London does not participate in the non-qualified deferred compensation plans. Pier 1 Imports’ non-qualified deferred compensation plans are:

•	Pier 1 Benefit Restoration Plan II – The Pier 1 Benefit Restoration Plan II (“BRP II”) permitted select members of management and highly compensated employees of Pier 1 Imports to defer compensation. Additionally, Pier 1 Imports recognized the value of the past and present services of employees participating in the BRP II by making matching contributions to employee deferrals plus paying interest on the deferral and match amounts. During fiscal 2011, BRP II was closed to further deferral elections by participants. The final participant contributions and Pier 1 Imports matching contributions to BRP II were credited to the plan in fiscal 2012. Account balances in BRP II will continue to earn interest at an annual rate equal to a daily average Moody’s Corporate Bond Index plus 1% until the account balance is distributed to the participant.

•	Pier 1 Imports, Inc. Deferred Compensation Plan – Effective January 1, 2011, the Pier 1 Imports, Inc. Deferred Compensation Plan (“DCP”) was adopted. The DCP permits select members of management and highly compensated employees of Pier 1 Imports to defer up to 50% of their compensation (generally W-2 earnings). Participants’ compensation deferrals and earnings on those deferrals are fully vested. No loans are permitted. Pier 1 Imports’ matching contribution is (i) 100% of the first one percent of the participant’s compensation deferral, and (ii) 50% of the next four percent of the participant’s compensation deferral. Matching contributions and the earnings on those contributions are subject to the same vesting requirements as Pier 1 Imports’ 401(k) retirement plan regardless of whether the participant is actually participating in the 401(k) plan. The 401(k) plan’s vesting schedule is 20% per year of service (as defined in the plan) beginning with two years of service. Participants are fully vested in Pier 1 Imports’ matching contributions plus earnings at six years of service with Pier 1 Imports.

Pier 1 Imports may credit to any participant’s account an amount it determines in its sole and complete discretion. A participant is vested in a discretionary contribution in accordance with a vesting schedule, which could be time-based, performance-based, or both, as determined by Pier 1 Imports. If vesting is time-based, then no vesting can occur for a period of twelve months from the date the

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	39

COMPENSATION

discretionary contribution is credited to the participant’s account. If vesting is performance-based, then the performance period cannot end on or before the date that is the six-month anniversary of the date the discretionary contribution is credited to the participant’s account. Subject to plan rules, participants may elect to have their discretionary contribution paid to them upon vesting or after separation from Pier 1 Imports, provided such separation occurs after vesting.

Each participant may allocate their deferral amounts and Pier 1 Imports’ matching contributions and any discretionary contributions among different deemed investment crediting options, which cover various asset classes. Participant accounts are credited with the same earnings or losses as the deemed investment crediting options and are subject to the same investment risk as an actual investment in the deemed investment crediting options. Subject to plan rules, participants may elect to have their deferral account balance paid to them while employed or after separation from Pier 1 Imports; provided, however, that upon separation of employment, any unpaid amounts elected to be paid while employed will be paid after separation of employment. Vested matching account balances are distributed to participants only after separation from Pier 1 Imports.

Trusts have been established for the purpose of setting aside funds to be used to settle obligations under the non-qualified deferred compensation plans described above. Refer to note 5 to the Pier 1 Imports, Inc. consolidated financial statements in the 2017 Form 10-K for additional information about the trust assets.

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR (1) ($)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR (2) ($)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($)	AGGREGATE WITHDRAWALS / DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR-END (5) ($)
Terry E. London (appointed January 1, 2017)	N/A	N/A	N/A	N/A	N/A
Alexander W. Smith (departed December 31, 2016)
BRP II	N/A	N/A	$ 9,109 (3)	$0	$ 194,479 (6)
DCP	$ 0	$ 0	$205,868 (4)	$0	$1,626,615 (6)
Jeffrey N. Boyer
DCP	$ 19,231	$11,539	$ 38,295 (4)	$0	$ 198,203
Michael R. Benkel
BRP II	N/A	N/A	$ 1,932 (3)	$0	$ 41,253
DCP	$ 29,908	$10,800	$ 39,468 (4)	$0	$ 320,699
Catherine David
BRP II	N/A	N/A	$ 7,621 (3)	$0	$ 162,711
DCP	$186,923	$13,500	$258,107 (4)	$0	$1,752,886
Eric W. Hunter
DCP	$ 21,750	$13,050	$ 18,372 (4)	$0	$ 110,898

(1)	Reflects participation in the DCP by each NEO during fiscal 2017. Executive contribution amounts are included in each NEO’s salary amount in the table included under the caption “Summary Compensation Table for the Fiscal Years Ended February 25, 2017, February 27, 2016, and February 28, 2015” above. Mr. London does not participate in the DCP.

(2)	Reflects Pier 1 Imports’ matching and any discretionary contributions credited to the DCP account of each NEO during fiscal 2017. These amounts are included as 2017 compensation in the All Other Compensation column in the Summary Compensation Table for the Fiscal Years Ended February 25, 2017, February 27, 2016, and February 28, 2015 above.

(3)	Reflects interest earnings on BRP II accounts during fiscal 2017. The interest earnings are the total amount of interest payments received. Messrs. London, Boyer and Hunter do not participate in the BRP II.

(4)	Reflects any earnings/losses of the deemed investment crediting options held in the participant’s DCP account.

(5)	All of the NEOs that participate in BRP II are fully vested. Messrs. Smith and Benkel and Ms. David are fully vested in the DCP. Mr. Hunter is 80% and Mr. Boyer is 40% vested in DCP matching contributions and earnings on those contributions. Mr. Boyer’s DCP discretionary contribution and earnings on that contribution fully vested on July 27, 2016.

(6)	These amounts, subject to any earnings/losses, will be paid to Mr. Smith after July 1, 2017 in connection with his separation from service on December 31, 2016.

40	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

Potential Payments upon Termination or Change in Control

The following table shows potential payments to the NEOs under existing contracts, agreements, plans or arrangements to which they are a party for various scenarios including a change in control or termination of employment, assuming the event occurred on February 25, 2017 and, where applicable, using the closing price of Pier 1 Imports common stock of $6.87 (the NYSE closing price on February 24, 2017). Potential payments to the NEOs upon termination of employment under Pier 1 Imports’ non-qualified deferred compensation arrangements are discussed above under the caption “Non-Qualified Deferred Compensation Table for the Fiscal Year Ended February 25, 2017.”

The stock options granted to Mr. Benkel are fully vested and are shown above, along with the exercise price, in the table included under the caption “Outstanding Equity Awards Table for the Fiscal Year Ended February 25, 2017.”

These disclosures are based on the terms and provisions of the agreements, plans and arrangements as they existed at the end of Pier 1 Imports’ fiscal 2017 and Pier 1 Imports’ interpretation of those terms and provisions at that time. One or more of the plans identified may allow the compensation committee to amend the plan or award agreements pursuant to the plan, subject in particular situations to certain restrictions. In such an event, the disclosures shown below would vary depending on the amendment or restriction.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	41

COMPENSATION

NAME	EARLY RETIREMENT ($)	VOLUNTARY / VOLUNTARY GOOD REASON TERMINATION ($)	INVOLUNTARY WITHOUT CAUSE TERMINATION ($)		FOR CAUSE TERMINATION ($)	CHANGE IN CONTROL ($)		DEATH / DISABILITY ($)
Terry E. London (appointed January 1, 2017)	N/A	$0	$ 0		$0	$ 0		$ 0
Alexander W. Smith(1) (departed December 31, 2016)
Employment Agreement
Compensation/Benefits	N/A	N/A	$ 2,500,000		N/A	N/A		N/A
Supplemental Retirement Plan
Benefit Payment	N/A	N/A	$24,228,049		N/A	N/A		N/A
Insurance Premiums	N/A	N/A	$ 5,507		N/A	N/A		N/A
Restricted Stock Awards
Time-based	N/A	N/A	$ 837,000		N/A	N/A		N/A
Performance-based
Profit Goal Shares	N/A	N/A	$ 1,116,000		N/A	N/A		N/A
TSR Shares	N/A	N/A	$ 697,500		N/A	N/A		N/A
Jeffrey N. Boyer
Restricted Stock Awards
Time-based	N/A(3)	$0(2)	$ 280,832	(4)	$0(2)	$280,832	(5)	$280,832	(6)
Performance-based
Profit Goal Shares	N/A(3)	$0(2)	$ 614,570	(4)	$0(2)	$614,570	(5)	$614,570	(6)
TSR Shares	N/A(3)	$0(2)	$ 54,259	(4)	$0(2)	$ 54,259	(5)	$ 54,259	(6)
ROIC Shares	N/A(3)	$0(2)	$ 343,507	(4)	$0(2)	$343,507	(5)	$343,507	(6)
Michael R. Benkel
Restricted Stock Awards
Time-based	N/A(3)	$0(2)	$ 217,724	(4)	$0(2)	$217,724	(5)	$217,724	(6)
Time-based (Career Share Grants)	N/A(3)	$0(2)	$ 280,021	(4)	$0(2)	$280,021	(5)	$280,021	(6)
Performance-based
Profit Goal Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$480,028	(5)	$ 0	(6)
TSR Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$ 69,813	(5)	$ 0	(6)
E-Commerce Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$ 48,447	(5)	$ 0	(6)
ROIC Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$247,320	(5)	$ 0	(6)
Catherine David
Restricted Stock Awards
Time-based	N/A(3)	$0(2)	$ 271,166	(4)	$0(2)	$271,166	(5)	$271,166	(6)
Time-based (Career Share Grants)	N/A(3)	$0(2)	$ 280,021	(4)	$0(2)	$280,021	(5)	$280,021	(6)
Performance-based
Profit Goal Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$597,532	(5)	$ 0	(6)
TSR Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$ 85,470	(5)	$ 0	(6)
E-Commerce Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$ 57,880	(5)	$ 0	(6)
ROIC Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$309,157	(5)	$ 0	(6)
Eric W. Hunter
Restricted Stock Awards
Time-based	N/A(3)	$0(2)	$ 250,370	(4)	$0(2)	$250,370	(5)	$250,370	(6)
Performance-based
Profit Goal Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$536,794	(5)	$ 0	(6)
TSR Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$ 70,933	(5)	$ 0	(6)
E-Commerce Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$ 48,619	(5)	$ 0	(6)
ROIC Shares	N/A(3)	$0(2)	$ 0	(4)	$0(2)	$298,859	(5)	$ 0	(6)

(1)	On September 2, 2016, Pier 1 Imports and Mr. Smith mutually agreed that his employment agreement would not be renewed for fiscal 2018 and that his employment with Pier 1 Imports would terminate effective December 31, 2016. The table above reflects amounts paid or payable to him pursuant to his employment agreement, as confirmed by the mutual termination agreement, which treated his departure as a termination without cause. He received cash severance of $2,500,000. As of his separation date, he had earned an early retirement benefit of $24,228,049 under the Supplemental Retirement Plan, and the present value of medical insurance premiums was $5,507. In addition, 570,000 shares of unvested restricted stock awards were accelerated. The closing price of Pier 1 Imports common stock on September 6, 2016, the date of the accelerated vesting, was $4.65.

(2)	Generally, under grant agreements pursuant to the Pier 1 Imports, Inc. 2006 Stock Incentive Plan (the “2006 Plan”) and the Pier 1 Imports, Inc. 2015 Stock Incentive Plan (the “2015 Plan”), termination of employment for any reason results in a forfeiture to Pier 1 Imports of all unvested restricted stock awards. The amounts shown in the table assume that the acceleration of vesting discussed in footnote 3 or 4 below does not occur upon a voluntary termination of employment.

(3)

Under the 2006 Plan and the 2015 Plan the compensation committee may, in its discretion, notwithstanding the grant agreement, upon a participant’s retirement fully vest any and all Pier 1 Imports common stock awarded pursuant to a restricted stock award. Although the plans do not define retirement, for the purposes of this table, eligibility for early retirement assumes attainment of age 55 plus 15 years of service with Pier 1 Imports, and eligibility for normal retirement assumes age 65 regardless of years of service. These are the same parameters for early retirement and normal retirement used

42	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

COMPENSATION

in Pier 1 Imports’ stock option awards. As of February 25, 2017, Messrs. London, Boyer, Benkel and Hunter and Ms. David are respectively ages 67, 58, 48, 43 and 53. Although Messrs. London and Boyer have each attained the age of 55, neither has 15 years of service with Pier 1 Imports to be eligible for early retirement under the above assumption.

(4)	Under the 2006 Plan and the 2015 Plan the compensation committee may, in its discretion, notwithstanding the grant agreement, upon termination without cause, fully vest any and all Pier 1 Imports common stock awarded pursuant to a restricted stock award. If, however, the award was granted to a “covered employee” (as defined in the applicable Treasury Regulations) and the award was designed to meet the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, this column assumes that the award was not accelerated. The chief financial officer, Mr. Boyer, is not included as a “covered employee” under the applicable Treasury Regulations. The amounts shown assume the compensation committee fully vested any and all time-based restricted stock grants and Mr. Boyer’s performance-based restricted stock grants under the 2015 Plan.

(5)	Under the 2006 Plan and the 2015 Plan the compensation committee may, in its discretion, upon a corporate change (as defined in the plan) fully vest any or all common stock awarded pursuant to a restricted stock award. The amounts shown assume the compensation committee fully vested the restricted stock grants for Messrs. Boyer, Benkel and Hunter and Ms. David under the 2006 Plan and/or the 2015 Plan, as applicable.

(6)	Under the 2006 Plan and the 2015 Plan the compensation committee may, in its discretion, upon death or disability, fully vest a restricted stock award. If, however, the award was granted to a “covered employee” (as defined in the applicable Treasury Regulations) and the award was designed to meet the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, this column assumes that the award was not accelerated. The chief financial officer, Mr. Boyer, is not included as a “covered employee” under the applicable Treasury Regulations. The amounts shown assume the compensation committee fully vested any and all time-based restricted stock grants and Mr. Boyer’s performance-based restricted stock grants under the 2015 Plan.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	43

Equity Compensation Plan Information

The following table sets forth certain information regarding Pier 1 Imports’ equity compensation plans as of February 25, 2017.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANT AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN THE FIRST COLUMN)
Equity compensation plans approved by Shareholders
Pier 1 Imports, Inc. 2006 Stock Incentive Plan	114,300	$8.64	0
Pier 1 Imports, Inc. 2015 Stock Incentive Plan	10,500	$6.99	3,951,914 (1)
Pier 1 Imports, Inc. Stock Purchase Plan	–	–	2,970,685
Total:	124,800	$8.50	6,920,499

(1)	As of April 27, 2017, the plan had 2,370,133 shares available for issuance.

PROPOSAL NO. 4 – Amendment to Increase the Number of Shares under the Pier 1 Imports, Inc. 2015 Stock Incentive Plan

A proposal to approve an amendment of the Pier 1 Imports, Inc. 2015 Stock Incentive Plan to increase the number of shares available for grant under the plan.

In June 2015, Pier 1 Imports’ shareholders approved the Pier 1 Imports, Inc. 2015 Stock Incentive Plan at the 2015 annual meeting of shareholders. The purpose of the plan is to promote the interests of Pier 1 Imports and its shareholders by encouraging employees of Pier 1 Imports and its non-employee directors to acquire or increase their equity in Pier 1 Imports. The board of directors believes that relating compensation to the performance of Pier 1 Imports provides its employees with an added incentive to work towards the continued growth and success of Pier 1 Imports. The board of directors also believes that the plan allows Pier 1 Imports to better compete for the services of personnel needed for growth and success.

Pier 1 Imports believes that competition in the retail industry for highly qualified talent has increased the importance of equity-based compensation as a key component for employee recruitment and retention. Pier 1 Imports believes that its long-term incentive compensation program allows it to effectively compete for talent in the retail industry and serves as a retention tool for its existing employees. During fiscal 2017, equity grants were a mix of performance-based restricted stock that utilized achievement of three different performance measures, and time-based restricted shares, which vest ratably over a three-year period.

Shareholders originally approved 2.5 million shares under the plan, and approximately 2.5 million shares were rolled in from the predecessor stock incentive plan. As of April 27, 2017, following the annual equity grants for fiscal 2018, there are approximately 2,370,133 shares remaining available for grant under the plan. The number of shares currently available for issuance under the plan is likely less than the number of shares necessary for the next two years in accordance with Pier 1 Imports’ current equity grant practices. The board of directors recommends that the shareholders approve an increase of 4,000,000 shares to be available for grant under the 2015 plan. The board of directors believes that this increase will provide Pier 1 Imports with sufficient shares to maintain its current equity grant practices through the annual equity grants for fiscal 2020. If the amendment to the plan is not approved, Pier 1 Imports expects that it will not have enough shares available to continue to provide key employees and directors with future annual equity grants consistent with prior practices and compensation policies. Accordingly, the board of directors has approved the amendment to the plan to become effective immediately following the 2017 annual meeting of shareholders if the amendment is approved by shareholders.

As of February 25, 2017, approximately 20,500 persons were eligible to receive awards under the plan, including eight Pier 1 Imports executive officers and seven non-employee directors. The selection of officers, employees and non-employee directors who will receive future awards under the plan and the amount and types of awards will be determined by the board of directors or the compensation committee, as applicable. It is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups eligible to receive future awards.

44	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The proposed amendment is set forth in Appendix A to this proxy statement and the plan is set forth in Appendix B to this proxy statement. The material features of the plan are summarized below, which summary is qualified in its entirety by reference to the full text of the plan.

Types of Awards

The plan permits the granting of the following types of awards to employees and non-employee directors: stock options to purchase shares of common stock, which may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, or non-qualified options that do not constitute incentive stock options; restricted stock awards; restricted stock unit awards; performance awards; phantom stock awards; and stock appreciation rights. Each type of award is summarized below. The plan also provides for granting deferred stock units to directors who are not employees of Pier 1 Imports.

Effective Date and Duration of the Plan

The plan was adopted by the board of directors on April 2, 2015 and approved by shareholders at Pier 1 Imports’ 2015 annual meeting of shareholders on June 25, 2015. Except with respect to awards then outstanding, if not sooner terminated, the plan will terminate on June 25, 2025, and no further awards may be granted after such date.

Administration

The plan is administered by a committee appointed by the board of directors, or any duly appointed subcommittee of such committee and will be comprised solely of two or more “outside directors” as defined in Section 162(m) of the Internal Revenue Code of 1986, and applicable interpretive authority thereunder and within the meaning of the term “Non-Employee Director” as defined in Rule 16b-3 of the Exchange Act, as amended. Subject to the terms and conditions of the plan, the committee has authority to determine which employees or directors receive awards under the plan and when to determine the type and terms of an award, and to determine the number of shares to be issued pursuant to such awards (within the limits of the plan), to interpret the plan and all awards and to administer the plan. Such committee, in its sole discretion, may delegate any or all of its power and duties under the plan to the chief executive officer or to an officer or a group of officers of Pier 1 Imports, subject to such limitations on such delegated powers and duties as such committee may impose; provided, however, that the committee may not delegate its powers if such delegation would result or potentially result in an award which is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986 failing to so qualify. The compensation committee of the board of directors has been appointed to administer the plan.

Shares Subject to the Plan

Subject to shareholder approval of this amendment, the aggregate number of shares of common stock that may be issued under the plan will not exceed 2,500,000 plus 2,507,407 shares of common stock which remained available for grant under the Pier 1 Imports, Inc. 2006 Stock Incentive Plan as of the 2015 plan’s effective date, increased by the number of shares subject to outstanding awards under the Pier 1 Imports, Inc. 2006 Stock Incentive Plan as of the 2015 plan’s effective date that cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent that they are exercised for or settled in vested and non-forfeitable shares of common stock) plus the additional 4,000,000 shares pursuant to the proposed amendment, subject to adjustment in the event of stock splits and certain other corporate events. The aggregate maximum number of shares of common stock that may be issued under the plan through incentive stock options will not exceed 2,500,000 shares. The maximum number of shares of common stock that may be subject to awards denominated in shares of common stock granted to any one individual during any calendar year may not exceed 750,000 shares and the maximum amount of compensation that may be paid under all performance awards denominated in cash (including the fair market value of any shares paid in satisfaction of such performance awards) granted to any one individual during any calendar year may not exceed $4,000,000.

To the extent that an award lapses or the rights of its holder terminate, any shares subject to such award will again be available for the grant of an award under the plan. Such shares of common stock may be authorized but unissued shares or reacquired shares. Shares of common stock that are surrendered in payment of the exercise price or purchase price of an award and shares withheld for payment of tax or other withholding obligations associated with an award will not again be available for grant under the plan.

Eligibility for Participation

Incentive stock options may be granted only to individuals who are employees (whether or not they are directors) of Pier 1 Imports or any parent or subsidiary corporation (within the meaning of Section 424 of the Internal Revenue Code of 1986) of Pier 1 Imports, and director deferred stock unit awards may only be granted to non-employee directors of Pier 1 Imports. All other awards may be granted to either employees or non-employee directors of Pier 1 Imports.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	45

EQUITY COMPENSATION PLAN INFORMATION

Stock Options

The committee has the authority to grant options that will be evidenced by an option agreement in such form as the committee may from time to time approve subject to the terms of the plan. The committee also has the authority to determine whether options granted to employees will be incentive stock options or non-qualified options. The committee may, with the consent of the person or persons entitled to exercise an option, amend an option, except that no such amendment will reduce the exercise price of any option. The committee may at any time or from time to time, in its discretion, accelerate the time or times at which such option may be exercised to any earlier time or times.

The price at which shares of common stock may be purchased upon the exercise of an option will be determined by the committee, however such purchase price may not be less than the fair market value per share of common stock at the time of the grant based on its closing price reported by the NYSE on the date such option is granted. The plan expressly prohibits the re-pricing of options without approval of the shareholders of Pier 1 Imports except in the event of adjustments for stock splits and other corporate events.

No option may be exercised 10 years after the date of the grant. No option will be exercisable prior to the expiration of the first anniversary of the grant date, unless exercisable for certain events associated with death, disability or retirement of the grantee. No grant of an option or stock appreciation right may provide for dividends or dividend equivalents to be paid on such option or stock appreciation right.

Restricted Stock and Restricted Stock Unit Awards

The plan authorizes the committee to grant employees and non-employee directors awards in the form of restricted shares of Pier 1 Imports common stock and restricted stock units. Such awards will be subject to an obligation to forfeit the units and forfeit and surrender the shares to Pier 1 Imports based upon forfeiture restrictions. The forfeiture restrictions for an award will be determined by the committee, and the committee may provide that such restrictions lapse (i.e., the award vests) upon attainment of one or more performance measures, continued employment or service for a specified time, the occurrence of any event or the satisfaction of any other condition specified by the committee, including satisfying certain criteria under the performance measures described below, or a combination of any of the foregoing. In no event will such restrictions lapse in full prior to a one-year period following the grant in the case of restrictions that lapse upon the attainment of performance measures or a three-year period from the date of grant in the case of restrictions which lapse upon other than the attainment of performance measures. At the time an award is made, Pier 1 Imports and the participant will enter into an agreement setting forth the matters contemplated by the plan and such other matters as the committee may determine to be appropriate. Participants will not have the right to receive dividends with respect to unvested shares of restricted stock awards.

Upon the occurrence of a participant’s death, disability, retirement, or termination without cause, the committee may, in its sole discretion, fully vest any or all unvested common stock awarded to a participant pursuant to a restricted stock or restricted stock unit award. Any such action by the committee may vary among individual participants and may vary among the restricted stock awards or restricted stock unit awards held by any individual participant.

Performance Awards

The committee may grant employees and non-employee directors performance awards payable in shares of common stock, cash or a combination of both. No performance award may provide for dividends or dividend equivalents to be paid on an unvested award.

The committee will establish the number of shares subject to or the maximum cash value of the performance award, as applicable, and the performance period over which the performance applicable to the award will be measured and the performance measures which constitute the business criteria on which the performance goal for a performance award is based. The performance measures established by the committee for a performance award must be based upon one or more of the following: (1) the fair market value of Pier 1 Imports common stock, (2) Pier 1 Imports’ earnings per share, (3) Pier 1 Imports’ or an affiliate’s market share, (4) the market share of a business unit and/or retail channel, division or other operation of Pier 1 Imports designated by the committee, (5) Pier 1 Imports’ or an affiliate’s sales, (6) the sales of a business unit and/or sales through a retail channel, or sales through a division or other operation of Pier 1 Imports designated by the committee, (7) the net income of Pier 1 Imports, an affiliate, business unit, retail channel, division or other operation of Pier 1 Imports designated by the committee, (8) the cash flow or return on investment of Pier 1 Imports, an affiliate, business unit, retail channel, division or other operation of Pier 1 Imports designated by the committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of Pier 1 Imports, an affiliate, business unit, retail channel, division or other operation of Pier 1 Imports designated by the committee, (10) economic value, (11) the return on capital, invested capital, assets or stockholders’ equity achieved by Pier 1 Imports or an affiliate, or (12) the total shareholders’ return achieved by Pier 1 Imports. If the committee

46	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

intends that a performance award complies with Section 162(m) of the Internal Revenue Code of 1986, with respect to a performance award granted to a “covered employee” within the meaning of Treasury Regulation 1.162-27(c)(2), the committee will establish the performance measures either prior to the beginning of the award’s performance period or within the first 90 days of such performance period provided that the outcome of the performance measures being established is then substantially uncertain, but not later than the date that 25% of the award’s performance period has lapsed. In no event will a performance award which is an award of shares of common stock vest prior to the expiration of a one-year period following the grant thereof. At the time an award is made, Pier 1 Imports and the participant will enter into an agreement setting forth the matters contemplated by the plan and such other matters as the committee may determine to be appropriate.

Phantom Stock Awards and Stock Appreciation Rights

The committee may grant employees and non-employee directors phantom stock awards, which are rights to receive shares of common stock (or cash equal to the fair market value of a specified number of shares of common stock), or rights to receive an amount equal to any appreciation in the fair market value of common stock over a specified period of time, which vest over a period of time as established by the committee, without satisfaction of any performance criteria or objectives. A phantom stock award may include a stock appreciation right that is granted independently of an option or a stock appreciation right that is granted in tandem with an option. Any phantom stock award which is a stock appreciation right will have a maximum term of 10 years and will represent an award that measures appreciation only with reference to appreciation over the fair market value of the stock which is subject to the award as of the date of its grant. At the time an award is made, Pier 1 Imports and the participant will enter into an agreement setting forth the matters contemplated by the plan and such other matters as the committee may determine to be appropriate, including the period over which the phantom stock award will vest; provided, however, that no phantom stock award will vest in full prior to the expiration of a one-year period from the date of its grant.

Director Deferred Stock Unit Awards

The plan provides for participation by non-employee directors of Pier 1 Imports in a deferred stock program. Each non-employee director may elect to defer all or any portion of their cash fees into a deferred stock unit account maintained by Pier 1 Imports provided that such deferral election for a taxable year is made prior to the beginning of such taxable year. Deferred director annual retainer fees (but not committee chair or chairman annual retainers) are matched 25% by Pier 1 Imports and the total deferred fees and matching contributions are converted into an equivalent value of deferred stock units up to the plan’s maximum calendar year limit of 750,000 units per individual. The number of deferred stock units issued is based on the fair market value of Pier 1 Imports common stock on the date of crediting the deferred fees and matching contributions. When a non-employee director’s position terminates, the deferred stock units are exchanged into common stock and delivered to the departing director within five business days. Under the plan, deferred stock units are credited with dividends paid on Pier 1 Imports common stock.

Amendment and Termination of the Plan

The board of directors may terminate the plan at any time with respect to any shares of common stock for which awards have not been granted. The board of directors has the right to alter or amend the plan or any part thereof from time to time; provided that no change in the plan may be made that would impair the rights of a participant with respect to an award previously granted without the consent of the participant, and provided, further, that the board of directors may not, without approval of the shareholders, increase the maximum aggregate number of shares that may be issued, increase the maximum number of shares that may be issued through incentive stock options, change the class of individuals eligible to receive awards, or amend or delete the provisions of the plan which contain restrictions on re-pricing of options.

Corporate Change

In the event of a “corporate change,” as defined in the plan, the committee, acting in its sole discretion without the consent or approval of any participant, may effect one or more of the following alternatives, which alternatives may vary among individual optionee and which may vary among options held by any individual optionee: (1) accelerate the time at which options then outstanding may be exercised so that such options may be exercised in full for a limited period of time on or before a specified date (before or after such corporate change), (2) cancel and terminate some or all of the outstanding options and any rights thereunder held by all or selected optionees (irrespective of whether such options are then exercisable under the provisions of the plan), in which event Pier 1 Imports will pay (or cause to be paid) to each optionee an amount of cash per share equal to the excess, if any, of the amount the “change of control value,” as defined in the plan, of the shares subject to such option over the exercise price(s) under such options for such shares, or (3) make such adjustments to options then outstanding as the committee deems appropriate, if any, to reflect such corporate change.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	47

EQUITY COMPENSATION PLAN INFORMATION

In the event of a corporate change, the committee, acting in its sole discretion without the consent or approval or any participant, may cause the forfeiture restrictions then remaining with respect to all or selected restricted stock awards or restricted stock unit awards to lapse in whole or in part as of the date before or after such corporate change as specified by the committee.

Additionally, in the event of a corporate change, the committee, acting in its sole discretion without the consent or approval of any participant, may cancel and terminate, as of a date before or after such corporate change specified by the committee, performance awards and phantom stock awards and any rights thereunder and Pier 1 Imports will pay (or cause to be paid) to each participant an amount of cash equal to the maximum value (which maximum value may be determined, if applicable and in the discretion of the committee, based on the then fair market value of the common stock) of such performance award or phantom stock award which, in the event the applicable performance or vesting period set forth in such performance award or phantom stock award has not been completed, will be pro-rated as set forth in the plan.

Clawback Policy

All incentive awards under the plan will be subject to Pier 1 Imports’ “clawback policy” as set forth in Pier 1 Imports’ Code of Business Conduct and Ethics (as amended from time to time).

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

In General

The plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986. The following summary is based on the applicable provisions of the Internal Revenue Code of 1986 as currently in effect and the income tax regulations and proposed income tax regulations thereunder.

Status of Option

Options granted under the plan may be either incentive stock options or non-qualified options. Under certain circumstances, an incentive stock option may be treated as a non-qualified option. The tax consequences both to the optionee and to Pier 1 Imports differ depending on whether an option is an incentive stock option or a non-qualified option.

Non-qualified Options

No federal income tax is imposed on the optionee upon the grant of a non-qualified option. Upon exercise of a non-qualified option, the optionee will be treated as receiving compensation which is taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock. Upon disposition of the common stock received from the exercise of the option, any difference between the fair market value of the shares of common stock at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain, depending on the holding period of the shares of common stock. Any loss realized upon such a disposition will be treated as a long-term or short-term capital loss, depending on the holding period of the shares of common stock.

Upon the optionee’s exercise of a non-qualified option, and subject to the application of Section 162(m) of the Internal Revenue Code of 1986 as discussed below, Pier 1 Imports may claim a tax deduction for the compensation recognized as taxable income by the optionee at the same time and in the same amount as such compensation income is treated as being received by the optionee, assuming Pier 1 Imports satisfies the federal income tax reporting requirements with respect to such compensation. Pier 1 Imports is not entitled to any tax deduction in connection with a subsequent disposition by the optionee of the shares of common stock.

If the shares of common stock received upon the exercise of a non-qualified option are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and Pier 1 Imports’ tax deduction (assuming federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The insider trading restriction imposed on officers, directors and 10% shareholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a non-qualified option.

48	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

Incentive Stock Options

No federal income tax is imposed on the optionee upon the grant of an incentive stock option. The optionee will not recognize taxable income upon exercise of an incentive stock option if the optionee (a) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the optionee (the “Holding Period”) and (b) is an employee of either (i) the company granting the option, (ii) a subsidiary of such company or (iii) a company which has assumed such option of another company as a result of a corporate reorganization, merger or similar transaction. The optionee’s employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or 12 months before the date of exercise if employment ceases due to permanent and total disability. If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition would be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as a long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. Pier 1 Imports would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares of common stock so acquired.

If, however, an optionee disposes of shares of common stock acquired pursuant to exercise of an incentive stock option before the Holding Period has expired, the optionee would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Internal Revenue Code of 1986 as discussed below, Pier 1 Imports may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the optionee. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the optionee will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424(c) of the Internal Revenue Code of 1986.

Restricted Stock and Restricted Stock Unit Awards

A participant who has been granted restricted stock will not realize taxable income at the time of grant, and Pier 1 Imports will not be entitled to a tax deduction at that time, assuming that the forfeiture restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon lapse of the forfeiture restrictions (i.e., as shares become vested), the participant will realize ordinary taxable income in an amount equal to the fair market value of the shares which become vested at such time, and subject to Section 162(m) of the Internal Revenue Code of 1986, Pier 1 Imports will be entitled to a corresponding tax deduction. A participant who has been awarded restricted stock may elect to be taxed at the time of grant on the market value of the restricted shares subject to the award, in which case (i) subject to Section 162(m) of the Internal Revenue Code of 1986 as discussed below, Pier 1 Imports will be entitled to a tax deduction at the same time and in the same amount, (ii) dividends paid to the participant during the forfeiture restriction period will be taxable as dividends to him and not deductible by Pier 1 Imports and (iii) there will be no further federal income tax consequences when the forfeiture restrictions lapse. A participant who has been granted restricted stock units will not recognize taxable income at the time of grant, and Pier 1 Imports will not be entitled to a tax deduction at that time. At the time that either cash or common stock is delivered to a participant on account of a restricted stock unit, the participant will recognize ordinary income in an amount equal to the amount of cash paid or the fair market value of the shares delivered, and subject to Section 162(m) of the Internal Revenue Code of 1986, Pier 1 Imports will be entitled to a corresponding tax deduction.

Performance Awards

A participant who has been granted a performance share award will not realize taxable income at the time of the grant, and Pier 1 Imports will not be entitled to a tax deduction at that time. The participant will realize taxable income at the time the award is paid equal to the amount of cash paid or the value of shares delivered in payment of the award. At that time, Pier 1 Imports will have a corresponding tax deduction which may or may not be subject to Section 162(m) of the Internal Revenue Code of 1986 as discussed below, depending upon whether the award was intended to qualify as and did, in fact, qualify as performance-based compensation for purposes of such Internal Revenue Code of 1986 section.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	49

EQUITY COMPENSATION PLAN INFORMATION

Stock Appreciation Rights and Phantom Stock

The amount received upon exercise of a stock appreciation right or upon receipt of cash or stock pursuant to an award of phantom stock is included in taxable income of the participant at the time the cash or stock is received. In the case of receipt of stock, the amount included in income is the fair market value of the stock received. Subject to Section 162(m) of the Internal Revenue Code of 1986 as discussed below, Pier 1 Imports will be entitled to a deduction at the same time and in the same amount as the income recognized by the plan participant.

Director Deferred Stock Units

Provided that a non-employee director’s cash fee deferral election is made prior to the beginning of the taxable year in which the director’s services for which the fees will be earned are performed and provided further that such deferral election is irrevocable, the director’s fees deferred by a director on an elective basis will not be includible in taxable income when earned and Pier 1 Imports will not be entitled to a deduction with respect to such fees at that time. The crediting of director deferred stock units with respect to deferred director’s fees will not result in taxable income to the director when credited, and Pier 1 Imports will not be entitled to a deduction at that time. The crediting of dividend amounts as additional director deferred stock units will not result in taxable income to a director when credited and Pier 1 Imports will not be entitled to a deduction at that time. At the time that deferred stock units are exchanged into shares which are delivered to a director, the director will recognize taxable income in an amount equal to the fair market value of the shares delivered and Pier 1 Imports will be entitled to a deduction at that time and is the same amount as the income recognized by the plan participant.

Withholding for Taxes

No issuance of common stock under the plan may be made until arrangements satisfactory to Pier 1 Imports have been made for the withholding of taxes. As to awards that are payable in shares of common stock, to the extent provided in the award agreement, a participant may direct Pier 1 Imports to withhold a number of shares of common stock from such award having an aggregate fair market value equal to the amount of any tax required to be withheld with respect to such award. Shares withheld for payment of tax or other withholding obligations associated with an award will not again be available for grant under the plan.

Additional Tax Consequences

Under Section 4999 of the Internal Revenue Code of 1986, golden parachute provisions may apply sanctions with respect to a participant who receives certain payments or benefits in the nature of compensation contingent on the change of ownership or effective control of Pier 1 Imports. These include imposition of a golden parachute penalty tax upon the recipient of such compensation and non-deductibility of such compensation by Pier 1 Imports, in each case to the extent that it constitutes an “excess” golden parachute payment. Certain of the actions which the plan empowers the committee to take with respect to awards upon the occurrence of a corporate change affecting Pier 1 Imports (such as acceleration of vesting or effecting of payments, distributions or issuance of stock) may be subject to these golden parachute provisions. Section 280G of the Internal Revenue Code of 1986 disallows a deduction to Pier 1 Imports for amounts subject to the golden parachute penalty tax under Section 4999 of the Internal Revenue Code of 1986.

Section 162(m) of the Internal Revenue Code of 1986 places a $1,000,000 cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as “performance-based” compensation under Section 162(m)(4)(C) of the Internal Revenue Code of 1986 are exempt from the cap and do not count toward the $1,000,000 limit. Generally, options granted under the plan with an exercise price at least equal to the fair market value of the stock on the date of the grant will qualify as performance-based compensation. Other awards may or may not so qualify, depending on their terms.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on this proposal is required to approve the amendment of the Pier 1 Imports, Inc. 2015 Stock Incentive Plan. Abstentions will be counted as represented and entitled to vote on this proposal and will have the effect of a vote “Against” the proposal. Broker non-votes will not be considered entitled to vote on this proposal and will not be counted in determining the number of shares necessary for approval of the proposal.

The board of directors unanimously recommends a vote “For” the approval of an amendment of the Pier 1 Imports, Inc. 2015 Stock Incentive Plan to increase the number of shares under the plan.

50	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

AUDIT MATTERS

Audit Committee Report

Each member of the audit committee is an independent director, pursuant to the independence requirements of the SEC and NYSE. In accordance with the committee’s written charter, the committee assists the board of directors in overseeing the quality and integrity of Pier 1 Imports’ accounting, auditing and financial reporting practices. In performing its oversight function, the committee reviewed and discussed Pier 1 Imports’ audited consolidated financial statements as of and for the fiscal year ended February 25, 2017, with management and Pier 1 Imports’ independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures reflected in the financial statements. The committee also discussed with Pier 1 Imports’ independent registered public accounting firm all matters required by applicable Public Company Accounts Oversight Board standards and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the consolidated financial statements.

The committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the firm and Pier 1 Imports that might affect the firm’s independence consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The committee also discussed with the registered public accounting firm any relationships that may have an impact on its objectivity and independence and was satisfied that the registered public accounting firm is independent. The committee also considered whether the provision of non-audit services by Ernst & Young LLP, Pier 1 Imports’ independent registered public accounting firm for fiscal 2017, to Pier 1 Imports is compatible with maintaining Ernst & Young LLP’s independence.

Based on the above-described review and discussions with management and the independent registered public accounting firm, the committee recommended to the board of directors that Pier 1 Imports’ audited consolidated financial statements be included in Pier 1 Imports’ Annual Report on Form 10-K for the fiscal year ended February 25, 2017, for filing with the SEC.

AUDIT COMMITTEE

Ann M. Sardini, Chair

Claire H. Babrowski

Hamish A. Dodds

Brendan L. Hoffman

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	51

AUDIT MATTERS

Relationship with Independent Registered Public Accounting Firm

The audit committee is directly responsible for the appointment, compensation, retention and oversight of Pier 1 Imports’ independent registered public accounting firm. As described below, the audit committee has approved the engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2018.

The audit committee engaged Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2017 and the shareholders ratified that engagement at the annual meeting of the shareholders held on June 23, 2016. A representative of Ernst & Young LLP is expected to be present at the annual meeting of shareholders and will be given the opportunity to make a statement if he or she so desires and to respond to appropriate questions from shareholders.

PROPOSAL NO. 5 – Ratification of Engagement of Ernst & Young LLP

A proposal to ratify the audit committee’s engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2018.

The audit committee has approved engaging Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2018. Ernst & Young LLP served as Pier 1 Imports’ independent registered public accounting firm for fiscal 2017 and has served in that capacity since fiscal 1996. Although approval or ratification of such engagement is not required, Pier 1 Imports is seeking the shareholders’ ratification of the audit committee’s engagement of Ernst & Young LLP because the board of directors and management believe that allowing shareholders to express their view on the matter is good corporate governance. SEC and NYSE rules require that the audit committee “…must be directly responsible for the appointment…of any registered public accounting firm.…” While shareholder ratification is not binding on Pier 1 Imports, any failure of the shareholders to ratify the audit committee’s engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm would be considered by the audit committee in engaging Ernst & Young LLP for future services.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on this proposal is required to ratify the engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2018. Abstentions will be counted as represented and entitled to vote on this proposal and will have the effect of a vote “Against” the proposal.

The board of directors unanimously recommends a vote “For” the ratification of the audit committee’s engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2018.

Independent Registered Public Accounting Firm Fees

The following table presents fees incurred for professional services rendered by Ernst & Young LLP, Pier 1 Imports’ independent registered public accounting firm, for fiscal years ended February 25, 2017 and February 27, 2016.

FEBRUARY 25, 2017	FEBRUARY 27, 2016	(1) Includes fees for services related to the annual audit of the consolidated financial statements, required statutory audits, if any, reviews of Pier 1 Imports’ quarterly reports on Form 10-Q, the independent registered public accounting firm’s report on Pier 1
Imports’ internal control over financial reporting, as required under Section 404 of the
Sarbanes-Oxley Act of 2002, and any registration statements during the respective periods.
(2) Includes fees for services related to the Pier 1 Imports, Inc. Stock Purchase Plan and
Pier 1 Imports’ consolidated balance sheet audits.
(3) Includes fees for services related to tax compliance, tax advice and tax planning.
			(4) Includes fees for subscription to online research tool.
Audit Fees (1)	$1,172,900	$1,061,000
Audit Related Fees (2)	$ 33,000	$ 28,000
Tax Fees (3)	$ 81,868	$ 42,980
All Other Fees (4)	$ 2,111	$ 2,800
Total Fees	$1,289,879	$1,134,780

Pre-approval of Non-audit Fees

The audit committee has adopted a policy that requires advance approval of all audit, audit related, tax and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the audit committee of specifically defined audit, audit related and tax services. Unless the specific service has been previously pre-approved with respect to a fiscal year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The audit committee has delegated to the chair of the audit committee, or any of its other members, authority to approve permitted services up to $50,000 per engagement provided that any pre-approval decisions are reported to the committee at its next scheduled meeting.

52	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

QUESTIONS AND ANSWERS REGARDING

THE PROXY STATEMENT AND ANNUAL MEETING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, Pier 1 Imports has elected to provide access to its proxy materials over the Internet or, upon your request, has delivered printed versions of these materials to you by mail. These materials are being provided in connection with Pier 1 Imports’ solicitation of proxies for use at the annual meeting of shareholders, to be held on Thursday, June 22, 2017, at 10:00 a.m. local time or at any adjournment or postponement thereof. Accordingly, Pier 1 Imports sent a Notice on or about May 11, 2017, to Pier 1 Imports’ shareholders entitled to receive notice of and to vote at the meeting.

All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Pier 1 Imports encourages shareholders to take advantage of the availability of the proxy materials over the Internet.

You are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement. The annual meeting will be held on the Mezzanine Level, in Conference Center Room C, of Pier 1 Imports’ corporate headquarters located at 100 Pier 1 Place, Fort Worth, Texas 76102.

How can I access the proxy materials electronically?

The Notice will provide you with instructions regarding how to:

•	view Pier 1 Imports’ proxy materials for the annual meeting over the Internet; and

•	instruct Pier 1 Imports to send future proxy materials to you electronically by email.

Pier 1 Imports’ proxy materials are also available on Pier 1 Imports’ website at www.pier1.com/annualreport.

If you previously elected to access your proxy materials over the Internet, you will not receive a Notice or printed proxy materials in the mail. Instead, you will receive an email with a link to the proxy materials and voting instructions.

Choosing to receive future proxy materials by email will save Pier 1 Imports the cost of printing and mailing documents to you thereby lowering the costs associated with the annual meeting. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Shareholders of Record: To elect to receive Pier 1 Imports’ future proxy statement and annual report materials and notice of Internet availability of proxy materials electronically and manage your account, you may enroll in Investor Centre offered by Pier 1 Imports’ transfer agent, Computershare Inc. Log into, or activate, your Investor Centre account by going to http://www.computershare.com/investor and following the step-by-step instructions through the enrollment process.

Beneficial Owners: If you hold your shares in a brokerage account or with a bank or other intermediary, you may also have the opportunity to receive or access copies of these materials electronically. Please review the information provided in the proxy materials or the Notice mailed to you by your broker, bank or other intermediary regarding the availability of this service.

What is included in these materials?

You will receive the Pier 1 Imports, Inc. 2017 Annual Report, which includes the notice of annual meeting of shareholders, this proxy statement for the annual meeting and the 2017 Form 10-K.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the annual meeting.

How do I change the number of copies of the Notice and other proxy materials being delivered to my household for future mailings?

Although Pier 1 Imports is permitted to send a single Notice and any other proxy materials to shareholders who share the same address through a procedure called “householding,” Pier 1 Imports has determined that this procedure is not cost effective. However, if you hold your shares through a broker, bank or other intermediary, your intermediary may household the Notice and other proxy materials. If your intermediary households the Notice and other proxy materials and you would like additional copies of the Notice and any other proxy materials, or if you are currently receiving multiple copies of the Notice or other proxy materials and would like to request householding, please contact your broker, bank or intermediary.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	53

QUESTIONS AND ANSWERS REGARDING THE PROXY STATEMENT AND ANNUAL MEETING

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with Pier 1 Imports’ transfer agent, Computershare Inc., you are considered the “shareholder of record” with respect to those shares. The Notice and the Notice of Annual Meeting of Shareholders have been sent directly to you by Pier 1 Imports.

If your shares are held in a brokerage account or with a bank or other intermediary, you are considered the “beneficial owner” of these shares. The Notice has been forwarded to you by your broker, bank or other intermediary that is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to instruct your broker, bank or other intermediary how to vote your shares by following their instructions for voting over the Internet or by telephone, or by following their instructions to request a voting instruction form that can be completed and returned by mail.

What can I do if I change my mind after I vote my shares?

If you are a shareholder of record, you can revoke your proxy prior to the completion of voting at the annual meeting by:

•	sending written notice to Pier 1 Imports’ corporate secretary at 100 Pier 1 Place, Fort Worth, Texas 76102 which must be received prior to June 21, 2017;

•	timely delivering of a valid, later-dated proxy; or

•	voting in person at the annual meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other intermediary. You may also vote in person at the annual meeting if you obtain a legal proxy from your broker, bank or other intermediary and present it to the inspector of election with your ballot.

Will my Notice include all my shares?

If you are a shareholder of record, you will receive only one Notice for all the shares of Pier 1 Imports common stock you hold:

•	in certificate form; and

•	in book-entry form;

and, if you are also a Pier 1 Imports employee, the Notice will also include all the shares of Pier 1 Imports common stock you hold:

•	in the Pier 1 Imports, Inc. Stock Purchase Plan; and

•	in book-entry form for restricted stock, if any, you received under the Pier 1 Imports, Inc. 2006 Stock Incentive Plan or the Pier 1 Imports, Inc. 2015 Stock Incentive Plan.

If you are a beneficial owner of shares, the voting instructions you receive from your broker, bank or other intermediary will show the shares of Pier 1 Imports common stock held by it on your behalf. You may receive multiple notices if you have more than one account that holds Pier 1 Imports common stock.

What happens if I do not give specific voting instructions?

If you are a shareholder of record and you sign and return a proxy card without giving specific instructions, the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting. See the response to the question below captioned “Could other matters be decided at the annual meeting?”

If you are a beneficial owner of shares and do not provide your broker, bank or other intermediary with specific voting instructions, then under the rules of the NYSE, your broker, bank or other intermediary may only vote on matters for which it has discretionary power to vote. If your broker, bank or other intermediary does not receive instructions from you on how to vote your shares and such holder does not have discretion to vote on the matter, then that holder will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares and your shares will not be voted on that matter.

Who will count the votes?

Representatives of Pier 1 Imports’ transfer agent, Computershare Inc., will tabulate the votes and act as inspector of election.

Is there a list of shareholders entitled to vote at the annual meeting?

The names of shareholders of record entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 8:30 a.m. and 5:00 p.m., local time, at Pier 1 Imports’ corporate headquarters at 100 Pier 1 Place, Fort Worth, Texas 76102, by contacting Pier 1 Imports’ corporate secretary at (817) 252-8000.

What constitutes a quorum?

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting, present in person or represented by proxy, is necessary to constitute a quorum.

54	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

QUESTIONS AND ANSWERS REGARDING THE PROXY STATEMENT AND ANNUAL MEETING

How are abstentions and “broker non-votes” counted in determining the presence of a quorum?

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank or other intermediary holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power to vote on that proposal and has not received voting instructions from the beneficial owner.

What are the voting requirements to elect the directors and to approve, or advise the board of directors with respect to, each of the proposals discussed in this proxy statement?

PROPOSAL	VOTE REQUIRED	DISCRETIONARY VOTING ALLOWED?

No. 1 – Election of Directors	Affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors	No

No. 2 – Advisory Approval of the Compensation of Pier 1 Imports’ Named Executive Officers	Affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter	No

No. 3 – Advisory Approval of Frequency of Shareholder Advisory Vote to Approve the Compensation of Pier 1 Imports’ Named Executive Officers

The frequency receiving the highest number of votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this proposal will indicate the choice of shareholders as the frequency for future say-on-pay votes

No

No. 4 – Approval of Amendment of the Pier 1 Imports, Inc. 2015 Stock Incentive Plan	Affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter	No

No. 5 – Ratification of Engagement of Ernst & Young LLP	Affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter	Yes

If you are a beneficial owner of shares, your broker, bank or other intermediary is entitled to vote your shares on the ratification of the engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2018, even if they, as the holder of record, do not receive voting instructions from you. If you are a beneficial owner, your broker, bank or other intermediary is not entitled to vote on the election of directors, the non-binding, advisory resolution to approve the compensation of Pier 1 Imports’ named executive officers, the non-binding, advisory vote to approve the frequency of the advisory vote to approve the compensation of Pier 1 Imports’ named executive officers, or the amendment of the Pier 1 Imports, Inc. 2015 Stock Incentive Plan to increase the number of shares available for grant under the plan, absent voting instructions from you. Without your voting instructions, a broker non-vote will occur on these proposals.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	55

QUESTIONS AND ANSWERS REGARDING THE PROXY STATEMENT AND ANNUAL MEETING

How are abstentions and “broker non-votes” counted in voting?

Election of Directors:

A “majority of the votes cast” means that the number of votes cast “For” a nominee for director exceeds the number of votes cast “Against” the nominee. Abstentions and broker non-votes are not considered as votes cast.

Other Proposals:

Broker non-votes will not be counted as a vote either “For” or “Against” PROPOSAL NO. 2 (non-binding, advisory resolution to approve the fiscal 2017 compensation of Pier 1 Imports’ named executive officers), PROPOSAL NO. 3 (non-binding, advisory vote to approve the frequency of the advisory vote to approve the compensation of Pier 1 Imports’ named executive officers) and PROPOSAL NO. 4 (amendment of the Pier 1 Imports, Inc. 2015 Stock Incentive Plan to increase the number of shares available for grant under the plan). An abstention will have the same effect as a vote “Against” PROPOSALS NO. 2, NO. 4 and NO. 5 (ratification of the engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2018), and will have no impact on PROPOSAL NO. 3.

Could other matters be decided at the annual meeting?

As of the date Pier 1 Imports began to deliver the Notice, it did not know of any matters to be brought before the annual meeting other than those described in this proxy statement.

If you vote your shares over the Internet or by telephone, or you sign and return a proxy card or voting instruction form, and other matters are properly presented at the annual meeting for consideration, the proxies appointed by the board of directors (the persons named in your proxy card) will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

Pier 1 Imports has hired Innisfree M&A Incorporated to assist in soliciting proxies. Pier 1 Imports will pay all costs associated with the solicitation, including Innisfree’s fees, which are $15,000 plus expenses. In addition to solicitations by mail, Pier 1 Imports’ officers and employees may solicit proxies on behalf of Pier 1 Imports personally and by telephone or other means, for which they will receive no compensation beyond their normal compensation. Pier 1 Imports may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons, and it will reimburse them for their reasonable out-of-pocket and clerical expenses.

Do I need an admission ticket to attend the annual meeting?

You will need an admission ticket or proof of stock ownership to enter the annual meeting. If you are a shareholder of record, your admission ticket is the Notice mailed (or sent electronically) to you or the admission ticket attached to your proxy card if you elected to receive a paper copy of the proxy materials. If you plan to attend the annual meeting, please bring it with you to the annual meeting.

If you are a beneficial owner of shares and you plan to attend the annual meeting, you must present proof of your ownership of Pier 1 Imports common stock, such as a bank or brokerage account statement, to be admitted to the annual meeting.

Pier 1 Imports’ corporate headquarters is accessible to disabled persons and, upon request, it will provide wireless headsets for hearing amplification. Sign interpretation also will be provided upon request. To request either of these accommodations, please contact Pier 1 Imports’ Investor Relations Department on or before June 8, 2017. You may make your request by mail to Pier 1 Imports, Inc., Attn.: Investor Relations Department, 100 Pier 1 Place, Fort Worth, Texas 76102 or by telephone at (817) 252-7835 or toll-free at (888) 807-4371.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the annual meeting. If you have any further questions about attending the meeting, please call Pier 1 Imports’ Investor Relations Department at (817) 252-7835 or toll-free at (888) 807-4371.

56	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

OTHER BUSINESS

Pier 1 Imports does not plan to act on any matters at the meeting other than those described in this proxy statement. If any other business should properly come before the meeting, the persons named in the proxy will vote as described above under the question “Could other matters be decided at the annual meeting?”

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING OF SHAREHOLDERS

To be included in the proxy statement relating to the 2018 annual meeting of shareholders, shareholder proposals made pursuant to SEC Rule 14a-8 must be received by Pier 1 Imports’ corporate secretary no later than 5:00 p.m., local time, January 11, 2018.

In order to bring a matter before the 2018 annual meeting of shareholders that is not contained in the proxy statement, a shareholder must comply with the shareholder criteria, advance notice, shareholder information and other provisions of Pier 1 Imports’ bylaws governing shareholders bringing matters before the annual meeting. Pier 1 Imports’ bylaws require that it receive written notice of the matter in proper form with the requisite materials and information no earlier than February 22, 2018, and no later than March 24, 2018. You may contact Pier 1 Imports’ corporate secretary to find out what specific information regarding the matter must be included with the advance notice.

YOUR VOTE IS IMPORTANT

You are encouraged to let Pier 1 Imports know your preferences by voting over the Internet or by telephone, or, should you request one, by completing and returning a proxy card or voting instruction form.

Michael A. Carter

Executive Vice President, Compliance and General Counsel, Secretary

May 11, 2017

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	57

DRIVING DIRECTIONS FOR THE PIER 1 IMPORTS, INC.

ANNUAL MEETING OF SHAREHOLDERS

Pier 1 Imports, Inc.’s Corporate Headquarters

at 10:00 a.m., local time

on June 22, 2017

Reminder: You must present your admission documents as described above under the question “Do I need an admission ticket to attend the annual meeting?” at the admissions table in order to attend the Pier 1 Imports, Inc. Annual Meeting of Shareholders. Doors will open at 9:00 a.m., local time.

Below are directions to Pier 1 Imports’ corporate headquarters located at 100 Pier 1 Place/100 Energy Way, Fort Worth, Texas from various locations in the surrounding area.

From DFW Airport:

•	Take the south exit from the airport.
•	After passing through the tollgate, take Hwy. 183 west to Fort Worth. Follow signs to Fort Worth.
•	Hwy. 183 will merge with Hwy. 121.
•	Stay on Hwy. 121 to downtown Fort Worth.
•	Take the Belknap exit.
•	Belknap will split into Summit Ave. (left) and Forest Park Blvd. (right). Merge LEFT onto Summit Ave.
•	Go through the light and take an immediate RIGHT into Pier 1 Imports. Follow directions for parking.

From Downtown Dallas:

•	Take I-30 west from I-35E intersection.
•	After approximately 30 miles, take the Summit Ave. exit.
•	Turn RIGHT on Summit Ave. Continue for approximately 1⁄2 mile.
•	Turn LEFT on 5th Street.
•	Turn RIGHT into Pier 1 Imports. Follow directions for parking.

From North Dallas:

•	Take I-635 (LBJ Freeway) west to Hwy. 121.
•	Go south on Hwy. 121.
•	Follow signs to downtown Fort Worth.
•	Take the Belknap exit.
•	Belknap will split into Summit Ave. (left) and Forest Park Blvd. (right). Merge LEFT onto Summit Ave.
•	Go through the light and take an immediate RIGHT into Pier 1 Imports. Follow directions for parking.

From West Fort Worth:

•	Take I-30 east.
•	Take the Summit Ave. exit and turn LEFT on Summit Ave. Continue for approximately 1⁄2 mile.
•	Turn LEFT on 5th Street.
•	Turn RIGHT into Pier 1 Imports. Follow directions for parking.

From North Fort Worth:

•	Take I-35W south.
•	Take the Belknap exit.
•	Belknap will split into Summit Ave. (left) and Forest Park Blvd. (right). Merge LEFT onto Summit Ave.
•	Go through the light and take an immediate RIGHT into Pier 1 Imports. Follow directions for parking.

From South Fort Worth:

•	Take I-35W north.
•	Take I-30 west.
•	Take the Summit Ave. exit.
•	Turn RIGHT on Summit Ave. Continue for approximately 1⁄2 mile.
•	Turn LEFT on 5th Street.
•	Turn RIGHT into Pier 1 Imports. Follow directions for parking.

Parking will be available on a first-come, first-served basis.

If you have any further questions about attending the meeting, please call Pier 1 Imports’ Investor Relations Department at (817) 252-7835 or toll-free at (888) 807-4371.

58	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

APPENDIX A

FIRST AMENDMENT TO PIER 1 IMPORTS, INC. 2015 STOCK INCENTIVE PLAN (OMNIBUS PLAN)

WHEREAS, the Pier 1 Imports, Inc. 2015 Stock Incentive Plan (the “2015 Plan”) was approved by shareholders on June 25, 2015; and

WHEREAS, on April 6, 2017, the Board unanimously approved, subject to shareholder approval, an amendment to the 2015 Plan to increase the number of shares available for grant under the 2015 Plan by 4,000,000 shares (the “Amendment”); and

WHEREAS, shareholders approved the Amendment at the Company’s annual meeting of shareholders on June 22, 2017.

NOW THEREFORE:

A.	Article III. of the 2015 Plan shall be replaced with the following:

“The Plan was approved and adopted by the Board on April 2, 2015, approved by shareholders on June 25, 2015, and amended following approval by shareholders on June 22, 2017. No further Awards may be granted under the Plan after ten (10) years from the Effective Date. The Plan shall remain in effect until all Options granted under the Plan have been exercised or expired, all Restricted Stock Awards and all Restricted Stock Unit Awards granted under the Plan have vested or been forfeited, all Performance Awards and Phantom Stock Awards have been satisfied, expired, or forfeited and all Director Deferred Stock Unit Awards have been satisfied.”

B.	The first sentence of Article V.(a) of the 2015 Plan shall be replaced with the following:

“(a) Shares Subject to the Plan and Award Limits. Subject to adjustment in the same manner as provided in Paragraph XII(b), the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed (i) 2,500,000 shares approved by shareholders on the Effective Date plus (ii) 2,507,407 shares of Common Stock which remained available for grant under the Prior Plan as of the Effective Date, increased by the number of shares of Common Stock subject to outstanding awards, as of the Effective Date, under the Prior Plan (which amount was 3,009,974 shares) that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares of Common Stock) plus (iii) 4,000,000 shares approved by shareholders on June 22, 2017.”

C.	All terms used in this First Amendment, unless specifically defined herein, have the same meanings attributed to them in the 2015 Plan.

In witness whereof, this First Amendment is executed to be effective as of June 22, 2017.
Pier 1 Imports, Inc., a Delaware corporation

By: ________________________
Gregory S. Humenesky
Executive Vice President

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	A-1

APPENDIX B

PIER 1 IMPORTS, INC. 2015 STOCK INCENTIVE PLAN

(OMNIBUS PLAN)

I. PURPOSE OF THE PLAN

The purpose of the PIER 1 IMPORTS, INC. 2015 STOCK INCENTIVE PLAN (the “Plan”) is to provide a means through which PIER 1 IMPORTS, INC., a Delaware corporation (the “Company”), and its Affiliates may attract able persons to serve as Directors or to enter the employ of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards, and Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee or Director as provided herein. The Plan also provides for granting Director Deferred Stock Units to Directors who are not employees of the Company.

II. DEFINITIONS

The following definitions shall be applicable throughout the Plan:

(a) “Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

(b) “Award” means, individually or collectively, any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Phantom Stock Award or Director Deferred Stock Unit Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(e) “Committee” means the Compensation Committee of the Board unless another committee is designated by the Board as provided in Paragraph IV(a).

(f) “Common Stock” means the common stock, par value $0.001 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Paragraph XII.

(g) “Company” means Pier 1 Imports, Inc., a Delaware corporation.

(h) “Corporate Change” shall mean any of the following events: (i) the consummation of a merger or consolidation to which the Company is a party if the stockholders of the Company who were stockholders of the Company immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of less than fifty percent (50%) of the total combined voting power for election of directors of the surviving corporation or other entity following the effective date of such merger or consolidation; (ii) the date of the acquisition or holding of direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing in the aggregate thirty percent (30%) or more of the total combined voting power of the Company’s then issued and outstanding voting securities by any person, entity or group of associated persons or entities acting in concert, other than any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding such securities for or pursuant to the terms of any such plan; (iii) the date of the election of members of the Board at a meeting of stockholders or by written consent, the majority of which were not nominated by the Board or a committee of the Board; (iv) the consummation of the sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly owned subsidiary of the Company; or (v) the date of the approval by the stockholders of the Company of any plan or proposal for the liquidation of the Company or of its subsidiaries (other than into the Company).

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	B-1

APPENDIX B

(i) “Director” means an individual who is a member of the Board.

(j) “Director Annual Retainer Payment” means the portion of a Director Compensation Payment that includes the Director’s base annual retainer payment, excluding any payments for meeting fees and/or retainer payments for any committee chair position or the chairman of the board position.

(k) “Director Compensation Payment” means a payment to a Director of a Director’s retainer fee or a Director’s meeting fee.

(l) “Director Deferred Stock Unit Award” means an Award of deferred stock units granted under Paragraph XI of the Plan.

(m) “Effective Date” means the date of approval of this Plan by the Company stockholders which date is June 25, 2015.

(n) An “employee” means any person (including a Director) in an employment relationship with the Company or any Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in the composite transactions table for the principal U.S. national or regional securities exchange on which the Common Stock is listed for trading. The “Fair Market Value” will be determined without reference to after-hours or extended market trading. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, then the “Fair Market Value” of the Common Stock will be the average of the bid and ask prices (or, if more than one in either case, the average of the average bid and the average ask prices) for the Common Stock in the over-the-counter market on the relevant date as reported by Pink OTC Markets Inc. or similar organization. If the Common Stock is not so quoted, the “Fair Market Value” of the Common Stock will be such other amount as the Committee may ascertain reasonably to represent such “Fair Market Value.” All such determinations of “Fair Market Value” shall be in accordance with the requirements of Treasury Regulation section 1.409A-1(b)(5)(iv), or its successor.

(q) “Incentive Stock Option” means an incentive stock option within the meaning of section 422 of the Code.

(r) “Option” means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and options that do not constitute Incentive Stock Options to purchase Common Stock.

(s) “Option Agreement” means a written agreement between the Company and a Participant with respect to an Option.

(t) “Participant” means an employee or Director who has been granted an award.

(u) “Performance Award” means an Award granted under Paragraph IX of the Plan.

(v) “Performance Award Agreement” means a written agreement between the Company and a Participant with respect to a Performance Award.

(w) “Performance Measures” means performance measures established by the Committee that are based on one or more, either individually, alternatively or in any combination, of (1) the Fair Market Value of Common Stock, (2) the Company’s earnings per share, (3) the Company’s or an Affiliate’s market share, (4) the market share of a business unit and or retail channel, division or other operation of the Company designated by the Committee, (5) the Company’s or an Affiliate’s sales, (6) the sales of a business unit and/or sales through a retail channel, or sales through a division or other operation of the Company designated by the Committee, (7) the net income of the Company, an Affiliate, business unit, retail channel, division or other operation of the Company designated by the Committee, (8) the cash flow (including one or more of cash flows from operating, investing and financing activities) or return on investment of the Company, an Affiliate, business unit, retail channel, division or other operation of the Company designated by the Committee, (9) the earnings or income before or after interest, taxes, depreciation, and/or amortization of the Company, an Affiliate, business unit, retail channel, division or other operation of the Company designated by the Committee (including but not limited to earnings [including one or more of net profit after tax; gross profit; operating profit; earnings before interest; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; and net earnings], earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income and margins [including one or more of gross, operating and net income margins]), (10) economic value (measured by factors such as sales, revenues, costs, expenses, returns [including one or more of return on actual or proforma assets, net assets, non-cash assets, equity, common equity, investment, capital, invested capital, and net capital employed], economic value added, cash generation, cost reductions, unit volume, working capital and strategic plan development and implementation), (11) the return on capital, invested capital, assets or stockholders’ equity achieved by the Company or an

B-2	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

APPENDIX B

Affiliate, or (12) the total stockholders’ return (including total stockholder return relative to an index or peer group) achieved by the Company. Performance Measures established for an Award may thereafter be subject to adjustment for specified significant unusual or non-recurring or recurring non-cash items or events, including but not limited to (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (now codified as the Financial Accounting Standards Board’s Accounting Codification Standards subtopic 225-20, Extraordinary and Unusual Items) and/or unusual or non-recurring items discussed in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) discontinued operations, acquisitions or divestitures; and (g) foreign exchange and/or currency translation gains and losses. To the extent any such adjustment is to be effected with respect to an Award, it shall be prescribed in a form that meets the requirements of section 162(m) of the Code for deductibility if the Committee, in its sole discretion, determines that loss of deductibility is a significant exposure for the Company. The Performance Measures may be absolute, relative to one or more other companies, relative to one or more indexes, or relative to one or more index or peer group, and may be contingent upon future performance of the Company or any Affiliate, division (including business units and lines of business), or department thereof.

(x) “Phantom Stock Award” means an Award granted under Paragraph X of the Plan.

(y) “Phantom Stock Award Agreement” means a written agreement between the Company and a Participant with respect to a Phantom Stock Award.

(z) “Plan” means the Pier 1 Imports, Inc. 2015 Stock Incentive Plan (Omnibus Plan), as amended from time to time.

(aa) “Prior Plan” means the Pier 1 Imports, Inc. 2006 Stock Incentive Plan (Omnibus Plan).

(bb) “Restricted Stock Award” means an Award of restricted stock granted under Paragraph VIII of the Plan.

(cc) “Restricted Stock Award Agreement” means a written agreement between the Company and a Participant with respect to a Restricted Stock Award.

(dd) “Restricted Stock Unit Award” means an Award of restricted stock units granted under Paragraph VIII of the Plan.

(ee) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a Participant with respect to a Restricted Stock Unit Award.

(ff) “Rule 16b-3” means SEC Rule 16b-3 promulgated under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

(gg) “Stock Appreciation Right” means a right to acquire, upon exercise of the right, Common Stock and/or, in the sole discretion of the Committee, cash having an aggregate value equal to the then excess of the Fair Market Value of the shares with respect to which the right is exercised over the exercise price therefor.

III. EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan was approved and adopted by the Board on April 2, 2015, subject to approval by the stockholders of the Company at the Annual Meeting of Shareholders to be held on June 25, 2015, or any adjournment or postponement of the meeting. The date of the approval of Plan by the Company’s stockholders shall be the Effective Date of the Plan and that date shall be inserted in the definition of “Effective Date” above. No further Awards may be granted under the Plan after ten (10) years from the Effective Date. The Plan shall remain in effect until all Options granted under the Plan have been exercised or expired, all Restricted Stock Awards and all Restricted Stock Unit Awards granted under the Plan have vested or been forfeited, all Performance Awards and Phantom Stock Awards have been satisfied, expired, or forfeited and all Director Deferred Stock Unit Awards have been satisfied.

IV. ADMINISTRATION

(a) Composition of Committee. The Plan shall be administered by a committee of, and appointed by, the Board or any duly appointed subcommittee of the Committee, that shall be comprised solely of two (2) or more outside Directors (within the meaning of the term “outside directors” as used in section 162(m) of the Code and applicable interpretive authority thereunder and within the meaning of the term “Non-Employee Director” as defined in Rule 16b-3 promulgated under the Exchange Act).

(b) Powers. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which employees or Directors shall receive an Award, the time or times when such Award shall be made, the type of Award that shall be made,

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	B-3

APPENDIX B

the number of shares to be subject to each Option, Restricted Stock Award or Restricted Stock Unit Award, the number of shares subject to or the value of each Performance Award, and the value of each Phantom Stock Award. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective employees or Directors, their present and potential contribution to the Company’s success and such other factors as the Committee in its sole discretion shall deem relevant.

(c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

(d) Delegation of Powers. The Committee may from time to time and in its sole discretion delegate any and all of its powers to the Chief Executive Officer of the Company or to an officer or a group of officers of the Company; provided, however, that the Committee shall not delegate any powers or responsibilities if such delegation would result or potentially result in an Award which is intended to qualify as performance-based compensation for purposes of section 162(m) of the Code failing to qualify as such performance-based compensation. The powers of delegation pursuant to this paragraph include but are not limited to the Committee’s powers to administer the Plan, to interpret provisions of the Plan and to grant Awards under the Plan, insofar as such administration, interpretation and power to grant Awards relates to any person who is not subject to Section 16 of the Exchange Act (including any successor section to the same or similar effect). The Committee may revoke any delegation of its powers at any time and may put any conditions or restrictions on any powers which it has delegated as it determines in its sole discretion. In the event of any conflict in a determination or interpretation under the Plan as between the Committee and a person or group of persons to whom powers of determination or interpretation have been delegated by the Committee, the determination or interpretation, as applicable, of the Committee shall be conclusive.

V. SHARES SUBJECT TO THE PLAN; AWARD LIMITS; GRANT OF AWARDS

(a) Shares Subject to the Plan and Award Limits. Subject to adjustment in the same manner as provided in Paragraph XII(b), the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed (i) 2,500,000 shares plus (ii) the number of shares of Common Stock which remained available for grant under the Prior Plan as of the Effective Date (which amount is 2,924,592 shares as of April 27, 2015) increased by the number of shares of Common Stock subject to outstanding awards, as of the Effective Date, under the Prior Plan (which amount is 3,551,658 shares as of April 27, 2015) that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares of Common Stock). The aggregate maximum number of shares of Common Stock that may be issued under the Plan through Incentive Stock Options shall not exceed 2,500,000 shares. Shares shall be deemed to have been issued under the Plan only to the extent actually granted pursuant to an Award; provided, however, that the Committee shall not grant any Award which potentially will result in the issuance of shares of Common Stock if such issuance would cause the Plan to exceed the limits described in the preceding two sentences if all Options then outstanding were exercised in full by participants. To the extent that an Award lapses or the rights of its holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award under the Plan. Notwithstanding the foregoing, the following shares of Common Stock shall not again be available for the grant of an Award under the Plan: (y) shares surrendered in payment of the exercise price or purchase price of an Award and (z) shares withheld for payment of applicable employment taxes and/or withholding obligation associated with an Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards denominated in shares of Common Stock granted to any one individual during any calendar year may not exceed 750,000 shares of Common Stock (subject to adjustment in the same manner as provided in Paragraph XII(b)) and the maximum amount of compensation that may be paid under all Performance Awards denominated in cash (including the Fair Market Value of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $4 million. The limitations set forth in the preceding sentence shall be applied in a manner that will permit awards that are intended to provide “performance-based” compensation for purposes of section 162(m) of the Code to satisfy the requirements of such section, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled.

(b) Grant of Awards. The Committee may from time to time grant Awards to one or more employees or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

B-4	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

APPENDIX B

(c) Stock Offered. Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

VI. ELIGIBILITY

Awards may be granted only to persons who, at the time of grant, are employees or Directors. An Award may be granted on more than one occasion to the same person, and, subject to the limitations and restrictions set forth in the Plan, such Award may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award, a Phantom Stock Award, a Director Deferred Stock Unit Award or any combination thereof.

VII. STOCK OPTIONS

(a) Option Period. The term of each Option shall be ten (10) years from the date of grant, unless a shorter term is specified by the Committee at the time of grant. No option shall be exercisable after ten (10) years from the date of grant.

(b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee; provide, however, no Option will be exercisable prior to the expiration of a one year period from the date of grant unless exercisable by retirement, death or disability as specified in an Option Agreement.

(c) Special Limitations on Incentive Stock Options. An Incentive Stock Option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) at the time the Option is granted. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. Except as otherwise provided in sections 421 or 422 of the Code, an Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by such Participant or the Participant’s guardian or legal representative.

(d) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Option as an Incentive Stock Option under section 422 of the Code. Each Option Agreement shall specify the effect of termination of employment or service as a Director (by retirement, disability, death or otherwise), as applicable, on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a “cashless exercise” or “net share exercise” of the Option by establishing procedures satisfactory to the Committee with respect thereto. The terms and conditions of Option Agreements need not be identical. Subject to the consent of the Participant, except where such consent is not required pursuant to Paragraph XII(c), the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable).

(e) Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Paragraph XII(b), such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	B-5

APPENDIX B

any Option that does not constitute an Incentive Stock Option, to the extent the Company issues stock certificates in lieu of uncertificated shares designated to a grantee in book-entry form on the records of the Company’s transfer agent.

(f) Restrictions on Repricing of Options. Except as provided in Paragraph XII, the Committee may not, without approval of the stockholders of the Company, seek to effect any re-pricing of any previously granted “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) cancelling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Phantom Stock Award in exchange; or (iii) cancelling or repurchasing the underwater Options or Stock Appreciation Rights for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Company Common Stock covered by such Award is less than the exercise price of the Award.

(g) Stockholder Rights and Privileges. The Participant shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased upon exercise of the Option and for which certificates of stock have been registered in the Participant’s name.

(h) Options and Rights in Substitution for Options Granted by Other Employers. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for options and such rights held by individuals providing services to corporations or other entities who become employees or Directors as a result of a merger or consolidation or other business transaction with the Company or any Affiliate.

(i) No Dividend Equivalents. No grant of an Option or Stock Appreciation Right may provide for dividends, dividend equivalents or other similar distributions to be paid on such Option or Stock Appreciation Right.

VIII. RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

(a) Forfeiture Restrictions to be Established by the Committee. Restricted Stock Unit Awards and shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit the units or forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions applicable to an Award shall lapse upon (i) the attainment of one or more Performance Measures, (ii) the Participant’s continued employment with the Company or continued service as a Director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (iv) a combination of any of the foregoing. Each Restricted Stock Award and each Restricted Stock Unit Award may have different Forfeiture Restrictions, in the discretion of the Committee. In no event shall the Forfeiture Restrictions with respect to a Restricted Stock Award or a Restricted Stock Unit Award lapse in full prior to the expiration of (i) a one-year period following the date of grant of the Award in the case of Forfeiture Restrictions that lapse upon the attainment of one or more Performance Measures or (ii) a three-year period following the date of grant of the Award in the case of Forfeiture Restrictions that lapse other than upon the attainment of one or more Performance Measures.

(b) Restricted Stock Award Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant or by uncertificated shares designated for such Participant in book-entry form on the records of the Company’s transfer agent for Common Stock. Any stock certificate issued with respect to a Restricted Stock Award shall bear the following or a similar legend: “The transferability of this certificate and the shares of Common Stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) contained in the Pier 1 Imports, Inc. 2015 Stock Incentive Plan and the Restricted Stock Award Agreement entered into between the registered owner and Pier 1 Imports, Inc. A copy of such plan and agreement is on file in the office of Pier 1 Imports, Inc., 100 Pier 1 Place, Fort Worth, Texas 76102.” Any Common Stock certificates or book-entry uncertificated shares evidencing such shares shall be held in custody by the Company’s transfer agent. Unless provided otherwise in a Restricted Stock Award Agreement, the Participant shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Director (by retirement, disability, death or otherwise) or Participant prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in a

B-6	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

APPENDIX B

Restricted Stock Award Agreement made in conjunction with the Award. Notwithstanding the foregoing, a Participant shall not have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award.

(c) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(d) Restricted Stock Unit Award Terms and Conditions. A Restricted Stock Unit Award is a right to receive cash or shares of Common Stock based upon a bookkeeping entry referencing a value expressed by reference to shares of Common Stock and subject to forfeiture pursuant to Forfeiture Restrictions. A Participant shall have no right to receive dividends or any other right and privilege of a shareholder with respect to Common Stock which is the measure of a Restricted Stock Unit Award. At the time of grant of a Restricted Stock Unit Award, the Committee may, in its sole discretion prescribe additional terms, conditions or restrictions relating to the Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Director (by retirement, disability, death or otherwise) or Participant prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Unit Award Agreement made in conjunction with the Award.

(e) Committee’s Discretion to Accelerate Vesting of Restricted Stock Awards and Restricted Stock Unit Awards. Except as it would cause Plan or Award failure under section 409A of the Code, the Committee may, in its sole discretion and as of a date determined by the Committee, upon the occurrence of a Participant’s death, disability, retirement, or termination without cause, fully vest any or all Common Stock awarded to a Participant pursuant to a Restricted Stock Award or any or all Restricted Stock Unit Awards of a Participant which are then still subject to Forfeiture Restrictions, and, upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Awards or Restricted Stock Unit Awards shall terminate as of such date. Any action by the Committee pursuant to this subparagraph may vary among individual Participants and may vary among the Restricted Stock Awards or Restricted Stock Unit Awards held by any individual Participant.

(f) Restricted Stock Award Agreements and Restricted Stock Unit Award Agreements. At the time any Award is made under this Paragraph VIII, the Company and the Participant shall enter into a Restricted Stock Award Agreement or Restricted Stock Unit Award Agreement, as applicable; setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of Restricted Stock Award Agreements or Restricted Stock Unit Award Agreements, as applicable, need not be identical. Subject to the consent of the Participant and the restriction set forth in the last sentence of subparagraph (e) above, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Award Agreement or Restricted Stock Unit Award Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.

IX. PERFORMANCE AWARDS

(a) Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, whether the Award is to be an Award of shares of Common Stock or a cash Award, or both, the number of shares of Common Stock subject to or the maximum cash value of the Performance Award, as applicable, and the performance period over which the performance applicable to the Performance Award shall be measured.

(b) Performance Measures. The Committee, in its sole discretion, may provide for an adjustable Performance Award value based upon the level of achievement of Performance Measures and/or which provides for a reduction in the value of a Performance Award during the performance period. In no event shall a Performance Award which is an Award of shares of Common Stock vest in full prior to the expiration of a one-year period following the grant of the Award.

(c) Awards Criteria. In determining the value of Performance Awards, the Committee shall take into account a Participant’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

(d) Payment. Following the end of the performance period for a Performance Award and in no event later than ten (10) years after the date of grant of such Performance Award, the holder of the Performance Award shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to or the maximum cash value of the Performance Award, as applicable, based on the achievement of the Performance Measures for such performance period, as determined and certified in writing by the Committee. Payment of a Performance Award for a performance period shall be in full immediately following the end of such performance period but in no event later than the fifteenth day of the third calendar month after the later of the calendar year immediately following the calendar year within which the performance period ends or the taxable year of the Company immediately following the taxable year of the Company within which the performance period ends and may be made in cash, Common Stock, or a combination thereof, as determined by the Committee. If a Performance Award covering shares of Common Stock is to be paid in cash,

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	B-7

APPENDIX B

such payment shall be based on the Fair Market Value of the Common Stock on the payment date or such other date as may be specified by the Committee in the Performance Award Agreement. If a Performance Award is to be paid in shares of Common Stock, the number of shares of such payment shall be determined based upon the Fair Market Value of the Common Stock on the date of payment or such other date as may be specified by the Committee in the Performance Award Agreement.

(e) Termination of Award. A Performance Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to serve as a Director for the Company at all times during the applicable performance period, except as may be otherwise determined by the Committee.

(f) Performance Award Agreements. At the time any Award is made under this Paragraph IX, the Company and the Participant shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Performance Award Agreements need not be identical.

(g) No Dividend Equivalents. No grant of Performance Award may provide for dividends, dividend equivalents or other similar distributions to be paid on such unvested Performance Award.

X. PHANTOM STOCK AWARDS

(a) Phantom Stock Awards. Phantom Stock Awards are rights to receive shares of Common Stock (or the Fair Market Value thereof, in cash), or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Common Stock over a specified period of time, which vest over a period of time as established by the Committee, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the Participant respecting any Phantom Stock Award. A Phantom Stock Award may include, without limitation, a Stock Appreciation Right that is granted independently of an Option or a Stock Appreciation Right that is granted in tandem with an Option. Any Phantom Stock Award which is a Stock Appreciation Right shall have a maximum term of ten years and shall represent an Award that measures appreciation or increase in the Fair Market Value of Common Stock only with reference to appreciation over the Fair Market Value of the Common Stock which is the subject of the Award as of the date of grant thereof.

(b) Award Period. The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which the Award shall vest with respect to the Participant; provided, however, no Phantom Stock Award will vest in full prior to the expiration of a one year period from the date of its grant.

(c) Awards Criteria. In determining the value of Phantom Stock Awards, the Committee shall take into account a Participant’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

(d) Payment. Following the end of the vesting period for a Phantom Stock Award (or at such other time as the applicable Phantom Stock Award Agreement may provide) or upon an exercise by a Participant of a payment right and in no event later than ten (10) years after the date of grant of such Phantom Stock Award, the holder of the Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested or exercised value of the Award. Payment of a Phantom Stock Award may be made in cash, Common Stock, or a combination thereof as determined by the Committee. Payment shall be made in full as soon as practicable following vesting or exercise of the Award, but in no event later than the fifteenth day of the third calendar month after the later of the calendar year immediately following the calendar year in which such vesting occurred or the taxable year of the Company immediately following the taxable year of the Company or within which such vesting occurred. Any payment to be made in cash shall be based on the Fair Market Value of the Common Stock on the payment date or such other date as may be specified by the Committee in the Phantom Stock Award Agreement.

(e) Termination of Award. A Phantom Stock Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to serve as a Director of the Company at all times during the applicable vesting period, except as may be otherwise determined by the Committee.

(f) Phantom Stock Award Agreements. At the time any Award is made under this Paragraph X, the Company and the Participant shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of Phantom Stock Award Agreements need not be identical.

B-8	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

APPENDIX B

XI. DIRECTOR DEFERRED STOCK UNIT AWARDS

(a) Director Deferred Stock. A Director Deferred Stock Unit Award provides deferral of part or all of a Director’s Director Compensation Payment into deferred stock units. Director Deferred Stock Unit Awards shall only be available to Directors who are not employees. A Director Deferred Stock Unit Award is a right to receive shares of Common Stock based upon a bookkeeping entry referencing a value expressed by reference to shares of Common Stock. Each Director who is not an employee may elect, in lieu of being paid any portion of a Director Compensation Payment in cash, to be awarded deferred stock units in an amount equal to the dollar amount of such Director Compensation Payment divided by the Fair Market Value of a share of Common Stock determined as of the date that such deferred Director Compensation Payment amount would otherwise have been paid to the Director in cash. Any such election shall be made in whole percentages, on a form prescribed by the Company, at the same percentage for all components of the Director Compensation Payment (i.e., such percentage would apply equally to the Director Annual Retainer Payment and any other fees included in the Director Compensation Payment). Any such election must be made on or before the December 31 of the calendar year prior to the calendar year or fiscal year in which the services for the Director Compensation Payment which such Director is deferring into deferred stock units will be rendered, and any such election shall be irrevocable as of such December 31. Notwithstanding the foregoing, the election described in the preceding sentence by an individual who has first become elected as a Director may be made before or within the 30-day period immediately following his or her election as a Director provided that the deferral effected by such election will only apply with respect to compensation earned for services rendered as a Director after the date such election was made. Any deferral portion of such Director Compensation Payment credited to such Director in the form of deferred stock units, in lieu of being paid to such Director in cash, shall be awarded additional deferred stock units in an amount equal to .25 times the dollar amount of the deferred portion of the Director Annual Retainer Payment divided by the Fair Market Value of a share of Common Stock determined as of the date that such deferred Director Compensation Payment amount would otherwise have been paid to the Director in cash.

(b) Dividends. Each time that a dividend is paid on Common Stock (other than a dividend of capital stock of the Company), a Director who is then credited with deferred stock units shall be credited with additional deferred stock units equal to the product of the dividend payment amount (or, if other than in cash, the Fair Market Value thereof) per share multiplied by the number of deferred stock units credited to such Director as of the record date for the dividend, divided by the Fair Market Value of the Common Stock on the dividend payment date.

(c) Director Deferred Stock Unit Award Payouts. At the time that a Director ceases to be a Director of the Company, the deferred stock units then credited to such Director (as adjusted [both as to deferred stock units and cash fees] for the period of service as a Director) shall be exchanged for shares of Common Stock which will be distributed to such Director. The transfer of shares of Common Stock to a Director in exchange for such Director’s deferred stock units shall be effected within five (5) business days after the date such Director ceases to be a Director of the Company. Deferred stock units shall be paid in cash within such five (5) business day period to the extent applicable Plan limitations at such time preclude Plan distributions of Common Stock.

XII. RECAPITALIZATION OR REORGANIZATION

(a) No Effect on Right or Power. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b) Subdivision or Consolidation of Shares; Stock Dividends; and Recapitalizations. The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock covered by an Award (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	B-9

APPENDIX B

(c) Corporate Changes. Before or no later than thirty (30) days after a Corporate Change, the Committee, acting in its sole discretion without the consent or approval of any Participant, shall effect one or more of the following alternatives, which alternatives may vary among individual Participants and which may vary among Options held by any individual Participant: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (2) cancel and terminate some or all of the outstanding Options and any rights thereunder held by all or selected Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Company shall pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the “Change of Control Value”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), including, without limitation, adjusting an Option to provide that the number and class of shares of Common Stock covered by such Option shall be adjusted so that such Option shall thereafter cover securities of the surviving or acquiring corporation or other property (including, without limitation, cash) as determined by the Committee in its sole discretion. In exercising its powers to adjust Options as a result of a result of a Corporate Change pursuant to this subparagraph (c), the Committee shall exercise its best efforts to effect adjustments in a way that does not cause Options to become deferred compensation for purposes of the requirements imposed under section 409A of the Code.

In the event of a Corporate Change, the Committee, acting at its sole discretion without the consent or approval of any Participant, may cause the Forfeiture Restrictions then remaining applicable with respect to all or selected Restricted Stock Awards or Restricted Stock Unit Awards to lapse in whole or in part as of a date before or after such Corporate Change as specified by the Committee.

In the event of a Corporate Change, the Committee, acting in its sole discretion without the consent or approval of any Participant, may cancel and terminate, as of a date before or after such Corporate Change specified by the Committee, Performance Awards and Phantom Stock Awards and any rights thereunder and the Company shall pay (or cause to be paid) to each Participant an amount of cash equal to the maximum value (which maximum value may be determined, if applicable and in the discretion of the Committee, based on the then Fair Market Value of the Common Stock) of such Performance Award or Phantom Stock Award which, in the event the applicable performance or vesting period set forth in such Performance Award or Phantom Stock Award has not been completed, shall be multiplied by a fraction, the numerator of which is the number of days during the period beginning on the first day of the applicable performance or vesting period and ending on the date of the cancellation and termination, and the denominator of which is the aggregate number of days in the applicable performance or vesting period.

Provisions of this Subparagraph (c) notwithstanding, the Committee may not and cannot take action pursuant to this Subparagraph (c) with respect to Awards which constitute deferred compensation that is subject to section 409A of the Code unless (i) the Corporate Change in issue is a “change in control event” as such term is described in Treasury Regulations promulgated pursuant to section 409A of the Code and (ii) the action taken by the Committee constitutes an acceleration which is a permissible acceleration under such Treasury Regulations. Further, nothing in this Subparagraph (c) shall be interpreted to invalidate or otherwise adversely affect any provision in an individual Award agreement regarding the effect of a Corporate Change upon the Award evidenced by such agreement and the Committee can exercise powers conferred upon the Committee pursuant to this Subparagraph (c) with respect to such Award only in a way which is consistent with and complementary to any specific Corporate Change provisions of such Award Agreement.

(d) Change of Control Value. For the purposes of clause (2) in Subparagraph (c) above, the “Change of Control Value” shall equal the amount determined in clause (i), (ii) or (iii) below, whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to clause (i) or (ii) above, the Fair Market Value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and termination of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(e) Other Changes in the Common Stock. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring by reason of the above events and after the date of the grant of any Award and not otherwise provided for by this Paragraph XII, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee at its sole discretion as to the number and price of shares of Common Stock or other

B-10	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

APPENDIX B

consideration subject to such Award. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock by reason of the above events, or upon the occurrence of any other event described in this Paragraph XII, the aggregate number of shares available under the Plan, the aggregate number of shares that may be issued under the Plan through Incentive Stock Options, and the maximum number of shares that may be subject to Awards granted to any one individual may be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive.

(f) Stockholder Action. Any adjustment provided for in the above Subparagraphs shall be subject to any required stockholder action.

(g) No Adjustments Unless Otherwise Provided. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

XIII. AMENDMENT AND TERMINATION OF THE PLAN

The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Award theretofore granted without the consent of the Participant, and provided, further, that the Board may not, without approval of the stockholders of the Company, (a) amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan, increase the maximum number of shares that may be issued under the Plan through Incentive Stock Options or change the class of individuals eligible to receive Awards under the Plan, or (b) amend or delete Paragraph VII(f).

XIV. CODE COMPLIANCE

(a) Code Section 162(m). For each Award that is granted to a “covered employee” (within the meaning of Treasury Regulation section 1.162-27(c)(2) and is intended, as determined by the Committee in its sole discretion, to satisfy the exception for performance-based compensation under section 162(m) of the Code), the Committee shall establish the Performance Measures applicable to such Award either (i) prior to the beginning of the Award’s performance period or (ii) within ninety (90) days after the beginning of an Award’s performance period if the outcome of the performance targets is substantially uncertain at the time such targets are established, but not later than the date that twenty-five percent (25%) of an Award’s performance period has elapsed.

(b) Code Section 409A. The Company intends that any Awards which may be subject to section 409A of the Code comply with or are exempt from section 409A of the Code, and, accordingly, to the maximum extent permitted, this Plan and any Awards granted thereunder shall be interpreted and administered to be in compliance with section 409A of the Code or exempt therefrom. If for any reason, such as imprecision in drafting, any provision of this Plan or any Award agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) section 409A of the Code, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) section 409A of the Code and shall be interpreted by the Committee in a manner consistent with such intent, as determined in the discretion of the Committee. While the Awards provided hereunder are intended to be structured in a manner to avoid the implication of any penalty taxes under section 409A of the Code, in no event whatsoever will the Company or any of its respective Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of section 409A of the Code or any damages for failing to comply with section 409A of the Code. Notwithstanding anything herein to the contrary, to the extent an Award set forth in this Plan constitutes “non-qualified deferred compensation” subject to section 409A of the Code, then the following conditions apply to the payment of such benefits:

(i) Any termination of a Participant’s employment triggering payment of benefits under an Award must constitute a “separation from service” under section 409A(a)(2)(A)(i) of the Code and Treas. Reg. §1.409A-1(h) before distribution of such benefits can commence. To the extent that the termination of a Participant’s employment does not constitute a separation of service under section 409A(a)(2)(A)(i) of the Code and Treas. Reg. §1.409A-1(h) (as the result of further services that are reasonably anticipated to be provided by a Participant to the Company or its Affiliate at the time a Participant’s employment terminates), any benefits payable under the Plan or an Award agreement that constitute non-qualified deferred compensation under section 409A of the Code shall be delayed until the date of a subsequent event constituting a separation of service under section 409A(a)(2)(A)(i) of the Code and Treas. Reg. §1.409A-1(h). For purposes of clarification, this subparagraph shall not cause any forfeiture of benefits on a Participant’s part, but shall only act as a delay until such time as a “separation from service” occurs.

PIER 1 IMPORTS, INC. | 2017 Proxy Statement	B-11

APPENDIX B

(ii) If a Participant is a “specified employee” (as that term is used in section 409A of the Code and regulations and other guidance issued thereunder) on the date his or her separation from service becomes effective, any benefits payable under an Award that constitute non-qualified deferred compensation subject to section 409A of the Code shall be delayed until the earlier of (A) the business day following the six-month anniversary of the date his separation from service becomes effective, (B) the date of a Participant’s death, but only to the extent necessary to avoid the adverse tax consequences and penalties under section 409A of the Code or (C) such earlier date as is permitted under section 409A of the Code (the “Delayed Payment Date”). On the Delayed Payment Date, the Company shall pay the Participant (or, if applicable, his estate) in a lump sum the aggregate value of the non-qualified deferred compensation that the Company otherwise would have paid the Participant prior to that date under the Award agreement.

(iii) It is intended that each installment of the payments and benefits provided under this Plan shall be treated as a separate “payment” for purposes of section 409A of the Code.

(iv) Neither the Company nor any Participant shall have the right to accelerate or defer the delivery of any such payments or benefits except to the extent specifically permitted or required by section 409A of the Code.

(v) If any other payments or other benefits due to a Participant hereunder could cause the application of an accelerated or additional tax under section 409A of the Code, such payments or other benefits shall be deferred if deferral will make such payment or other benefits compliant under section 409A of the Code, or otherwise such payment or other benefits shall be restructured, to the extent possible, in a manner, determined by the Committee that does not cause such an accelerated or additional tax. A Participant shall not have any right to determine a date of payment of any amount under this Plan.

XV. MISCELLANEOUS

(a) No Right to an Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted an Option, a right to a Restricted Stock Award, a right to a Restricted Stock Unit, a right to a Performance Award, a right to a Phantom Stock Award, or any other rights hereunder except as may be evidenced by an Award agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

B-12	PIER 1 IMPORTS, INC. | 2017 Proxy Statement

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Admission Ticket on Reverse Side

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 21, 2017.

Vote by Internet

•	Go to www.investorvote.com/PIR
•	Or scan the QR code with your smartphone
•	Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone.
•	Outside the USA, US territories & Canada call 1-781-575-2300.
•	Follow the instructions provided by the recorded message.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

▼	To vote by mail, mark, sign and date your proxy card and detach and return it in the enclosed envelope.	▼

A	Proposals —	The Board of Directors recommends a vote “FOR” the election as a director of each of the nominees named in Proposal
No. 1, a vote “FOR” Proposal Nos. 2, 4 and 5, and a vote for a frequency of “EVERY YEAR” on Proposal No. 3.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - Claire H. Babrowski	☐	☐	☐	02 - Cheryl A. Bachelder	☐	☐	☐	03 - Hamish A. Dodds	☐	☐	☐
	04 - Brendan L. Hoffman	☐	☐	☐	05 - Alasdair B. James	☐	☐	☐	06 - Terry E. London	☐	☐	☐
	07 - Cynthia P. McCague	☐	☐	☐	08 - Michael A. Peel	☐	☐	☐	09 - Ann M. Sardini	☐	☐	☐

2.	A non-binding, advisory resolution to approve the compensation of Pier 1 Imports’ named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Proxy Statement under the caption “Compensation.”	For ☐	Against ☐	Abstain ☐	3.	A non-binding, advisory vote with respect to the frequency of future shareholder advisory voting on the compensation of Pier 1 Imports’ named executive officers.	EVERY YEAR ☐	EVERY OTHER YEAR ☐	EVERY THREE YEARS ☐	Abstain ☐
		For	Against	Abstain				For	Against	Abstain
4.	The approval of an amendment of the Pier 1 Imports, Inc. 2015 Stock Incentive Plan to increase the number of shares available for grant under the plan.	☐	☐	☐	5.	The ratification of the audit committee’s engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2018.		☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote, as described in the Proxy Statement, upon any other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF VOTING BY MAIL, YOU MUST COMPLETE AND SIGN SECTION B ABOVE.

FOR ADDRESS CHANGES OR COMMENTS, PLEASE COMPLETE SECTION C ON THE REVERSE SIDE OF THIS CARD.

⬛	1 U P X	+

02LC4B

Admission Ticket

Pier 1 Imports, Inc.

2017 Annual Meeting of Shareholders

Thursday, June 22, 2017 at 10:00 a.m. local time

Pier 1 Imports, Inc. Corporate Headquarters

Mezzanine Level, Conference Center Room C

100 Pier 1 Place, Fort Worth, Texas 76102

If you plan to attend the meeting in person, please bring this ADMISSION TICKET with you to the meeting. Directions to Pier 1 Imports’ corporate headquarters are located on the last page of the Proxy Statement.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders to be held on June 22, 2017. You can view Pier 1 Imports, Inc.’s 2017 Annual Report, which includes Pier 1 Imports, Inc.’s Form 10-K for the fiscal year ended February 25, 2017, Notice of Annual Meeting, and 2017 Proxy Statement, on the Internet at: http://www.investorvote.com/PIR

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PIER 1 IMPORTS, INC. 100 Pier 1 Place, Fort Worth, Texas 76102 PROXY	+

The board of directors solicits this proxy for use at the Annual Meeting of Shareholders on June 22, 2017.

The shareholder whose signature appears on the reverse side of this proxy card hereby appoints TERRY E. LONDON, MICHAEL W. TANKERSLEY and MICHAEL A. CARTER, and any of them, proxy or proxies with full power of substitution and revocation as to each of them, to represent and to vote as set forth on this proxy card or as directed by telephone or Internet all the shares of the common stock of Pier 1 Imports, Inc. held of record by the shareholder on April 27, 2017, at the Annual Meeting of Shareholders to be held at 10:00 a.m. local time on June 22, 2017 at Pier 1 Imports, Inc. Corporate Headquarters, Mezzanine Level, Conference Center Room C, 100 Pier 1 Place, Fort Worth, Texas 76102, or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the election as a director of each of the nominees named in Proposal No. 1, voted “FOR” Proposal Nos. 2, 4 and 5, and voted for a frequency of “EVERY YEAR” on Proposal No. 3. The proxies are authorized to vote, as described in the Proxy Statement, in their discretion, upon any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or the Internet.

(Continued and to be marked, dated, and signed on the other side)

C	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE AND SIGN SECTION B ON THE REVERSE SIDE OF THIS CARD.

⬛	FOR ADDRESS CHANGES OR COMMENTS, PLEASE COMPLETE SECTION C ABOVE.	+